VARIABLE ANNUITY
  May 1, 2001

                                                                       MetLife's
                                                              Preference Plus(R)
                                                                         Account


PROSPECTUS



                                                 Individual Retirement Annuities

                                            Roth Individual Retirement Annuities

                                          SIMPLE Individual Retirement Annuities

                                                         Non-Qualified Annuities

                                                    Simplified Employee Pensions



[Snoopy Graphic]

                                                                      MetLife(R)

                                                               MAY 1, 2001

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------


DEFERRED
ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

INCOME ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;

     --  federally insured or guaranteed; or

     -- endorsed by any bank or other financial institution other than MetLife.

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred
     Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), series of the New England Zenith Fund ("Zenith
Fund"), portfolios of the Met Investors Series Trust
("Met Investors Fund") and funds of the American Funds
Insurance Series ("American Fund"). For convenience, the portfolios, the series and the funds are referred to as Portfolios in this Prospectus.

  SALOMON BROTHERS U.S. GOVERNMENT*                 METLIFE MID CAP STOCK INDEX
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX           NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH INCOME                      HARRIS OAKMARK MID CAP VALUE*
  PIMCO TOTAL RETURN*                               MFS MID CAP GROWTH*
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES*    JANUS MID CAP
  STATE STREET RESEARCH DIVERSIFIED                 STATE STREET RESEARCH AGGRESSIVE GROWTH
  METLIFE STOCK INDEX                               LOOMIS SAYLES HIGH YIELD BOND
  AMERICAN FUNDS GROWTH-INCOME*                     RUSSELL 2000(R) INDEX
  HARRIS OAKMARK LARGE CAP VALUE                    T. ROWE PRICE SMALL CAP GROWTH
  T. ROWE PRICE LARGE CAP GROWTH                    LOOMIS SAYLES SMALL CAP
  MFS INVESTORS TRUST*                              STATE STREET RESEARCH AURORA SMALL CAP VALUE
  STATE STREET RESEARCH INVESTMENT TRUST            FRANKLIN TEMPLETON SMALL CAP GROWTH*
   (FORMERLY STATE STREET RESEARCH GROWTH)          PIMCO INNOVATION*
  MFS RESEARCH MANAGERS*                            SCUDDER GLOBAL EQUITY
  AMERICAN FUNDS GROWTH*                            MORGAN STANLEY EAFE(R) INDEX
  JANUS GROWTH*                                     MFS RESEARCH INTERNATIONAL*
  DAVIS VENTURE VALUE                               PUTNAM INTERNATIONAL STOCK
  PUTNAM LARGE CAP GROWTH                           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION*

*These Portfolios are anticipated to be available on or about May 1, 2001, subject to state approval.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2001. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-58 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
485E US Highway 1 South, 4th Floor
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459              [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Zenith Fund, Met Investors
Fund and American Fund prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW........... ...........   A-PPA-4
TABLE OF EXPENSES.................. ..................   A-PPA-7
ACCUMULATION UNIT VALUES TABLE............ ...........  A-PPA-13
METLIFE....................... .......................  A-PPA-18
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  A-PPA-18
VARIABLE ANNUITIES.................. .................  A-PPA-18
   A Deferred Annuity.................................  A-PPA-19
   An Income Annuity..................................  A-PPA-19
YOUR INVESTMENT CHOICES............... ...............  A-PPA-20
DEFERRED ANNUITIES.................. .................  A-PPA-22
   The Deferred Annuity and Your Retirement Plan......  A-PPA-22
   Automated Investment Strategies....................  A-PPA-22
   Purchase Payments..................................  A-PPA-24
      Allocation of Purchase Payments.................  A-PPA-24
      Automated Purchase Payments.....................  A-PPA-24
      Electronic Applications.........................  A-PPA-24
      Limits on Purchase Payments.....................  A-PPA-25
   The Value of Your Investment.......................  A-PPA-25
   Transfers..........................................  A-PPA-26
   Access to Your Money...............................  A-PPA-27
      Systematic Withdrawal Program...................  A-PPA-27
      Minimum Distribution............................  A-PPA-29
   Contract Fee.......................................  A-PPA-29
   Charges............................................  A-PPA-29
      Insurance-Related Charge........................  A-PPA-29
      Investment-Related Charge.......................  A-PPA-30
   Premium and Other Taxes............................  A-PPA-30
   Early Withdrawal Charges...........................  A-PPA-30
      When No Early Withdrawal Charge Applies.........  A-PPA-31
      When A Different Early Withdrawal Charge May
        Apply.........................................  A-PPA-32
   Free Look..........................................  A-PPA-33
   Death Benefit......................................  A-PPA-33
   Pay-out Options (or Income Options)................  A-PPA-34
INCOME ANNUITIES................... ..................  A-PPA-35
   Income Payment Types...............................  A-PPA-35
   Allocation.........................................  A-PPA-37
   Minimum Size of Your Income Payment................  A-PPA-37
   The Value of Your Income Payments..................  A-PPA-37

A-PPA- 2

   Transfers..........................................  A-PPA-39
   Contract Fee.......................................  A-PPA-39
   Charges............................................  A-PPA-39
      Insurance-Related Charge........................  A-PPA-39
      Investment-Related Charge.......................  A-PPA-40
   Premium and Other Taxes............................  A-PPA-40
   Free Look..........................................  A-PPA-40
GENERAL INFORMATION................. .................  A-PPA-41
   Administration.....................................  A-PPA-41
      Purchase Payments...............................  A-PPA-41
      Confirming Transactions.........................  A-PPA-41
      Processing Transactions.........................  A-PPA-42
        By Telephone or Internet......................  A-PPA-42
        After Your Death..............................  A-PPA-43
        Third Party Requests..........................  A-PPA-43
        Valuation.....................................  A-PPA-43
   Advertising Performance............................  A-PPA-44
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  A-PPA-45
   Voting Rights......................................  A-PPA-45
   Who Sells the Deferred Annuities and Income
      Annuities.......................................  A-PPA-46
   Financial Statements...............................  A-PPA-47
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  A-PPA-47
INCOME TAXES..................... ....................  A-PPA-47
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  A-PPA-58
APPENDIX FOR PREMIUM TAX TABLE............ ...........  A-PPA-59

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                        A-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you the day we receive all documents in good order. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

A-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

                                                                        A-PPA- 5

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.

A-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

    The following table shows Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund charges and expenses. The numbers in the table for the Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund which may be higher or lower. It does not show fees for the Fixed Interest Account or premium and other taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.
--------------------------------------------------------------------------------
Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund expenses for the fiscal year ending December 31, 2000:
CONTRACT OWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CURRENTLY
OFFERED

  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period) (1)............................................     From 0% to 7%
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
Annual Contract Fee (2).....................................              None
Separate Account Annual Expenses (as a percentage of average account value) (3)
  General Administrative Expenses Charge....................              .50%
  Mortality and Expense Risk Charge.........................              .75%
  Total Separate Account Annual Expenses....................             1.25%

METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets)(6)

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
                                                 MANAGEMENT         BEFORE           BEFORE
                                                    FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................       .25               .12              .37
State Street Research Income
  Portfolio (4)(5)...........................       .33               .05              .38
State Street Research Diversified
  Portfolio (4)(5)...........................       .43               .03              .46
MetLife Stock Index Portfolio (4)............       .25               .03              .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................       .75               .19              .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................       .64               .14              .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................       .47               .03              .50
Janus Growth Portfolio (5)(10)(11)(16).......       .80               .29             1.09
Putnam Large Cap Growth Portfolio (5)(12)....       .80               .59             1.39
MetLife Mid Cap Stock Index Portfolio (12)...       .25               .58              .83
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................       .70               .19              .89
Janus Mid Cap Portfolio (5)(7)...............       .66               .04              .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................       .69               .04              .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................       .70               .18              .88

                                                                  C-D=E
                                                              TOTAL EXPENSES
                                                     D            AFTER
                                               REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................        .00            .37
State Street Research Income
  Portfolio (4)(5)...........................        .00            .38
State Street Research Diversified
  Portfolio (4)(5)...........................        .00            .46
MetLife Stock Index Portfolio (4)............        .00            .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................        .00            .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................        .00            .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................        .00            .50
Janus Growth Portfolio (5)(10)(11)(16).......        .14            .95
Putnam Large Cap Growth Portfolio (5)(12)....        .39           1.00
MetLife Mid Cap Stock Index Portfolio (12)...        .38            .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................        .00            .89
Janus Mid Cap Portfolio (5)(7)...............        .00            .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................        .00            .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................        .00            .88

                                       A-PPA- 7

                                                                            B              A+B=C
                                                           A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (continued)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio (9)(10)...                .25               .30              .55
T. Rowe Price Small Cap Growth Portfolio (5)(7)...        .52               .06              .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12).................                      .85               .20             1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).........                      .90               .71             1.61
Scudder Global Equity Portfolio (5)(7)...                 .61               .17              .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...         .30               .48              .78
Putnam International Stock Portfolio (4)(5)...            .90               .24             1.14

                                                                        C-D=E
                                                                    TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
Russell 2000(R) Index Portfolio (9)(10)...                 .00            .55
T. Rowe Price Small Cap Growth Portfolio (5)(7)...         .00            .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12).................                       .00           1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).........                       .56           1.05
Scudder Global Equity Portfolio (5)(7)...                  .00            .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...          .08            .70
Putnam International Stock Portfolio (4)(5)...             .00           1.14

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................       .55               .16              .71
Salomon Brothers Strategic Bond Opportunities
  Portfolio (10)(11)(15).....................       .65               .13              .78
MFS Investors Trust Portfolio (10)(11)(15)...       .75               .82             1.57
MFS Research Managers
  Portfolio (10)(11)(15).....................       .75               .50             1.25
Davis Venture Value Portfolio................       .75               .04              .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................       .75               .21              .96
Loomis Sayles Small Cap Portfolio (5)(13)....       .90               .06              .96

                                                                  C-D=E
                                                              TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................        .01            .70
Salomon Brothers Strategic Bond Opportunities
  Portfolio (10)(11)(15).....................        .00            .78
MFS Investors Trust Portfolio (10)(11)(15)...        .67            .90
MFS Research Managers
  Portfolio (10)(11)(15).....................        .35            .90
Davis Venture Value Portfolio................        .00            .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................        .06            .90
Loomis Sayles Small Cap Portfolio (5)(13)....        .00            .96

MET INVESTORS FUND
                                              A              B              C                D              A+C=E
                                          MANAGEMENT    MANAGEMENT    OTHER EXPENSES   OTHER EXPENSES   TOTAL EXPENSES
ANNUAL EXPENSES                          FEES (BEFORE   FEES (AFTER       BEFORE           AFTER            BEFORE
(as a percentage of average net assets)  FEE WAIVER)    FEE WAIVER)   REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  Portfolio (11)(14)..............            .50           .41            .24              .24               .74
MFS Mid Cap Growth
  Portfolio (5)(11)(14)...........            .65           .62            .18              .18               .83
PIMCO Innovation Portfolio (11)(14)...       1.05           .69            .41              .41              1.46
MFS Research International
  Portfolio (5)(11)(14)...........            .80           .71            .29              .29              1.09

MET INVESTORS FUND                                          E-F=G
                                                        TOTAL EXPENSES
                                               F            AFTER
ANNUAL EXPENSES                            WAIVER AND     WAIVER AND
(as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------  -----------------------------
PIMCO Total Return
  Portfolio (11)(14)..............             .09            .65
MFS Mid Cap Growth
  Portfolio (5)(11)(14)...........             .03            .80
PIMCO Innovation Portfolio (11)(14)...         .36           1.10
MFS Research International
  Portfolio (5)(11)(14)...........             .09           1.00

                                                                                  C             A+B+C=D
                                                  A              B          OTHER EXPENSES   TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                 MANAGEMENT       12b-1            BEFORE           BEFORE
(as a percentage of average net assets) (17)     FEES           FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (5)(11)...                           .34            .25               .01              .60
American Funds Growth Portfolio (5)(11)...       .36            .25               .02              .63
American Funds Global Small Capitalization
  Portfolio (5)(11)...                           .80            .25               .06             1.11


                                                                 D-E=F
AMERICAN FUND ANNUAL EXPENSES                       E        TOTAL EXPENSES
(as a percentage of average net assets) (17)  REIMBURSEMENT      AFTER
--------------------------------------------  -------------- REIMBURSEMENT
American Funds Growth-Income
  Portfolio (5)(11)...                              .00            .60
American Funds Growth Portfolio (5)(11)...          .00            .63
American Funds Global Small Capitalization
  Portfolio (5)(11)...                              .00           1.11

                                 A-PPA- 8

EXAMPLE
If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $83          $106          $133          $229
Lehman Brothers(R) Aggregate Bond Index Division............       79            96           115           193
State Street Research Income Division.......................       79            96           116           194
PIMCO Total Return Division.................................       82           105           130           224
Salomon Brothers Strategic Bond Opportunities Division......       84           109           137           238
State Street Research Diversified Division..................       80            99           120           203
MetLife Stock Index Division................................       78            93           110           183
American Funds Growth-Income Division.......................       82           103           127           218
Harris Oakmark Large Cap Value Division.....................       85           114           145           254
T. Rowe Price Large Cap Growth Division.....................       84           109           137           238
MFS Investors Trust Division................................       85           113           143           250
State Street Research Investment Trust Division.............       81           100           122           208
MFS Research Managers Division..............................       85           113           143           250
American Funds Growth Division..............................       82           104           129           222
Janus Growth Division.......................................       85           114           146           255
Davis Venture Value Division................................       84           109           137           239
Putnam Large Cap Growth Division............................       86           116           148           261
MetLife Mid Cap Stock Index Division........................       80            98           119           202
Neuberger Berman Partners Mid Cap Value Division............       85           112           143           249
Harris Oakmark Mid Cap Value Division.......................       85           113           143           250
MFS Mid Cap Growth Division.................................       84           109           138           240
Janus Mid Cap Division......................................       83           106           133           229
State Street Research Aggressive Growth Division............       83           107           134           232
Loomis Sayles High Yield Bond Division......................       85           112           142           248
Russell 2000(R) Index Division..............................       81           102           125           213
T. Rowe Price Small Cap Growth Division.....................       82           103           126           216
Loomis Sayles Small Cap Division............................       86           115           146           257
State Street Research Aurora Small Cap Value Division.......       86           117           151           266
Franklin Templeton Small Cap Growth Division................       86           117           151           266
PIMCO Innovation Division...................................       87           119           153           271
Scudder Global Equity Division..............................       84           109           137           238
Morgan Stanley EAFE(R) Index Division.......................       83           106           133           229
MFS Research International Division.........................       86           116           148           261
Putnam International Stock Division.........................       87           120           155           275
American Funds Global Small Capitalization Division.........       87           119           154           272

                                       A-PPA- 9

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18)(19):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $20           $62          $106          $229
Lehman Brothers(R) Aggregate Bond Index Division............       17            51            89           193
State Street Research Income Division.......................       17            52            89           194
PIMCO Total Return Division.................................       19            60           104           224
Salomon Brothers Strategic Bond Opportunities Division......       21            64           110           238
State Street Research Diversified Division..................       18            54            94           203
MetLife Stock Index Division................................       16            49            84           183
American Funds Growth-Income Division.......................       19            59           101           218
Harris Oakmark Large Cap Value Division.....................       22            69           119           254
T. Rowe Price Large Cap Growth Division.....................       21            64           110           238
MFS Investors Trust Division................................       22            68           117           250
State Street Research Investment Trust Division.............       18            56            96           208
MFS Research Managers Division..............................       22            68           117           250
American Funds Growth Division..............................       19            60           102           222
Janus Growth Division.......................................       23            70           119           255
Davis Venture Value Division................................       21            65           111           239
Putnam Large Cap Growth Division............................       23            71           122           261
MetLife Mid Cap Stock Index Division........................       17            54            93           202
Neuberger Berman Partners Mid Cap Value Division............       22            68           116           249
Harris Oakmark Mid Cap Value Division.......................       22            68           117           250
MFS Mid Cap Growth Division.................................       21            65           111           240
Janus Mid Cap Division......................................       20            62           106           229
State Street Research Aggressive Growth Division............       20            63           108           232
Loomis Sayles High Yield Bond Division......................       22            67           115           248
Russell 2000(R) Index Division..............................       18            57            98           213
T. Rowe Price Small Cap Growth Division.....................       19            58           100           216
Loomis Sayles Small Cap Division............................       23            70           120           257
State Street Research Aurora Small Cap Value Division.......       24            73           124           266
Franklin Templeton Small Cap Growth Division................       24            73           124           266
PIMCO Innovation Division...................................       24            74           127           271
Scudder Global Equity Division..............................       21            64           110           238
Morgan Stanley EAFE(R) Index Division.......................       20            62           106           229
MFS Research International Division.........................       23            71           122           261
Putnam International Stock Division.........................       24            75           129           275
American Funds Global Small Capitalization Division.........       24            74           127           272

                                 A-PPA- 10

(1) THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY
    WITHDRAWAL CHARGES.

(2) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. THERE IS A ONE TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.

(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORALITY AND EXPENSE RISK CHARGE.

(4) PRIOR TO MAY 16, 1993, WE PAID ALL EXPENSES OF THE METROPOLITAN FUND (OTHER THAN MANAGEMENT FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NONRECURRING EXPENSES) (HEREAFTER "EXPENSES"). THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

(6) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

(7) THESE PORTFOLIOS BEGAN OPERATING ON MARCH 3, 1997. ALL EXPENSE INFORMATION FOR THESE PORTFOLIOS REFLECTS CURRENT EXPENSES WITHOUT ANY REIMBURSEMENT.

(8) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. EXPENSE REIMBURSEMENT FOR THE LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO CEASED ON JULY 13, 1999. EXPENSE REIMBURSEMENT FOR THE OTHER THREE PORTFOLIOS CEASED ON NOVEMBER 9, 2000. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR ALL FOUR PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND.

(9) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. METLIFE ADVISERS, LLC ("METLIFE ADVISERS") PAYS ALL EXPENSES IN EXCESS OF .30% AND .40% OF THE AVERAGE NET ASSETS FOR THE RUSSELL 2000(R) INDEX PORTFOLIO AND THE MORGAN STANLEY EAFE(R) INDEX PORTFOLIO, RESPECTIVELY, UNTIL EACH PORTFOLIO'S ASSETS REACH $200 MILLION, OR THROUGH APRIL 30, 2002, WHICHEVER COMES FIRST.

(10) THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THESE PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(11) SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BECOME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON OR ABOUT MAY 1, 2001.

(12) METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS BEGAN OPERATING ON JULY 5, 2000. PUTNAM LARGE CAP GROWTH PORTFOLIO BEGAN OPERATING ON MAY 1, 2000 AND BECAME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON JULY 5, 2000. METLIFE ADVISERS WILL PAY ALL EXPENSES IN EXCESS OF .20% OF THE AVERAGE NET ASSETS FOR EACH OF THESE PORTFOLIOS UNTIL EACH PORTFOLIO'S TOTAL ASSETS REACH $100 MILLION, OR THROUGH APRIL 30, 2002, FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO, AND, THROUGH JUNE 30, 2002, FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS, WHICHEVER COMES FIRST. METLIFE ADVISERS WILL CONTINUE TO PAY THE EXPENSES OF THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS THROUGH APRIL 30, 2002, IRRESPECTIVE OF THE TOTAL NET ASSETS OF EACH PORTFOLIO. THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS REFLECTS AN ESTIMATE OF EXPENSES FOR CALENDAR YEAR 2001. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR ALL PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

(13) METLIFE ADVISERS PAYS ALL OPERATING EXPENSES OTHER THAN AMORTIZATION OF EXPENSES, BROKERAGE COSTS, INTEREST, TAXES OR OTHER EXTRAORDINARY EXPENSES, IN EXCESS OF 1.00% OF THE AVERAGE NET ASSETS FOR THIS PORTFOLIO. METLIFE ADVISERS MAY TERMINATE THIS EXPENSE AGREEMENT AT ANY TIME. THIS PORTFOLIO'S EXPENSES DID NOT EXCEED THE LIMITATION FOR THE YEAR ENDED DECEMBER 31, 2000.

(14) MET INVESTORS ADVISORY CORP. AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, FOR A PERIOD OF AT LEAST ONE YEAR FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 12,
     2001), THE TOTAL OF MANAGEMENT FEES AND OTHER EXPENSES OF CERTAIN PORTFOLIOS WILL NOT EXCEED, IN ANY YEAR IN WHICH THE AGREEMENT IS IN EFFECT, THE FOLLOWING PERCENTAGES: .65% FOR THE PIMCO TOTAL RETURN PORTFOLIO, 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, .80% FOR THE MFS MID CAP GROWTH PORTFOLIO AND 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER.

     THE AMOUNTS SHOWN ABOVE UNDER "OTHER EXPENSES AFTER REIMBURSEMENT" ARE AN ESTIMATE OF WHAT THE EXPENSES WILL BE FOR THE PERIOD ENDING DECEMBER 31, 2001, AFTER EXPENSE REIMBURSEMENT. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. ABSENT THESE EXPENSE REIMBURSEMENT ARRANGEMENTS, THE TOTAL ANNUAL PORTFOLIO EXPENSES FOR THE YEAR ENDING DECEMBER 31, 2001 ARE ESTIMATED TO BE: 1.46% FOR THE PIMCO INNOVATION PORTFOLIO, .83% FOR THE MFS MID CAP GROWTH PORTFOLIO, 1.09% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO AND .74% FOR THE PIMCO TOTAL RETURN PORTFOLIO.

                                      A-PPA- 11

(15) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS HAS AGREED TO PAY THE OPERATING EXPENSES OF THESE PORTFOLIOS (EXCLUSIVE OF ANY BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) IN EXCESS OF 0.90% OF AVERAGE NET ASSETS FOR ALL OF THESE PORTFOLIOS (EXCEPT SALOMON BROTHERS U.S. GOVERNMENT WHICH IS 0.70% OF AVERAGE NET ASSETS) SUBJECT TO THE OBLIGATION OF EACH PORTFOLIO TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S EXPENSES FALL BELOW THAT PERCENTAGE. HOWEVER, NO PORTFOLIO IS OBLIGATED TO REPAY ANY EXPENSES PAID BY METLIFE ADVISERS MORE THAN TWO YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSES WERE INCURRED (THREE YEARS FOR THE MFS INVESTORS TRUST AND THE MFS RESEARCH MANAGERS PORTFOLIOS). THIS ARRANGEMENT MAY BE TERMINATED AT ANY TIME.

(16) METLIFE ADVISERS HAS VOLUNTARILY AGREED TO WAIVE OR PAY ALL EXPENSES (OTHER THAN BROKERAGE COMMISSIONS, TAXES, INTEREST AND ANY EXTRAORDINARY OR NONRECURRING EXPENSES) FOR THE JANUS GROWTH AND THE FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS GREATER THAN 0.95% AND 1.05%, RESPECTIVELY, OF AVERAGE NET ASSETS THROUGH APRIL 30, 2002. SUCH SUBSIDY IS SUBJECT TO EACH PORTFOLIO'S OBLIGATION TO REPAY METLIFE ADVISERS IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S TOTAL OPERATING EXPENSES FALL BELOW THE STATED EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. SUCH DEFERRED EXPENSES MAY BE CHARGED TO THE APPLICABLE PORTFOLIO IN A SUBSEQUENT YEAR TO THE EXTENT THAT THE CHARGE DOES NOT CAUSE THE TOTAL OPERATING EXPENSES IN SUCH SUBSEQUENT YEAR TO EXCEED THE EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. THE APPLICABLE PORTFOLIO, HOWEVER, IS NOT OBLIGATED TO REPAY ANY EXPENSE PAID BY METLIFE ADVISERS MORE THAN THREE YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSE WAS INCURRED. THE INFORMATION IN THE TABLE IS AN ESTIMATE OF FIRST YEAR EXPENSES.

(17) THE AMERICAN FUND HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE.

(18) THESE EXAMPLES ASSUME THAT REIMBURSEMENT OF EXPENSES WAS IN
     EFFECT.

(19) THIS EXAMPLE ASSUMES NO EARLY WITHDRAWAL CHARGES ARE APPLICABLE. IN ORDER TO MAKE THIS ASSUMPTION FOR A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY, WE ALSO ASSUMED THAT YOU SELECTED AN INCOME PAYMENT TYPE UNDER WHICH YOU WILL RECEIVE PAYMENTS OVER YOUR LIFETIME OR FOR A PERIOD OF AT LEAST FIVE FULL YEARS.

                                 A-PPA- 12

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)
    These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division.... 2000      $ 9.86            $10.85         11,149
                                               1999       10.12              9.86          7,735
                                               1998       10.00(d)          10.12            793

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Income Division......... 2000       18.65             20.49         16,397
                                               1999       19.33             18.65         18,535
                                               1998       17.89             19.33         20,060
                                               1997       16.49             17.89         16,307
                                               1996       16.12             16.49         16,604
                                               1995       13.65             16.12         15,252
                                               1994       14.27             13.65         13,923
                                               1993       12.98             14.27         14,631
                                               1992       12.29             12.98          5,918
                                               1991       10.60             12.29          1,210

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                      A-PPA- 13

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
State Street Research Diversified Division.... 2000      $29.04            $28.98         72,259
                                               1999       27.05             29.04         75,126
                                               1998       22.89             27.05         73,897
                                               1997       19.22             22.89         62,604
                                               1996       17.00             19.22         52,053
                                               1995       13.55             17.00         42,712
                                               1994       14.15             13.55         40,962
                                               1993       12.70             14.15         31,808
                                               1992       11.75             12.70          7,375
                                               1991        9.52             11.75          1,080

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

MetLife Stock Index Division.................. 2000       44.24             39.62         83,765
                                               1999       37.08             44.24         79,702
                                               1998       29.28             37.08         71,204
                                               1997       22.43             29.28         58,817
                                               1996       18.52             22.43         43,141
                                               1995       13.70             18.52         29,883
                                               1994       13.71             13.70         23,458
                                               1993       12.67             13.71         18,202
                                               1992       11.94             12.67          8,150
                                               1991        9.32             11.94          1,666

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division....... 2000        8.93              9.92          4,947
                                               1999        9.71              8.93          3,631
                                               1998       10.00(d)           9.71            386

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division....... 2000       13.29             13.06         12,475
                                               1999       11.01             13.29          3,394
                                               1998       10.00(d)          11.01            407

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 A-PPA- 14

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
State Street Research Investment Trust
  Division.................................... 2000      $40.14            $37.20         62,971
                                               1999       34.30             40.14         64,026
                                               1998       27.10             34.30         64,053
                                               1997       21.37             27.10         60,102
                                               1996       17.71             21.37         49,644
                                               1995       13.47             17.71         38,047
                                               1994       14.10             13.47         32,563
                                               1993       12.48             14.10         24,608
                                               1992       11.32             12.48          9,432
                                               1991        8.61             11.32          2,824

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Davis Venture Value Division.................. 2000       30.19(a)          30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Putnam Large Cap Growth Division.............. 2000        9.82(a)           7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division.......... 2000       10.00(a)          10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value
  Division.................................... 2000       12.46             15.78          7,506
                                               1999       10.73             12.46          2,438
                                               1998       10.00(d)          10.73            297

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                      A-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

Janus Mid Cap Division........................ 2000      $37.86            $25.71         57,546
                                               1999       17.19             37.86         44,078
                                               1998       12.69             17.19         19,031
                                               1997       10.00(b)          12.69          7,417

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division.................................... 2000       37.01             33.76         33,051
                                               1999       28.12             37.01         31,947
                                               1998       25.05             28.12         38,975
                                               1997       23.77             25.05         43,359
                                               1996       22.35             23.77         43,962
                                               1995       17.47             22.35         33,899
                                               1994       18.03             17.47         26,890
                                               1993       14.89             18.03         17,094
                                               1992       13.66             14.89          5,747
                                               1991        8.31             13.66          1,060

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value
Loomis Sayles High Yield Bond Division........ 2000       11.17             10.93          5,291
                                               1999        9.60             11.17          4,708
                                               1998       10.51              9.60          3,882
                                               1997       10.00(b)          10.51          2,375

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Russell 2000(R) Index Division................ 2000       12.76             12.13          9,113
                                               1999       10.53             12.76          5,395
                                               1998       10.00(d)          10.53            598

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division....... 2000       15.19             13.64         19,423
                                               1999       12.02             15.19         14,007
                                               1998       11.76             12.02         13,119
                                               1997       10.00(b)          11.76          6,932

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 A-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Division.............. 2000      $25.79(a)         $25.53            353

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aurora Small Cap Value
  Division.................................... 2000       10.00(a)          12.25          4,095

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Scudder Global Equity Division................ 2000       15.36             14.93         11,687
                                               1999       12.43             15.36          9,323
                                               1998       10.85             12.43          7,712
                                               1997       10.00(b)          10.85          4,826

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division......... 2000       13.31             11.25          8,034
                                               1999       10.79             13.31          3,869
                                               1998       10.00(d)          10.79            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Putnam International Stock Division........... 2000       18.49             16.41         13,980
                                               1999       16.07             18.49         13,052
                                               1998       13.28             16.07         14,330
                                               1997       13.77             13.28         15,865
                                               1996       14.19             13.77         17,780
                                               1995       14.25             14.19         17,553
                                               1994       13.74             14.25         16,674
                                               1993        9.41             13.74          6,921
                                               1992       10.61              9.41            966
                                               1991       10.00(c)          10.61             92

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

----------------------------------------

In addition to the above mentioned Accumulation Units, there were cash reserves of $57,902,555 as of December 31, 2000, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.
(a) Inception Date July 5, 2000.
(b) Inception Date March 3, 1997.
(c) Inception Date July 1, 1991.
(d) Inception Date November 9, 1998.

                                      A-PPA- 17

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or

                                                          [SNOOPY AND WOODSTOCK]

                                   [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.
A-PPA- 18

Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRA's receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity such as the availability of a guaranteed income for life or the death benefit.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as payment options, including our guarantee of income for your lifetime, they are "annuities."

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
                                                                       A-PPA- 19

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees, except for the American Fund Portfolios.

Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

The following list of investment choices includes fourteen Portfolios that, subject to state approval, we anticipate will be available on or about May 1, 2001.

                                        [SNOOPY READING MENU GRAPHIC]

  SALOMON BROTHERS U.S. GOVERNMENT
  PORTFOLIO
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  STATE STREET RESEARCH INCOME PORTFOLIO
  PIMCO TOTAL RETURN PORTFOLIO
  SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO
  AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
  MFS INVESTORS TRUST PORTFOLIO
  STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO
  MFS RESEARCH MANAGERS PORTFOLIO
  AMERICAN FUNDS GROWTH PORTFOLIO
  JANUS GROWTH PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO
  PUTNAM LARGE CAP GROWTH PORTFOLIO
  METLIFE MID CAP STOCK INDEX PORTFOLIO
  NEUBERGER BERMAN PARTNERS MID CAP VALUE
  PORTFOLIO
  HARRIS OAKMARK MID CAP VALUE PORTFOLIO
  MFS MID CAP GROWTH PORTFOLIO
  JANUS MID CAP PORTFOLIO                      FRANKLIN TEMPLETON SMALL CAP GROWTH
  STATE STREET RESEARCH AGGRESSIVE GROWTH      PORTFOLIO
  PORTFOLIO                                    PIMCO INNOVATION PORTFOLIO
  LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO      SCUDDER GLOBAL EQUITY PORTFOLIO
  RUSSELL 2000(R) INDEX PORTFOLIO              MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO     MFS RESEARCH INTERNATIONAL PORTFOLIO
  LOOMIS SAYLES SMALL CAP PORTFOLIO            PUTNAM INTERNATIONAL STOCK PORTFOLIO
  STATE STREET RESEARCH AURORA SMALL CAP       AMERICAN FUNDS GLOBAL SMALL
  VALUE PORTFOLIO                              CAPITALIZATION PORTFOLIO

    The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option. The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available May 1, 2001) in the approximate order of risk from the most conservative to the most aggressive.
   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund. A-PPA- 20

Subject to state approval, Salomon Brothers U.S. Government, PIMCO Total Return, Salomon Brothers Strategic Bond Opportunities, American Funds Growth-Income, MFS Investors Trust, MFS Research Managers, American Funds Growth, Janus Growth, Harris Oakmark Mid Cap Value, MFS Mid Cap Growth, Franklin Templeton Small Cap Growth, PIMCO Innovation, MFS Research International and American Funds Global Small Capitalization Portfolios will be available on or about May 1, 2001.

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. Your contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the number of available investment divisions.

*   We have restricted the available investment divisions.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Zenith Fund, the Met Investors Fund or the American Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund, the Zenith Fund and the Met Investors Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Fund Portfolios are made available by the American Fund only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Zenith Fund, the Met Investors Fund and the American Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, the Harris Oakmark Mid Cap Value and MFS Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. The Met Investors Fund pays

                                                                       A-PPA- 21

Met Investors Advisory Corp., formerly known as Security First Investment Management Corporation, a monthly fee for its services as its investment manager. The American Fund pays Capital Research and Management Company a monthly fee for its services as its investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund.

In addition, the Metropolitan Fund, the Zenith Fund and Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund, the Zenith Fund or the Met Investors Fund. The American Fund prospectus discusses the different separate accounts of the various insurance companies that invest in that Fund. The risks of these arrangements are discussed in each Fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

# Non-Qualified
# Traditional IRAs (Individual
  Retirement Annuities)
# Roth IRAs (Roth Individual Retirement
  Annuities)
# SIMPLE IRAs (Savings Incentive Match
  Plan for Employees Individual
  Retirement Annuities)
# SEPs (Simplified Employee Pensions)

                                          [LINUS BUILDING SAND CASTLE]

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.
AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can

   These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity). We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
            Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
A-PPA- 22
guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

[SAFE GRAPHIC]
[SCALE GRAPHIC]
[PIE CHART GRAPHIC]

[GLOBE GRAPHIC]
                                                                       A-PPA- 23

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

ELECTRONIC APPLICATIONS
When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

                                                            [HOUR GLASS GRAPHIC]
 You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

                                                   [SNOOPY AND COMPUTER GRAPHIC]
A-PPA- 24

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

    If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws;

* Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance; and

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
A ccumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

[WOODSTOCK GRAPHIC]
                                                                       A-PPA- 25

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.
Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

                                                           [GIRL ADDING GRAPHIC]
You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
A-PPA- 26

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.
CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.
[CHARLIE BROWN IN MONEY JAR GRAPHIC]
We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50.
                                                                       A-PPA- 27
amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
 If you would like to receive your systematic withdrawal payment on or about the first of the month, you should request that the payment date be the 20th day of the month.
Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
A-PPA- 28

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.
MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

[WOODSTOCK TYPING GRAPHIC]
                                                                       A-PPA- 29

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments or Account Balances any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the

  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.
      We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
A-PPA- 30
early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:
*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each

[BOY WITH MAGNIFYING GLASS GRAPHIC]
Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
                                                                       A-PPA- 31
    time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* If you have transferred money from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the

                                                             [WOODSTOCK GRAPHIC]
A-PPA- 32
          withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

FREE LOOK
You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

[GIRL READING GRAPHIC]
                                                                       A-PPA- 33

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options other than applying the death benefit to a pay-out option or lump-sum cash payment.

Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium and other taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in certain states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment;

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your life-time. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your

 The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
A-PPA- 34

Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in certain states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

M  Non-Qualified         M  Roth IRA            M  SIMPLE IRA
M  Traditional IRA       M  SEP IRA

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

[SNOOPY SUNBATHING GRAPHIC]
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
Many times, the Owner and the Annuitant are the same person.
                                                                       A-PPA- 35

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one

                                  When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

                                                       [SNOOPY ON BEACH GRAPHIC]

                                             A-PPA- 36
annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The

[WOODSTOCK WRITING]
                                                                       A-PPA- 37
initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

                 The AIR is stated in your contract and may range from 3% to 6%. A-PPA- 38

TRANSFERS
You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Income Option) to which you want to transfer; and

*   The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.

CONTRACT FEE
Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

CHARGES
There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:
*   Insurance-related charge; and
*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

[WOODSTOCK AND MONEY GRAPHIC]
Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

[LUCY READING GRAPHIC]
                                                                       A-PPA- 39

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction.

A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.
A-PPA- 40

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.

[CHARLIE BROWN WITH LETTER GRAPHIC]
Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

                                                                       A-PPA- 41

Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS
We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on or to limit any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account.

BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that

                                                [CHARLIE BROWN ON PHONE GRAPHIC]
   You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.

A-PPA- 42
you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

                                                                       A-PPA- 43

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

A-PPA- 44

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

                                                                       A-PPA- 45

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES
All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for

                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]

A-PPA- 46

Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

servicing the Deferred Annuities. These payments are not made for Income Annuities.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.
INCOME TAXES
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generating skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
                                                                       A-PPA- 47

GENERAL
Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as an available guaranteed income for life.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA); and

*   pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

                                                            [PIGGY BANK GRAPHIC]
                                                  [SNOOPY WITH TAX BILL GRAPHIC]

A-PPA- 48

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                    Type of Contract
                             ---------------------------------------------------------------
                               Non-            Trad.         Roth         Simple
                             Qualified          IRA          IRA           IRA           SEP
                             ---------         -----         ----         ------         ---
In a series of
  substantially equal
  payments made
  annually (or more
  frequently) for life
  or life expectancy
  (SEPP)                           x              x            x             x             x
After you die                      x              x            x             x             x
After you become
totally disabled (as
defined in the Code)               x              x            x             x             x
To pay deductible
medical expenses                                  x            x             x             x
To pay medical
insurance premiums if
you are unemployed                                x            x             x             x
For qualified higher
education expenses, or                            x            x             x             x
For qualified first
time home purchases up
to $10,000                                        x            x             x             x
After December 31, 1999
for IRS levies                                    x            x             x             x
Under certain income
annuities providing for
substantially equal
payments over the
"pay-out" period                   x
(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

MINIMUM DISTRIBUTION REQUIREMENTS

As the following table shows, under some contracts, generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.
                                                                       A-PPA- 49

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
                                    [CHARLIE BROWN AND UNCLE SAM SNOOPY GRAPHIC]

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

Required minimum distribution proposed regulations were amended in January 2001. You have the option to satisfy either the pre-2001 or post-2000 rules for any distribution attributable to the 2001 tax year. Please consult your tax advisor if you intend to take a distribution from your Traditional IRA, SIMPLE IRA or SEP contract during the 2001 tax year.

                                                  Type of Contract
                           ---------------------------------------------------------------
                             Non-            Trad.         Roth         Simple
                           Qualified          IRA          IRA           IRA           SEP
                           ---------         -----         ----         ------         ---
Age 70 1/2 Minimum
distribution rules
apply                           no            yes           no           yes           yes

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax advisor prior to choosing a pay-out option. If you intend to receive your minimum distribution which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.
NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.

* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the Internal Revenue Service could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.
A-PPA- 50

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers between investment divisions or transfers from an investment division to a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers among them.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

                                                                       A-PPA- 51

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made pursuant to an income annuity pay-out option under your Contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion amount when only part of your account balance is converted to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before payments under a pay-out option begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract.

A-PPA- 52

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the Contract.
Your total annual purchase payments to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your compensation.
[LINUS WITH HOOP GRAPHIC]
In some cases, your purchase payments may be tax deductible.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death of any annuitant.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRAS AND SEPS]

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

* Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA, (or a SIMPLE IRA to a Traditional IRA after two years), without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. In general, a $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.

*   Purchase payments in excess of this amount may be subject to a penalty tax.
                                                                       A-PPA- 53

 If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.
A-PPA- 54

Annual purchase payments to your IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.
[WOODSTOCK GRAPHIC]

PURCHASE PAYMENTS

Roth IRA purchase payments are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year. You may contribute up to the annual purchase payment limit in 2001 if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

           Status                        Income
----------------------------- -----------------------------
         Individual                 $95,000--$110,000
   Married filing jointly          $150,000--$160,000
  Married filing separately            $0--$10,000

- Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

-  You can contribute to a Roth IRA after age 70 1/2.

- If you exceed the purchase payment limits you may be subject to a tax penalty.

- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is made:

- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

-  On or after the date you reach age 59 1/2;

-  Upon your death or disability; or

-  For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

In addition, if you withdraw converted money in 1998, 1999 or 2000 which received the special four year income inclusion treatment
                                                                       A-PPA- 55

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

discussed later, the withdrawal will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/ rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by the December 31 of the year that is the fifth anniversary of A-PPA- 56 your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRAs transfers and rollovers. Please consult your tax advisor.

                                                                       A-PPA- 57

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....    35
FINANCIAL STATEMENTS OF METLIFE.......... ..........    81

[PEANUTS GANG GRAPHIC]

A-PPA- 58

                                                                       A-PPA- 59
[LUCY TAXES GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                               Non-Qualified        IRA, SIMPLE IRA
                               Deferred Annuities   and SEP Deferred
                               and Income           Annuities and
                               Annuities            Income Annuities(1)
California...................  2.35%                0.5%(2)
Maine........................  2.0%                 --
Nevada.......................  3.5%                 --
Puerto Rico..................  1.0%                 1.0%
South Dakota.................  1.25%                --
West Virginia................  1.0%                 1.0%
Wyoming......................  1.0%                 --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(A) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."

(2) WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2001 METROPOLITAN LIFE INSURANCE COMPANY

A-PPA- 60

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc., New
    England Zenith Fund and Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Attn: Brian Mack
485E US Highway 1 South, 4th Floor
Iselin, NJ 08830

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

VARIABLE ANNUITY
  May 1, 2001

                                                                       MetLife's
                                                              Preference Plus(R)
                                                                         Account


PROSPECTUS



                                                         Tax Sheltered Annuities

                                           Public Employee Deferred Compensation

                                                                           Keogh

                                                   Qualified Annuity Plans Under
                                     Section 403(a) of the Internal Revenue Code



[Snoopy Graphic]

                                                                      MetLife(R)

                                                               MAY 1, 2001

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

DEFERRED
ANNUITIES
AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     --  a bank deposit or obligation;

     --  federally insured or guaranteed; or

     -- endorsed by any bank or other financial institution other than MetLife.

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), series of the New England
Zenith Fund ("Zenith Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met
Investors Fund") and funds of the American Funds
Insurance Series ("American Fund"). For your convenience, the portfolios, the series and the funds are referred to as Portfolios in this Prospectus.

  SALOMON BROTHERS U.S. GOVERNMENT*           METLIFE MID CAP STOCK INDEX
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX     NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH INCOME                HARRIS OAKMARK MID CAP VALUE*
  PIMCO TOTAL RETURN*                         MFS MID CAP GROWTH*
  SALOMON BROTHERS STRATEGIC BOND             JANUS MID CAP
  OPPORTUNITIES*                              STATE STREET RESEARCH AGGRESSIVE GROWTH
  STATE STREET RESEARCH DIVERSIFIED           LOOMIS SAYLES HIGH YIELD BOND
  CALVERT SOCIAL BALANCED                     RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                         T. ROWE PRICE SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME*               LOOMIS SAYLES SMALL CAP
  HARRIS OAKMARK LARGE CAP VALUE              STATE STREET RESEARCH AURORA SMALL CAP VALUE
  T. ROWE PRICE LARGE CAP GROWTH              FRANKLIN TEMPLETON SMALL CAP GROWTH*
  MFS INVESTORS TRUST*                        PIMCO INNOVATION*
  STATE STREET RESEARCH INVESTMENT TRUST      SCUDDER GLOBAL EQUITY
   (FORMERLY STATE STREET RESEARCH GROWTH)    MORGAN STANLEY EAFE(R) INDEX
  MFS RESEARCH MANAGERS*                      MFS RESEARCH INTERNATIONAL*
  AMERICAN FUNDS GROWTH*                      PUTNAM INTERNATIONAL STOCK
  JANUS GROWTH*                               AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION*
  DAVIS VENTURE VALUE
  PUTNAM LARGE CAP GROWTH

* These Portfolios are anticipated to be available on or about May 1, 2001, subject to state approval.
HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate
Account E, which you should know before investing.
Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2001. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-59 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
485 E US Highway 1 South, 4th Floor
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459
                                   [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Zenith Fund, Met Investors
Fund, American Fund and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.



                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.......................   B-PPA-4
TABLE OF EXPENSES.....................................   B-PPA-7
ACCUMULATION UNIT VALUES TABLE........................  B-PPA-13
METLIFE....................... .......................  B-PPA-20
METROPOLITAN LIFE SEPARATE ACCOUNT E..................  B-PPA-20
VARIABLE ANNUITIES....................................  B-PPA-20
   A Deferred Annuity.................................  B-PPA-21
   An Income Annuity..................................  B-PPA-21
YOUR INVESTMENT CHOICES...............................  B-PPA-22
DEFERRED ANNUITIES....................................  B-PPA-24
   The Deferred Annuity and Your Retirement Plan......  B-PPA-24
   Automated Investment Strategies....................  B-PPA-25
   Purchase Payments..................................  B-PPA-26
      Allocation of Purchase Payments.................  B-PPA-26
      Limits on Purchase Payments.....................  B-PPA-27
   The Value of Your Investment.......................  B-PPA-27
   Transfers..........................................  B-PPA-28
   Access to Your Money...............................  B-PPA-29
      Systematic Withdrawal Program for TSA Deferred
        Annuities.....................................  B-PPA-29
      Minimum Distribution............................  B-PPA-31
   Contract Fee.......................................  B-PPA-31
   Charges............................................  B-PPA-31
      Insurance-Related Charge........................  B-PPA-31
      Investment-Related Charge.......................  B-PPA-32
   Premium and Other Taxes............................  B-PPA-32
   Early Withdrawal Charges...........................  B-PPA-33
      When No Early Withdrawal Charge Applies.........  B-PPA-34
      When A Different Early Withdrawal Charge May
        Apply.........................................  B-PPA-37
   Free Look..........................................  B-PPA-37
   Death Benefit......................................  B-PPA-38
   Pay-out Options (or Income Options)................  B-PPA-38
INCOME ANNUITIES................... ..................  B-PPA-39
   Income Payment Types...............................  B-PPA-40
   Allocation.........................................  B-PPA-42
   Minimum Size of Your Income Payment................  B-PPA-42
   The Value of Your Income Payments..................  B-PPA-42

B-PPA-2

   Transfers..........................................  B-PPA-43
   Contract Fee.......................................  B-PPA-44
   Charges............................................  B-PPA-44
      Insurance-Related Charge........................  B-PPA-44
      Investment-Related Charge.......................  B-PPA-44
   Premium and Other Taxes............................  B-PPA-45
   Free Look..........................................  B-PPA-45
GENERAL INFORMATION................. .................  B-PPA-45
   Administration.....................................  B-PPA-45
      Purchase Payments...............................  B-PPA-45
      Confirming Transactions.........................  B-PPA-46
      Processing Transactions.........................  B-PPA-46
        By Telephone or Internet......................  B-PPA-47
        After Your Death..............................  B-PPA-48
        Third Party Requests..........................  B-PPA-48
        Valuation.....................................  B-PPA-48
   Advertising Performance............................  B-PPA-48
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  B-PPA-49
   Voting Rights......................................  B-PPA-50
   Who Sells the Deferred Annuities and Income
      Annuities.......................................  B-PPA-51
   Financial Statements...............................  B-PPA-52
   Your Spouse's Rights...............................  B-PPA-52
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  B-PPA-52
INCOME TAXES..................... ....................  B-PPA-53
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  B-PPA-59
APPENDIX FOR PREMIUM TAX TABLE............ ...........  B-PPA-60
APPENDIX II FOR TEXAS OPTIONAL RETIREMENT PROGRAM.. ..  B-PPA-61

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                        B-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you the day we receive all documents in good order. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

B-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund or American Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or

                                                                        B-PPA- 5
more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC contracts, "you" means the trustee. For Keogh contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

B-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

    The following table shows Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund charges and expenses. The numbers in the table for the Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund which may be higher or lower. It does not show fees for the Fixed Interest Account or premium and other taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.
--------------------------------------------------------------------------------
Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund expenses for the fiscal year ending December 31, 2000:

CONTRACT OWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CURRENTLY
OFFERED
  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period) (1)............................................     From 0% to 7%
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
Annual Contract Fee (2).....................................              None
Separate Account Annual Expenses (as a percentage of average account value) (3)
  General Administrative Expenses Charge....................              .50%
  Mortality and Expense Risk Charge.........................              .75%
  Total Separate Account Annual Expenses....................             1.25%

METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets) (6)

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
                                                 MANAGEMENT         BEFORE           BEFORE
                                                    FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................       .25              .12               .37
State Street Research Income
  Portfolio (4)(5)...........................       .33              .05               .38
State Street Research Diversified
  Portfolio (4)(5)...........................       .43              .03               .46
MetLife Stock Index Portfolio (4)............       .25              .03               .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................       .75              .19               .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................       .64              .14               .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................       .47              .03               .50
Janus Growth Portfolio (5)(10)(11)(16).......       .80              .29              1.09
Putnam Large Cap Growth Portfolio (5)(12)....       .80              .59              1.39
MetLife Mid Cap Stock Index Portfolio (12)...       .25              .58               .83
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................       .70              .19               .89
Janus Mid Cap Portfolio (5)(7)...............       .66              .04               .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................       .69              .04               .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................       .70              .18               .88
Russell 2000(R) Index Portfolio (9)(10)......       .25              .30               .55
T. Rowe Price Small Cap Growth
  Portfolio (5)(7)...........................       .52              .06               .58

                                                                  C-D=E
                                                              TOTAL EXPENSES
                                                     D            AFTER
                                               REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................       .00             .37
State Street Research Income
  Portfolio (4)(5)...........................       .00             .38
State Street Research Diversified
  Portfolio (4)(5)...........................       .00             .46
MetLife Stock Index Portfolio (4)............       .00             .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................       .00             .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................       .00             .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................       .00             .50
Janus Growth Portfolio (5)(10)(11)(16).......       .14             .95
Putnam Large Cap Growth Portfolio (5)(12)....       .39            1.00
MetLife Mid Cap Stock Index Portfolio (12)...       .38             .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................       .00             .89
Janus Mid Cap Portfolio (5)(7)...............       .00             .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................       .00             .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................       .00             .88
Russell 2000(R) Index Portfolio (9)(10)......       .00             .55
T. Rowe Price Small Cap Growth
  Portfolio (5)(7)...........................       .00             .58

                                                                        B-PPA- 7

                                                                            B              A+B=C
                                                           A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (continued)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
State Street Research Aurora Small Cap Value
  Portfolio (5)(12).................                      .85              .20              1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).........                      .90              .71              1.61
Scudder Global Equity Portfolio (5)(7)...                 .61              .17               .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...         .30              .48               .78
Putnam International Stock Portfolio (4)(5)...            .90              .24              1.14

                                                                        C-D=E
                                                                    TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
State Street Research Aurora Small Cap Value
  Portfolio (5)(12).................                      .00            1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).........                      .56            1.05
Scudder Global Equity Portfolio (5)(7)...                 .00             .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...         .08             .70
Putnam International Stock Portfolio (4)(5)...            .00            1.14

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................       .55              .16               .71
Salomon Brothers Strategic Opportunities
  Portfolio (10)(11)(15).....................       .65              .13               .78
MFS Investors Trust Portfolio (10)(11)(15)...       .75              .82              1.57
MFS Research Managers
  Portfolio (10)(11)(15).....................       .75              .50              1.25
Davis Venture Value Portfolio................       .75              .04               .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................       .75              .21               .96
Loomis Sayles Small Cap Portfolio (5)(13)....       .90              .06               .96

                                                                  C-D=E
                                                              TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................       .01            .70
Salomon Brothers Strategic Opportunities
  Portfolio (10)(11)(15).....................       .00            .78
MFS Investors Trust Portfolio (10)(11)(15)...       .67            .90
MFS Research Managers
  Portfolio (10)(11)(15).....................       .35            .90
Davis Venture Value Portfolio................       .00            .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................       .06            .90
Loomis Sayles Small Cap Portfolio (5)(13)....       .00            .96

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
CALVERT FUND ANNUAL EXPENSES                     MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (17).......       .70              .18              .88

                                                                  C-D=E
                                                              TOTAL EXPENSES
CALVERT FUND ANNUAL EXPENSES                         D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (17).......       .00            .88

MET INVESTORS FUND                            A              B              C                D              A+C=E
ANNUAL EXPENSES                           MANAGEMENT    MANAGEMENT    OTHER EXPENSES   OTHER EXPENSES   TOTAL EXPENSES
                                         FEES (BEFORE   FEES (AFTER       BEFORE           AFTER            BEFORE
(as a percentage of average net assets)  FEE WAIVER)    FEE WAIVER)   REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  Portfolio (11)(14)..............            .50           .41            .24              .24               .74
MFS Mid Cap Growth
  Portfolio (5)(11)(14)...........            .65           .62            .18              .18               .83
PIMCO Innovation Portfolio (11)(14)...       1.05           .69            .41              .41              1.46
MFS Research International
  Portfolio (5)(11)(14)...........            .80           .71            .29              .29              1.09

MET INVESTORS FUND                                           E-F=G
ANNUAL EXPENSES                                F         TOTAL EXPENSES
                                           WAIVER AND   AFTER WAIVER AND
(as a percentage of average net assets)  REIMBURSEMENT   REIMBURSEMENT
---------------------------------------  -------------------------------
PIMCO Total Return
  Portfolio (11)(14)..............            .09              .65
MFS Mid Cap Growth
  Portfolio (5)(11)(14)...........            .03              .80
PIMCO Innovation Portfolio (11)(14)...        .36             1.10
MFS Research International
  Portfolio (5)(11)(14)...........            .09             1.00

                                                                                  C             A+B+C=D
                                                  A              B          OTHER EXPENSES   TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                 MANAGEMENT       12b-1            BEFORE           BEFORE
(as a percentage of average net assets) (18)     FEES           FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (5)(11)...                           .34            .25               .01              .60
American Funds Growth Portfolio (5)(11)...       .36            .25               .02              .63
American Funds Global Small Capitalization
  Portfolio (5)(11)...                           .80            .25               .06             1.11

                                                                 D-E=F
                                                             TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                       E            AFTER
(as a percentage of average net assets) (18)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (5)(11)...                              .00            .60
American Funds Growth Portfolio (5)(11)...          .00            .63
American Funds Global Small Capitalization
  Portfolio (5)(11)...                              .00           1.11

B-PPA- 8

EXAMPLE
If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (19):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $83          $106          $133          $229
Lehman Brothers(R) Aggregate Bond Index Division............       79            96           115           193
State Street Research Income Division.......................       79            96           116           194
PIMCO Total Return Division.................................       82           105           130           224
Salomon Brothers Strategic Bond Opportunities Division......       84           109           137           238
State Street Research Diversified Division..................       80            99           120           203
Calvert Social Balanced Division............................       85           112           142           248
MetLife Stock Index Division................................       78            93           110           183
American Funds Growth-Income Vision.........................       82           103           127           218
Harris Oakmark Large Cap Value Division.....................       85           114           145           254
T. Rowe Price Large Cap Growth Division.....................       84           109           137           238
MFS Investors Trust Division................................       85           113           143           250
State Street Research Investment Trust Division.............       81           100           122           208
MFS Research Managers Division..............................       85           113           143           250
American Funds Growth Division..............................       82           104           129           222
Janus Growth Division.......................................       85           114           146           255
Davis Venture Value Division................................       84           109           137           239
Putnam Large Cap Growth Division............................       86           116           148           261
MetLife Mid Cap Stock Index Division........................       80            98           119           202
Neuberger Berman Partners Mid Cap Value Division............       85           112           143           249
Harris Oakmark Mid Cap Value Division.......................       85           113           143           250
MFS Mid Cap Growth Division.................................       84           109           138           240
Janus Mid Cap Division......................................       83           106           133           229
State Street Research Aggressive Growth Division............       83           107           134           232
Loomis Sayles High Yield Bond Division......................       85           112           142           248
Russell 2000(R) Index Division..............................       81           102           125           213
T. Rowe Price Small Cap Growth Division.....................       82           103           126           216
Loomis Sayles Small Cap Division............................       86           115           146           257
State Street Research Aurora Small Cap Value Division.......       86           117           151           266
Franklin Templeton Small Cap Growth Division................       86           117           151           266
PIMCO Innovation Division...................................       87           119           153           271
Scudder Global Equity Division..............................       84           109           137           238
Morgan Stanley EAFE(R) Index Division.......................       83           106           133           229
MFS Research International Division.........................       86           116           148           261
Putnam International Stock Division.........................       87           120           155           275
American Funds Global Small Capitalization Division.........       87           119           154           272

                                       B-PPA- 9

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (19)(20):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $20           $62          $106          $229
Lehman Brothers(R) Aggregate Bond Index Division............       17            51            89           193
State Street Research Income Division.......................       17            52            89           194
PIMCO Total Return Division.................................       19            60           104           224
Salomon Brothers Strategic Bond Opportunities Division......       21            64           110           238
State Street Research Diversified Division..................       18            54            94           203
Calvert Social Balanced Division............................       22            67           115           248
MetLife Stock Index Division................................       16            49            84           183
American Funds Growth-Income Division.......................       19            59           101           218
Harris Oakmark Large Cap Value Division.....................       22            69           119           254
T. Rowe Price Large Cap Growth Division.....................       21            64           110           238
MFS Investors Trust Division................................       22            68           117           250
State Street Research Investment Trust Division.............       18            56            96           208
MFS Research Managers Division..............................       22            68           117           250
American Funds Growth Division..............................       19            60           102           222
Janus Growth Division.......................................       23            70           119           255
Davis Venture Value Division................................       21            65           111           239
Putnam Large Cap Growth Division............................       23            71           122           261
MetLife Mid Cap Stock Index Division........................       17            54            93           202
Neuberger Berman Partners Mid Cap Value Division............       22            68           116           249
Harris Oakmark Mid Cap Value Division.......................       22            68           117           250
MFS Mid Cap Growth Division.................................       21            65           111           240
Janus Mid Cap Division......................................       20            62           106           229
State Street Research Aggressive Growth Division............       20            63           108           232
Loomis Sayles High Yield Bond Division......................       22            67           115           248
Russell 2000(R) Index Division..............................       18            57            98           213
T. Rowe Price Small Cap Growth Division.....................       19            58           100           216
Loomis Sayles Small Cap Division............................       23            70           120           257
State Street Research Aurora Small Cap Value Division.......       24            73           124           266
Franklin Templeton Small Cap Growth Division................       24            73           124           266
PIMCO Innovation Division...................................       24            74           127           271

                                 B-PPA- 10


Scudder Global Equity Division..............................      $21         $64         $110         $238
Morgan Stanley EAFE(R) Index Division.......................       20          62          106          229
MFS Research International Division.........................       23          71          122          261
Putnam International Stock Division.........................       24          75          129          275
American Funds Global Small Capitalization Division.........       24          74          127          272

(1) THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. THERE IS A ONE TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT-OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.

(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

(4) PRIOR TO MAY 16, 1993, WE PAID ALL EXPENSES OF THE METROPOLITAN FUND (OTHER THAN MANAGEMENT FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NONRECURRING EXPENSES) (HEREAFTER "EXPENSES"). THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

(6) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

(7) THESE PORTFOLIOS BEGAN OPERATING ON MARCH 3, 1997. ALL EXPENSE INFORMATION FOR THESE PORTFOLIOS REFLECTS CURRENT EXPENSES WITHOUT ANY REIMBURSEMENT.

(8) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. EXPENSE REIMBURSEMENT FOR THE LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO CEASED ON JULY 13, 1999. EXPENSE REIMBURSEMENT FOR THE OTHER THREE PORTFOLIOS CEASED ON NOVEMBER 9, 2000. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR ALL FOUR PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND.

(9) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. METLIFE ADVISERS, LLC ("METLIFE ADVISERS") PAYS ALL EXPENSES IN EXCESS OF .30% AND .40% OF THE AVERAGE NET ASSETS FOR THE RUSSELL 2000(R) INDEX PORTFOLIO AND THE MORGAN STANLEY EAFE(R) INDEX PORTFOLIO, RESPECTIVELY, UNTIL EACH PORTFOLIO'S ASSETS REACH $200 MILLION, OR THROUGH APRIL 30, 2002, WHICHEVER COMES FIRST.

(10) THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(11) SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BECOME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON OR ABOUT MAY 1, 2001.

(12) METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS BEGAN OPERATING ON JULY 5, 2000. PUTNAM LARGE CAP GROWTH PORTFOLIO BEGAN OPERATING ON MAY 1, 2000 AND BECAME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON JULY 5, 2000. METLIFE ADVISERS WILL PAY ALL EXPENSES IN EXCESS OF .20% OF THE AVERAGE NET ASSETS FOR EACH OF THESE PORTFOLIOS UNTIL EACH PORTFOLIO'S TOTAL ASSETS REACH $100 MILLION, OR THROUGH APRIL 30, 2002, FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO, AND, THROUGH JUNE 30, 2002, FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS, WHICHEVER COMES FIRST. METLIFE ADVISERS WILL CONTINUE TO PAY THE EXPENSES OF THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS THROUGH APRIL 30, 2002, IRRESPECTIVE OF THE TOTAL NET ASSETS OF EACH PORTFOLIO. THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS REFLECTS AN ESTIMATE OF EXPENSES FOR CALENDAR YEAR 2001. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR ALL PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

(13) METLIFE ADVISERS PAYS ALL OPERATING EXPENSES OTHER THAN AMORTIZATION OF EXPENSES, BROKERAGE COSTS, INTEREST, TAXES OR OTHER EXTRAORDINARY EXPENSES, IN EXCESS OF 1.00% OF THE AVERAGE NET ASSETS FOR THIS PORTFOLIO. METLIFE ADVISERS MAY TERMINATE THIS EXPENSE AGREEMENT AT ANY TIME. THIS PORTFOLIO'S EXPENSES DID NOT EXCEED THE LIMITATION FOR THE YEAR ENDED DECEMBER 31, 2000.

                                      B-PPA- 11

(14) MET INVESTORS ADVISORY CORP. AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, FOR A PERIOD OF AT LEAST ONE YEAR FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 12, 2001), THE TOTAL OF MANAGEMENT FEES AND OTHER EXPENSES OF CERTAIN PORTFOLIOS WILL NOT EXCEED, IN ANY YEAR IN WHICH THE AGREEMENT IS IN EFFECT, THE FOLLOWING
      PERCENTAGES: .65% FOR THE PIMCO TOTAL RETURN PORTFOLIO, 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, .80% FOR THE MFS MID CAP GROWTH PORTFOLIO AND 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER.

      THE AMOUNTS SHOWN ABOVE UNDER "OTHER EXPENSES AFTER REIMBURSEMENT" ARE AN ESTIMATE OF WHAT THE EXPENSES WILL BE, FOR THE PERIOD ENDING DECEMBER 31, 2001, AFTER EXPENSE REIMBURSEMENT. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. ABSENT THESE EXPENSE REIMBURSEMENT ARRANGEMENTS, THE TOTAL ANNUAL PORTFOLIO EXPENSES FOR THE YEAR ENDING DECEMBER 31, 2001 ARE ESTIMATED TO BE: 1.46% FOR THE PIMCO INNOVATION PORTFOLIO, .83% FOR THE MFS MID CAP GROWTH PORTFOLIO, 1.09% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO AND .74% FOR THE PIMCO TOTAL RETURN PORTFOLIO.

(15) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS HAS AGREED TO PAY OPERATING EXPENSES OF THESE PORTFOLIOS (EXCLUSIVE OF ANY BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) IN EXCESS OF 0.90% OF AVERAGE NET ASSETS FOR ALL OF THESE PORTFOLIOS (EXCEPT SALOMON BROTHERS U.S. GOVERNMENT WHICH IS 0.70% OF AVERAGE NET ASSETS) SUBJECT TO THE OBLIGATION OF EACH PORTFOLIO TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S EXPENSES FALL BELOW THAT PERCENTAGE. HOWEVER, NO PORTFOLIO IS OBLIGATED TO REPAY ANY EXPENSES PAID BY METLIFE ADVISERS MORE THAN TWO YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSES WERE INCURRED (THREE YEARS FOR THE MFS INVESTORS TRUST AND THE MFS RESEARCH MANAGERS PORTFOLIOS). THIS ARRANGEMENT MAY BE TERMINATED AT ANY TIME.

(16) METLIFE ADVISERS HAS VOLUNTARILY AGREED TO WAIVE OR PAY ALL EXPENSES (OTHER THAN BROKERAGE COMMISSIONS, TAXES, INTEREST AND ANY EXTRAORDINARY OR NONRECURRING EXPENSES) FOR THE JANUS GROWTH AND THE FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS GREATER THAN 0.95% AND 1.05%, RESPECTIVELY, OF AVERAGE NET ASSETS THROUGH APRIL 30, 2002. SUCH SUBSIDY IS SUBJECT TO EACH PORTFOLIO'S OBLIGATION TO REPAY METLIFE ADVISERS IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S TOTAL OPERATING EXPENSES FALL BELOW THE STATED EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. SUCH DEFERRED EXPENSES MAY BE CHARGED TO THE APPLICABLE PORTFOLIO IN A SUBSEQUENT YEAR TO THE EXTENT THAT THE CHARGE DOES NOT CAUSE THE TOTAL OPERATING EXPENSES IN SUCH SUBSEQUENT YEAR TO EXCEED THE EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. THE APPLICABLE PORTFOLIO, HOWEVER, IS NOT OBLIGATED TO REPAY ANY EXPENSE PAID BY METLIFE ADVISERS MORE THAN THREE YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSE WAS INCURRED. THE INFORMATION IN THE TABLE IS AN ESTIMATE OF FIRST YEAR EXPENSES.

(17) THE PORTFOLIO HAS AN OFFSET EXPENSE ARRANGEMENT WITH ITS CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNVESTED CASH BALANCES. THE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THIS PORTFOLIO DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

(18) THE AMERICAN FUND HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE.

(19)  THESE EXAMPLES ASSUME THAT REIMBURSEMENT OF EXPENSES WAS IN EFFECT.

(20) THIS EXAMPLE ASSUMES NO EARLY WITHDRAWAL CHARGES ARE APPLICABLE. IN ORDER TO MAKE THIS ASSUMPTION FOR A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY, WE ALSO ASSUMED THAT YOU SELECTED AN INCOME PAYMENT TYPE UNDER WHICH YOU WILL RECEIVE PAYMENTS OVER YOUR LIFETIME OR FOR A PERIOD OF AT LEAST FIVE FULL YEARS.

                                 B-PPA- 12

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division.... 2000      $ 9.86            $10.85         11,149
                                                     1999       10.12              9.86          7,735
                                                     1998       10.00(e)          10.12            793

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

State Street Research Income Division............... 2000       18.65             20.49         16,397
                                                     1999       19.33             18.65         18,535
                                                     1998       17.89             19.33         20,060
                                                     1997       16.49             17.89         16,307
                                                     1996       16.12             16.49         16,604
                                                     1995       13.65             16.12         15,252
                                                     1994       14.27             13.65         13,923
                                                     1993       12.98             14.27         14,631
                                                     1992       12.29             12.98          5,918
                                                     1991       10.60             12.29          1,210

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                      B-PPA- 13

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
State Street Research Diversified Division.......... 2000      $29.04            $28.98         75,259
                                                     1999       27.05             29.04         75,126
                                                     1998       22.89             27.05         73,897
                                                     1997       19.22             22.89         62,604
                                                     1996       17.00             19.22         52,053
                                                     1995       13.55             17.00         42,712
                                                     1994       14.15             13.55         40,962
                                                     1993       12.70             14.15         31,808
                                                     1992       11.75             12.70          7,375
                                                     1991        9.52             11.75          1,080

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Calvert Social Balanced Division.................... 2000       28.21             26.99          1,527
                                                     1999       25.45             28.21          1,453
                                                     1998       22.16             25.45          1,367
                                                     1997       18.68             22.16          1,181
                                                     1996       16.80             18.68            995
                                                     1995       13.11             16.80            787
                                                     1994       13.71             13.11            630
                                                     1993       12.86             13.71            473
                                                     1992       12.10             12.86            239
                                                     1991       10.58             12.10             63

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

                                 B-PPA- 14

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division........................ 2000      $44.24            $39.62         83,765
                                                     1999       37.08             44.24         79,702
                                                     1998       29.28             37.08         71,204
                                                     1997       22.43             29.28         58,817
                                                     1996       18.52             22.43         43,141
                                                     1995       13.70             18.52         29,883
                                                     1994       13.71             13.70         23,458
                                                     1993       12.67             13.71         18,202
                                                     1992       11.94             12.67          8,150
                                                     1991        9.32             11.94          1,666

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division............. 2000        8.93              9.92          4,947
                                                     1999        9.71              8.93          3,631
                                                     1998       10.00(e)           9.71            386

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division............. 2000       13.29             13.06         12,475
                                                     1999       11.01             13.29          3,394
                                                     1998       10.00(e)          11.01            407

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

                                      B-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
State Street Research Investment Trust Division..... 2000      $40.14            $37.20         62,971
                                                     1999       34.30             40.14         64,026
                                                     1998       27.10             34.30         64,053
                                                     1997       21.37             27.10         60,102
                                                     1996       17.71             21.37         49,644
                                                     1995       13.47             17.71         38,047
                                                     1994       14.10             13.47         32,563
                                                     1993       12.48             14.10         24,608
                                                     1992       11.32             12.48          9,432
                                                     1991        8.61             11.32          2,824

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Davis Venture Value Division........................ 2000       30.19(a)          30.79            917

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Putnam Large Cap Growth Division.................... 2000        9.82(a)           7.24          2,555

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division................ 2000       10.00(a)          10.62          5,493

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value Division.... 2000       12.46             15.78          7,506
                                                     1999       10.73             12.46          2,438
                                                     1998       10.00(e)          10.73            297

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

                                 B-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

Janus Mid Cap Division.............................. 2000      $37.86            $25.71         57,546
                                                     1999       17.19             37.86         44,078
                                                     1998       12.69             17.19         19,031
                                                     1997       10.00(c)          12.69          7,417

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

State Street Research Aggressive Growth Division.... 2000       37.01             33.76         33,051
                                                     1999       28.12             37.01         31,947
                                                     1998       25.05             28.12         38,975
                                                     1997       23.77             25.05         43,359
                                                     1996       22.35             23.77         43,962
                                                     1995       17.47             22.35         33,899
                                                     1994       18.03             17.47         26,890
                                                     1993       14.89             18.03         17,094
                                                     1992       13.66             14.89          5,747
                                                     1991        8.31             13.66          1,060

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Loomis Sayles High Yield Bond Division.............. 2000       11.17             10.93          5,291
                                                     1999        9.60             11.17          4,708
                                                     1998       10.51              9.60          3,882
                                                     1997       10.00(c)          10.51          2,375

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

                                      B-PPA- 17

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

Russell 2000(R) Index Division...................... 2000      $12.76            $12.13          9,113
                                                     1999       10.53             12.76          5,395
                                                     1998       10.00(e)          10.53            598

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division............. 2000       15.19             13.64         19,423
                                                     1999       12.02             15.19         14,007
                                                     1998       11.76             12.02         13,119
                                                     1997       10.00(c)          11.76          6,932

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Loomis Sayles Small Cap Division.................... 2000       25.79(a)          25.53            353

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

State Street Research Aurora Small Cap Value         2000       10.00(a)          12.25          4,095
  Division..........................................

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Scudder Global Equity Division...................... 2000       15.36             14.93         11,687
                                                     1999       12.43             15.36          9,323
                                                     1998       10.85             12.43          7,712
                                                     1997       10.00(c)          10.85          4,826

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

                                 B-PPA- 18

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                          BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

Morgan Stanley EAFE(R) Index Division............... 2000      $13.31            $11.25          8,034
                                                     1999       10.79             13.31          3,869
                                                     1998       10.00(e)          10.79            342

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

Putnam International Stock Division................. 2000       18.49             16.41         13,980
                                                     1999       16.07             18.49         13,052
                                                     1998       13.28             16.07         14,330
                                                     1997       13.77             13.28         15,865
                                                     1996       14.19             13.77         17,780
                                                     1995       14.25             14.19         17,553
                                                     1994       13.74             14.25         16,674
                                                     1993        9.41             13.74          6,921
                                                     1992       10.61              9.41            966
                                                     1991       10.00(d)          10.61             92

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

             Year End Accumulation Unit Value

----------------------------------------

In addition to the above mentioned Accumulation Units, there were cash reserves of $57,902,555 as of December 31, 2000, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a) Inception Date July 5, 2000.

(b) Inception Date September 17, 1990.

(c) Inception Date March 3, 1997.

(d) Inception Date July 1, 1991.

(e) Inception Date November 9, 1998.

                                      B-PPA- 19

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife, was formed under laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

METROPOLITAN LIFE
SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or

[SNOOPY AND WOODSTOCK GRAPHIC]
B-PPA- 20

Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, PEDC, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

[SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
                                                                       B-PPA- 21

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees, except for the American Fund Portfolios.

Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up. The following list of investment choices includes fourteen Portfolios that, subject to state approval, we anticipate will be available on or about May 1, 2001.

                                          [SNOOPY READING MENU GRAPHIC]

  Salomon Brothers U.S. Government
  Portfolio
  Lehman Brothers(R) Aggregate
  Bond Index Portfolio
  State Street Research Income
  Portfolio
  PIMCO Total Return Portfolio
  Salomon Brothers Strategic Bond
  Opportunities Portfolio
  State Street Research
  Diversified Portfolio
  Calvert Social Balanced
  Portfolio
  MetLife Stock Index Portfolio
  American Funds Growth-Income
  Portfolio
  Harris Oakmark Large Cap Value
  Portfolio
  T. Rowe Price Large Cap Growth
  Portfolio
  MFS Investors Trust Portfolio
  State Street Research Investment
  Trust Portfolio
  MFS Research Managers Portfolio
  American Funds Growth Portfolio
  Janus Growth Portfolio
  Davis Venture Value Portfolio
  Putnam Large Cap Growth
  Portfolio                         Loomis Sayles Small Cap
  MetLife Mid Cap Stock Index       Portfolio
  Portfolio                         State Street Research Aurora
  Neuberger Berman Partners Mid     Small Cap Value Portfolio
  Cap Value Portfolio               Franklin Templeton Small Cap
  Harris Oakmark Mid Cap Value      Growth Portfolio
  Portfolio                         PIMCO Innovation Portfolio
  MFS Mid Cap Growth Portfolio      Scudder Global Equity Portfolio
  Janus Mid Cap Portfolio           Morgan Stanley EAFE(R) Index
  State Street Research Aggressive  Portfolio
  Growth Portfolio                  MFS Research International
  Loomis Sayles High Yield Bond     Portfolio
  Portfolio                         Putnam International Stock
  Russell 2000(R) Index Portfolio   Portfolio
  T. Rowe Price Small Cap Growth    American Funds Global Small
  Portfolio                         Capitalization Portfolio

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate options.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available May 1, 2001) in the approximate order of risk from the most conservative to the most aggressive.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

B-PPA- 22

Subject to state approval, Salomon Brothers U.S. Government, PIMCO Total Return, Salomon Brothers Strategic Bond Opportunities, American Funds Growth-Income, MFS Investors Trust, MFS Research Managers, American Funds Growth, Janus Growth, Harris Oakmark Mid Cap Value, MFS Mid Cap Growth, Franklin Templeton Small Cap Growth, PIMCO Innovation, MFS Research International and American Funds Global Small Capitalization Portfolios will be available on or about May 1, 2001.

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the number of available investment divisions.

*   We have restricted the available investment divisions.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Zenith Fund, the Calvert Fund, the Met Investors Fund or the American Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund, the Zenith Fund and the Met Investors Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Fund Portfolios are made available by the Calvert Fund and the American Fund, respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, the Calvert Social Balanced, the Harris Oakmark Mid Cap Value and the MFS Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.

                                                                       B-PPA- 23

The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Met Investors Fund pays Met Investors Advisory Corp., formerly known as Security First Investment Management Corporation, a monthly fee for its services as its investment manager. The American Fund pays Capital Research and Management Company a monthly fee for its services as its investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund.

In addition, the Metropolitan Fund, Zenith Fund and Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund, the Zenith Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The American Fund prospectus discusses the different separate accounts of the various insurance companies that invest in that Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *   TSA (Tax Sheltered Annuity)

    *   PEDC (Public Employee Deferred Compensation)

    *   Keogh (Keogh plans under sec.401)

    *   403(a) (Qualified Annuity plans under sec.403(a))

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or
* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to

                                            [LINUS BUILDING SAND CASTLE GRAPHIC]

These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).
B-PPA- 24
investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you.
   These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. [SAFE GRAPHIC]

[SCALE GRAPHIC]

[PIE CHART GRAPHIC]
                                                                       B-PPA- 25
back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an

                                                                 [GLOBE GRAPHIC]

                                                            [HOUR GLASS GRAPHIC]

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

B-PPA-26
effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (Except under a PEDC Deferred Annuity).

* For Keogh, TSA, PEDC and 403(a) Deferred Annuities, if you should leave your job.

*   Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

[WOODSTOCK GRAPHIC]
                                                                       B-PPA- 27

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

                                                      [MARCIE WITH A CALCULATOR]

You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

B-PPA- 28

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

[CHARLIE BROWN IN MONEY JAR GRAPHIC]

We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50. Tax law generally prohibits withdrawals from TSA Deferred Annuities before you reach age 59 1/2.
                                                                       B-PPA- 29

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect

If you elect to receive payments through this program, you must either be over 59 1/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.

                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]

If you would like to receive your systematic withdrawal payment by the first of the month you should request that the payment date be the 20th of the prior month.

B-PPA- 30
the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

*   There is no contract fee for certain TSA Deferred Annuities.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE
You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.
                                                                       B-PPA- 31
general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments or Account Balances any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

B-PPA- 32

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                       During Purchase Payment/Contract Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

[WOODSTOCK TYPING GRAPHIC]

You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
                                                                       B-PPA- 33

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.

                                        [FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
B-PPA- 34
    based on the following percentages of your Account Balance for that year's withdrawal:

                                  Contract Year
         Year                     1*      2      3       4         5
         Percentage               20%    25%    33 1/3% 50%    remainder
         * Less that Contract Year's withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

*   If you retire:

     -- For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

     -- For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

     --   For the PEDC Deferred Annuity, if you retire.

     -- For certain TSA Deferred Annuities, if you retired before the contract was purchased (including money transferred from

                                                                       B-PPA- 35
          other investment vehicles on a tax free basis plus earnings on that money).

*   If you leave your job:

     -- For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

     -- For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

     -- For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

     -- For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

     -- For certain TSA Deferred Annuities, if you left your job before the contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* If you have transferred money from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

B-PPA- 36

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY
If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                          During Purchase Payment Year
       Year                     1     2     3     4     5    6 and Beyond
       Percentage              5%    4%    3%    2%    1%         0%

*   Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                                 After the Transfer
         Year                     1     2     3     4     5    6 and Beyond
         Percentage              5%    4%    3%    2%    1%         0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

FREE LOOK
You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look"

[WOODSTOCK GRAPHIC]

[MARCIE READING GRAPHIC]
                                                                       B-PPA- 37
varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under a Keogh Deferred Annuity the death benefit is paid to the plan's trustee. If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options other than applying the death benefit to a pay-out option or lump-sum cash payment.

Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range

There is no death benefit for the unallocated Keogh Deferred Annuity.
B-PPA- 38
of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium and other taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in certain states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment;

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

The pay-out phase is often referred to as either "annuitizing" your contract or an income annuity.

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-

                                                                       B-PPA- 39
out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in certain states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*   TSA

*   PEDC

*   Keogh

*   403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.
* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

                                                     [SNOOPY SUNBATHING GRAPHIC]

Many times the Owner and the Annuitant are the same person.
B-PPA- 40
with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living. LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received

[SNOOPY ON BEACH GRAPHIC]
When deciding how to receive income, consider:

- The amount of income
  you need;

- The amount you expect
  to receive from other
  sources;

- The growth potential of
  other investments; and

- How long you would
  like your income to last.
                                                                       B-PPA- 41
equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a

The AIR is stated in your contract and may range from 3% to 6%.

                                            [SNOOPY WITH ADDING MACHINE GRAPHIC]

B-PPA- 42
lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

TRANSFERS
You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment division (or Fixed Income Option) to which you want to transfer; and
*   The investment division from which you want to transfer.
We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

[WOODSTOCK AND MONEY GRAPHIC]
Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
                                                                       B-PPA- 43

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

CHARGES
There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
B-PPA- 44

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations."
    We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period.
    This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we

[CHARLIE BROWN WITH LETTER GRAPHIC]

[LUCY READING GRAPHIC]

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.
                                                                       B-PPA- 45

         Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on or to limit any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.
B-PPA- 46

BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

[CHARLIE BROWN ON PHONE GRAPHIC]

You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree. This does not apply if you have a Keogh Deferred Annuity or Income Annuity.
                                                                       B-PPA- 47

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Contracts owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

B-PPA- 48
expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund and American Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will

                                                                       B-PPA- 49
also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Zenith Fund, Calvert Fund, Met Investors Fund or American Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may

B-PPA- 50
instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Zenith Fund, Met Investors Fund, Calvert Fund or American Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an

[SNOOPY AND WOODSTOCK SHAKE HANDS GRAPHIC]
                                                                       B-PPA- 51
amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisement in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts with the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS
If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less

B-PPA- 52
than $15,000. If we cancel a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

INCOME TAXES
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information.

For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generating skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

GENERAL
Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

PURCHASE PAYMENTS
Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.

Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

[PIGGY BANK GRAPHIC]
                                                                       B-PPA- 53

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

WITHDRAWALS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For PEDC contracts, you can only transfer such amounts to another PEDC plan.

Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or;

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax advisor prior to choosing a pay-out option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax advisor.

Please be advised that new proposed regulations were issued by the Internal Revenue Service regarding required minimum distribution in

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.

B-PPA- 54

January 2001. These proposed regulations are generally effective for the 2002 distribution year. The plan participant may elect, however, to compute his or her required distributions for 2001 under these new rules.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. This does not apply to PEDC annuities.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                          Type of Contract
                                    -----------------------------
                                    TSA         Keogh      403(a)
                                    ---         -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy, after you have
separated from service               x            x          x
After you die                        x            x          x
After you become totally disabled
(as defined in the Code)             x            x          x
To pay deductible medical expenses   x            x          x
After separation from service if
you are over age 55                  x            x          x
After December 31, 1999 for IRS
levies                               x            x          x

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program (currently only available for TSA Deferred Annuities) or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

MANDATORY 20% WITHHOLDING (EXCEPT PEDC)

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

[SNOOPY WITH TAX BILL GRAPHIC]

[CHARLIE BROWN AND SNOOPY GRAPHIC]
                                                                       B-PPA- 55

Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. However, it does not include taxable distributions that are:

*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   Withdrawals to satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

TSA ANNUITIES

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

B-PPA- 56

WITHDRAWALS
If you are under 59 1/2, you cannot withdraw money from your Contract unless the withdrawal:
* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

*   Is directly transferred to other sec.403(b) arrangements;

*   Relates to amounts that are not salary reduction elective deferrals;

* Is after you die, leave your job or become disabled (as defined by the Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

LOANS

If your TSA Contract permits contract loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA Contract and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether Contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

GENERAL

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.

PEDC

GENERAL

PEDC plans are available to state or local governments and certain tax-exempt organizations as described in sec.457 of the Code. The plans

[WOODSTOCK GRAPHIC]
You may be subject to the
10% penalty tax if you
withdraw money before
you turn age 59 1/2.

                                                                       B-PPA- 57
are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, monies in your Contract can not be "made available" to you until you:

*   Reach age 70 1/2

*   Leave your job

*   Have an unforeseen emergency (as defined by the Code)

The minimum distribution rules for contracts issued for PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. There are some additional rules that apply; consult your tax advisor.

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

403(a)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

B-PPA- 58

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....    35
FINANCIAL STATEMENTS OF METLIFE.......... ..........    81

[PEANUTS GANG GRAPHIC]

                                                                       B-PPA- 59

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                          Keogh and         PEDC
                           TSA Deferred   403(a) Deferred   Deferred and
                           and Income     and Income        Income
                           Annuities      Annuities         Annuities(1)
California...............  0.5%           0.5%              2.35%
Maine....................  --             --                --
Nevada...................  --             --                --
Puerto Rico..............  1.0%           1.0%              1.0%
South Dakota.............  --             --                --
West Virginia............  1.0%           1.0%              1.0%
Wyoming..................  --             --                --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH DEFERRED AND INCOME ANNUITIES."

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2001 METROPOLITAN LIFE INSURANCE COMPANY

[LUCY'S TAXES GRAPHICS]
B-PPA- 60

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                                                       B-PPA- 61

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc., New
    England Zenith Fund and Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Attn: Brian Mack
485E US Highway 1 South, 4th Floor
Iselin, NJ 08830

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

VARIABLE ANNUITY
MAY 1, 2001



                                                                       MetLife's
                                                              Preference Plus(R)
                                                                     Account for
                                                              Enhanced Contracts


PROSPECTUS



[SNOOPY GRAPHIC]                                                      MetLife(R)

                                                               MAY 1, 2001

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuity ("income annuity").
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate
Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series
Fund, Inc. ("Metropolitan Fund"), series of the New
England Zenith Fund ("Zenith Fund"), portfolios of the
Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Fund"). For convenience, the portfolios, the series and the funds are referred to as Portfolios in this Prospectus.

  SALOMON BROTHERS U.S. GOVERNMENT*          METLIFE MID CAP STOCK INDEX
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH INCOME               HARRIS OAKMARK MID CAP VALUE*
  PIMCO TOTAL RETURN*                        MFS MID CAP GROWTH*
  SALOMON BROTHERS STRATEGIC BOND            JANUS MID CAP
  OPPORTUNITIES*                             STATE STREET RESEARCH AGGRESSIVE GROWTH
  STATE STREET RESEARCH DIVERSIFIED          LOOMIS SAYLES HIGH YIELD BOND
  METLIFE STOCK INDEX                        RUSSELL 2000(R) INDEX
  AMERICAN FUNDS GROWTH-INCOME*              T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             LOOMIS SAYLES SMALL CAP
  T. ROWE PRICE LARGE CAP GROWTH             STATE STREET RESEARCH AURORA SMALL CAP
  MFS INVESTORS TRUST*                       VALUE
  STATE STREET RESEARCH INVESTMENT TRUST     FRANKLIN TEMPLETON SMALL CAP GROWTH*
  (FORMERLY STATE STREET RESEARCH GROWTH)    PIMCO INNOVATION*
  MFS RESEARCH MANAGERS*                     SCUDDER GLOBAL EQUITY
  AMERICAN FUNDS GROWTH*                     MORGAN STANLEY EAFE(R) INDEX
  JANUS GROWTH*                              MFS RESEARCH INTERNATIONAL*
  DAVIS VENTURE VALUE                        PUTNAM INTERNATIONAL STOCK
  PUTNAM LARGE CAP GROWTH                    AMERICAN FUNDS GLOBAL SMALL
                                             CAPITALIZATION*

*These Portfolios are anticipated to be available on or about May 1, 2001, subject to state approval.

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2001. The
SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 63 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
485E US Highway 1 South, 4th Floor
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459
                                   [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Zenith Fund, Met Investors
Fund and American Fund prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

INCOME ANNUITY AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;

     --  federally insured or guaranteed; or

     -- endorsed by any bank or other financial institution, other than MetLife.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW........... ...........   C-PPA-4
TABLE OF EXPENSES.................. ..................   C-PPA-7
ACCUMULATION UNIT VALUES TABLE............ ...........  C-PPA-13
METLIFE....................... .......................  C-PPA-19
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  C-PPA-19
VARIABLE ANNUITIES.................. .................  C-PPA-19
   A Deferred Annuity.................................  C-PPA-20
   An Income Annuity..................................  C-PPA-20
YOUR INVESTMENT CHOICES............... ...............  C-PPA-21
DEFERRED ANNUITIES.................. .................  C-PPA-23
   The Deferred Annuity and Your Retirement Plan......  C-PPA-24
   Automated Investment Strategies....................  C-PPA-24
   Purchase Payments..................................  C-PPA-25
      Allocation of Purchase Payments.................  C-PPA-26
      Automated Purchase Payments.....................  C-PPA-26
      Limits on Purchase Payments.....................  C-PPA-26
   The Value of Your Investment.......................  C-PPA-26
   Transfers..........................................  C-PPA-27
   Access to Your Money...............................  C-PPA-28
      Systematic Withdrawal Program...................  C-PPA-28
      Minimum Distribution............................  C-PPA-30
   Contract Fee.......................................  C-PPA-30
   Charges............................................  C-PPA-30
      Insurance-Related Charge........................  C-PPA-30
      Investment-Related Charge.......................  C-PPA-31
   Premium and Other Taxes............................  C-PPA-31
   Early Withdrawal Charges...........................  C-PPA-32
      When No Early Withdrawal Charge Applies.........  C-PPA-33
      When A Different Early Withdrawal Charge May
        Apply.........................................  C-PPA-35
   Free Look..........................................  C-PPA-36
   Death Benefit......................................  C-PPA-36
   Pay-out Options (or Income Options)................  C-PPA-37
INCOME ANNUITY.................... ...................  C-PPA-38
   Income Payment Types...............................  C-PPA-39
   Minimum Size of Your Income Payment................  C-PPA-40
   The Value of Your Income Payments..................  C-PPA-40
   Transfers..........................................  C-PPA-42

C-PPA- 2

   Contract Fee.......................................  C-PPA-42
   Charges............................................  C-PPA-42
      Insurance-Related Charge........................  C-PPA-42
      Investment-Related Charge.......................  C-PPA-43
   Premium and Other Taxes............................  C-PPA-43
   Free Look..........................................  C-PPA-43
GENERAL INFORMATION................. .................  C-PPA-44
   Administration.....................................  C-PPA-44
      Purchase Payments...............................  C-PPA-44
      Confirming Transactions.........................  C-PPA-44
      Processing Transactions.........................  C-PPA-45
        By Telephone or Internet......................  C-PPA-45
        After Your Death..............................  C-PPA-46
        Third Party Requests..........................  C-PPA-46
        Valuation.....................................  C-PPA-46
   Advertising Performance............................  C-PPA-47
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  C-PPA-48
   Voting Rights......................................  C-PPA-48
   Who Sells the Deferred Annuities and Income
      Annuities ......................................  C-PPA-49
   Financial Statements...............................  C-PPA-50
   Your Spouse's Rights...............................  C-PPA-50
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  C-PPA-50
INCOME TAXES..................... ....................  C-PPA-51
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  C-PPA-63
APPENDIX FOR PREMIUM TAX TABLE............ ...........  C-PPA-64

MetLife does not intend to offer the Deferred Annuities or income annuity anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or income annuity other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you the day we receive all documents in good order. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or

[SNOOPY WITH POINTER GRAPHIC]

C-PPA- 4

Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

                                                                        C-PPA- 5

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.

C-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following table shows Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund charges and expenses. The numbers in the table for the Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund which may be higher or lower. It does not show fees for the Fixed Interest Account or premium and other taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.
--------------------------------------------------------------------------------
Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund expenses for the fiscal year ending December 31, 2000:
CONTRACT OWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CURRENTLY
OFFERED

  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period) (1)............................................     From 0% to 7%
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
Annual Contract Fee (2).....................................              None
Separate Account Annual Expenses (as a percentage of average account value) (3)
  General Administrative Expenses Charge....................              .20%
  Mortality and Expense Risk Charge.........................              .75%
  Total Separate Account Annual Expenses....................              .95%

METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets) (6)

                                                                      B
                                                     A          OTHER EXPENSES
                                                 MANAGEMENT         BEFORE
                                                    FEES        REIMBURSEMENT
------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................       .25              .12
State Street Research Income
  Portfolio (4)(5)...........................       .33              .05
State Street Research Diversified
  Portfolio (4)(5)...........................       .43              .03
MetLife Stock Index Portfolio (4)............       .25              .03
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................       .75              .19
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................       .64              .14
State Street Research Investment Trust
  Portfolio (4)(5)...........................       .47              .03
Janus Growth Portfolio (5)(10)(11)(16).......       .80              .29
Putnam Large Cap Growth Portfolio (5)(12)....       .80              .59
MetLife Mid Cap Stock Index Portfolio (12)...       .25              .58
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................       .70              .19
Janus Mid Cap Portfolio (5)(7)...............       .66              .04
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................       .69              .04
Loomis Sayles High Yield Bond
  Portfolio (7)..............................       .70              .18
Russell 2000(R) Index Portfolio (9)(10)......       .25              .30

                                                   A+B=C                           C-D=E
                                               TOTAL EXPENSES                  TOTAL EXPENSES
                                                   BEFORE             D            AFTER
                                               REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  ----------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................        .37              .00            .37
State Street Research Income
  Portfolio (4)(5)...........................        .38              .00            .38
State Street Research Diversified
  Portfolio (4)(5)...........................        .46              .00            .46
MetLife Stock Index Portfolio (4)............        .28              .00            .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................        .94              .00            .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................        .78              .00            .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................        .50              .00            .50
Janus Growth Portfolio (5)(10)(11)(16).......       1.09              .14            .95
Putnam Large Cap Growth Portfolio (5)(12)....       1.39              .39           1.00
MetLife Mid Cap Stock Index Portfolio (12)...        .83              .38            .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................        .89              .00            .89
Janus Mid Cap Portfolio (5)(7)...............        .70              .00            .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................        .73              .00            .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................        .88              .00            .88
Russell 2000(R) Index Portfolio (9)(10)......        .55              .00            .55

                                       C-PPA- 7

                                                                            B              A+B=C
                                                           A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (continued)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7)...        .52               .06              .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12)...................                    .85               .20             1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16)...........                    .90               .71             1.61
Scudder Global Equity Portfolio (5)(7)...                 .61               .17              .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...         .30               .48              .78
Putnam International Stock Portfolio (4)(5)...            .90               .24             1.14

                                                                        C-D=E
                                                                    TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7)...         .00            .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12)...................                     .00           1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16)...........                     .56           1.05
Scudder Global Equity Portfolio (5)(7)...                  .00            .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...          .08            .70
Putnam International Stock Portfolio (4)(5)...             .00           1.14

                                                                B              A+B=C
                                               A          OTHER EXPENSES   TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15)............          .55               .16              .71
Salomon Brothers Strategic
  Opportunities
  Portfolio (10)(11)(15)............          .65               .13              .78
MFS Investors Trust
  Portfolio (10)(11)(15)............          .75               .82             1.57
MFS Research Managers
  Portfolio (10)(11)(15)............          .75               .50             1.25
Davis Venture Value Portfolio.......          .75               .04              .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15)............          .75               .21              .96
Loomis Sayles Small Cap
  Portfolio (5)(13).................          .90               .06              .96

                                                            C-D=E
                                                        TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                    D            AFTER
(as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15)............           .01            .70
Salomon Brothers Strategic
  Opportunities
  Portfolio (10)(11)(15)............           .00            .78
MFS Investors Trust
  Portfolio (10)(11)(15)............           .67            .90
MFS Research Managers
  Portfolio (10)(11)(15)............           .35            .90
Davis Venture Value Portfolio.......           .00            .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15)............           .06            .90
Loomis Sayles Small Cap
  Portfolio (5)(13).................           .00            .96

MET INVESTORS FUND
                                                  A              B              C
                                              MANAGEMENT    MANAGEMENT    OTHER EXPENSES
ANNUAL EXPENSES                              FEES (BEFORE   FEES (AFTER       BEFORE
(as a percentage of average net assets) (5)  FEE WAIVER)    FEE WAIVER)   REIMBURSEMENT
----------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (11)(14)...          .50           .41            .24
MFS Mid Cap Growth Portfolio (5)(11)(14)...       .65           .62            .18
PIMCO Innovation Portfolio (11)(14)...           1.05           .69            .41
MFS Research International
  Portfolio (5)(11)(14)...............            .80           .71            .29


MET INVESTORS FUND
                                                   D              A+C=E
                                             OTHER EXPENSES   TOTAL EXPENSES
ANNUAL EXPENSES                                  AFTER            BEFORE
(as a percentage of average net assets) (5)  REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------  -------------------------------
PIMCO Total Return Portfolio (11)(14)...          .24               .74
MFS Mid Cap Growth Portfolio (5)(11)(14)...       .18               .83
PIMCO Innovation Portfolio (11)(14)...            .41              1.46
MFS Research International
  Portfolio (5)(11)(14)...............            .29              1.09

                                                                E-F=G
MET INVESTORS FUND                                          TOTAL EXPENSES
                                                   F            AFTER
                                                 WAIVER         WAIVER
ANNUAL EXPENSES                                   AND            AND
(as a percentage of average net assets) (5)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio (11)(14)...           .09            .65
MFS Mid Cap Growth Portfolio (5)(11)(14)...        .03            .80
PIMCO Innovation Portfolio (11)(14)...             .36           1.10
MFS Research International
  Portfolio (5)(11)(14)...............             .09           1.00

                                                  A              B
AMERICAN FUND ANNUAL EXPENSES                 MANAGEMENT       12b-1
(as a percentage of average net assets) (17)     FEES           FEES
-------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (11)(5)...                           .34            .25
American Funds Growth Portfolio (11)(5)...       .36            .25
American Funds Global Small Capitalization
  Portfolio (11)(5)...                           .80            .25

                                                    C             A+B+C=D
                                              OTHER EXPENSES   TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                     BEFORE           BEFORE
(as a percentage of average net assets) (17)  REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------  -------------------------------
American Funds Growth-Income
  Portfolio (11)(5)...                              .01              .60
American Funds Growth Portfolio (11)(5)...          .02              .63
American Funds Global Small Capitalization
  Portfolio (11)(5)...                              .06             1.11

                                                                 D-E=F
                                                             TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                       E            AFTER
(as a percentage of average net assets) (17)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (11)(5)...                              .00            .60
American Funds Growth Portfolio (11)(5)...          .00            .63
American Funds Global Small Capitalization
  Portfolio (11)(5)...                              .00           1.11

                                 C-PPA- 8

EXAMPLE
If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $80           $97          $117          $197
Lehman Brothers(R) Aggregate Bond Index Division............       76            87            99           160
State Street Research Income Division.......................       76            87           100           161
PIMCO Total Return Division.................................       79            95           114           191
Salomon Brothers Strategic Bond Opportunities Division......       81            99           121           205
State Street Research Diversified Division..................       77            89           104           170
MetLife Stock Index Division................................       75            84            94           150
American Funds Growth-Income Division.......................       79            94           111           186
Harris Oakmark Large Cap Value Division.....................       82           104           129           223
T. Rowe Price Large Cap Growth Division.....................       81            99           121           205
MFS Investors Trust Division................................       82           103           127           218
State Street Research Investment Trust Division.............       78            91           106           174
MFS Research Managers Division..............................       82           103           127           218
American Funds Growth Division..............................       79            95           113           189
Janus Growth Division.......................................       82           105           130           224
Davis Venture Value Division................................       81           100           122           207
Putnam Large Cap Growth Division............................       83           106           133           229
MetLife Mid Cap Stock Index Division........................       77            89           103           169
Neuberger Berman Partners Mid Cap Value Division............       82           103           127           217
Harris Oakmark Mid Cap Value Division.......................       82           103           127           218
MFS Mid Cap Growth Division.................................       81           100           122           208
Janus Mid Cap Division......................................       80            97           117           197
State Street Research Aggressive Growth Division............       80            98           118           200
Loomis Sayles High Yield Bond Division......................       82           103           126           216
Russell 2000(R) Index Division..............................       78            92           109           180
T. Rowe Price Small Cap Growth Division.....................       78            93           110           183
Loomis Sayles Small Cap Division............................       82           105           131           225
State Street Research Aurora Small Cap Value Division.......       83           108           135           234
Franklin Templeton Small Cap Growth Division................       83           108           135           234
PIMCO Innovation Division...................................       84           109           138           240
Scudder Global Equity Division..............................       81            99           121           205
Morgan Stanley EAFE(R) Index Division.......................       80            97           117           197
MFS Research International Division.........................       83           106           133           229
Putnam International Stock Division.........................       84           111           140           244
American Funds Global Small Capitalization Division.........       84           110           138           241

                                       C-PPA- 9

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18)(19);

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $17           $52          $ 90          $197
Lehman Brothers(R) Aggregate Bond Index Division............       14            42            73           160
State Street Research Income Division.......................       14            42            73           161
PIMCO Total Return Division.................................       16            51            88           191
Salomon Brothers Strategic Bond Opportunities Division......       18            55            95           205
State Street Research Diversified Division..................       14            45            78           170
MetLife Stock Index Division................................       13            39            68           150
American Funds Growth-Income Division.......................       16            49            85           186
Harris Oakmark Large Cap Value Division.....................       19            60           103           223
T. Rowe Price Large Cap Growth Division.....................       18            55            95           205
MFS Investors Trust Division................................       19            59           101           218
State Street Research Investment Trust Division.............       15            46            80           174
MFS Research Managers Division..............................       19            59           101           218
American Funds Growth Division..............................       16            50            87           189
Janus Growth Division.......................................       19            60           104           224
Davis Venture Value Division................................       18            55            95           207
Putnam Large Cap Growth Division............................       20            62           106           229
MetLife Mid Cap Stock Index Division........................       14            45            77           169
Neuberger Berman Partners Mid Cap Value Division............       19            58           100           217
Harris Oakmark Mid Cap Value Division.......................       19            59           101           218
MFS Mid Cap Growth Division.................................       18            56            96           208
Janus Mid Cap Division......................................       17            52            90           197
State Street Research Aggressive Growth Division............       17            53            92           200
Loomis Sayles High Yield Bond Division......................       19            58           100           216
Russell 2000(R) Index Division..............................       15            48            82           180
T. Rowe Price Small Cap Growth Division.....................       16            49            84           183
Loomis Sayles Small Cap Division............................       20            61           104           225
State Street Research Aurora Small Cap Value Division.......       21            63           109           234
Franklin Templeton Small Cap Growth Division................       21            63           109           234
PIMCO Innovation Division...................................       21            65           111           240
Scudder Global Equity Division..............................       18            55            95           205
Morgan Stanley EAFE(R) Index Division.......................       17            52            90           197
MFS Research International Division.........................       20            62           106           229
Putnam International Stock Division.........................       21            66           113           244
American Funds Global Small Capitalization Division.........       21            65           112           241

(1) THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2)  A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED
     INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN
     CIRCUMSTANCES.

                                 C-PPA- 10

(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

(4) PRIOR TO MAY 16, 1993, WE PAID ALL EXPENSES OF THE METROPOLITAN FUND (OTHER THAN MANAGEMENT FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NONRECURRING EXPENSES) (HEREAFTER "EXPENSES"). THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

(6) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

(7) THESE PORTFOLIOS BEGAN OPERATING ON MARCH 3, 1997. ALL EXPENSE INFORMATION FOR THESE PORTFOLIOS REFLECTS CURRENT EXPENSES WITHOUT ANY REIMBURSEMENT.

(8) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. EXPENSE REIMBURSEMENT FOR THE LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO CEASED ON JULY 13, 1999. EXPENSE REIMBURSEMENT FOR THE OTHER THREE PORTFOLIOS CEASED ON NOVEMBER 9, 2000. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR ALL FOUR PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND.

(9) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. METLIFE ADVISERS, LLC ("METLIFE ADVISERS") PAYS ALL EXPENSES IN EXCESS OF .30% AND .40% OF THE AVERAGE NET ASSETS FOR THE RUSSELL 2000(R) INDEX PORTFOLIO AND THE MORGAN STANLEY EAFE(R) INDEX PORTFOLIO, RESPECTIVELY, UNTIL EACH PORTFOLIO'S ASSETS REACH $200 MILLION, OR THROUGH APRIL 30, 2002, WHICHEVER COMES FIRST.

(10) THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(11)  SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BECOME
      AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON OR ABOUT MAY 1, 2001.

(12) METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS BEGAN OPERATING ON JULY 5, 2000. PUTNAM LARGE CAP GROWTH PORTFOLIO BEGAN OPERATING ON MAY 1, 2000 AND BECAME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON JULY 5, 2000. METLIFE ADVISERS WILL PAY ALL EXPENSES IN EXCESS OF .20% OF THE AVERAGE NET ASSETS FOR EACH OF THESE PORTFOLIOS UNTIL EACH PORTFOLIO'S TOTAL ASSETS REACH $100 MILLION, OR THROUGH APRIL 30, 2002, FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO, AND, THROUGH JUNE 30, 2002, FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS, WHICHEVER COMES FIRST. METLIFE ADVISERS WILL CONTINUE TO PAY THE EXPENSES OF THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS THROUGH APRIL 30, 2002, IRRESPECTIVE OF THE TOTAL NET ASSETS OF EACH PORTFOLIO. THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS REFLECTS AN ESTIMATE OF EXPENSES FOR CALENDAR YEAR 2001. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR ALL PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

(13) METLIFE ADVISERS PAYS ALL OPERATING EXPENSES OTHER THAN AMORTIZATION OF EXPENSES, BROKERAGE COSTS, INTEREST, TAXES OR OTHER EXTRAORDINARY EXPENSES, IN EXCESS OF 1.00% OF THE AVERAGE NET ASSETS FOR THIS PORTFOLIO. METLIFE ADVISERS MAY TERMINATE THIS EXPENSE AGREEMENT AT ANY TIME. THIS PORTFOLIO'S EXPENSES DID NOT EXCEED THE LIMITATION FOR THE YEAR ENDED DECEMBER 31, 2000.

(14) MET INVESTORS ADVISORY CORP. AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, FOR A PERIOD OF AT LEAST ONE YEAR FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 12,
      2001), THE TOTAL OF MANAGEMENT FEES AND OTHER EXPENSES OF CERTAIN PORTFOLIOS WILL NOT EXCEED, IN ANY YEAR IN WHICH THE AGREEMENT IS IN EFFECT, THE FOLLOWING PERCENTAGES: .65% FOR THE PIMCO TOTAL RETURN PORTFOLIO, 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, .80% FOR THE MFS MID CAP GROWTH PORTFOLIO AND 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER.

      THE AMOUNTS SHOWN ABOVE UNDER "OTHER EXPENSES AFTER REIMBURSEMENT" ARE AN ESTIMATE OF WHAT THE EXPENSES WILL BE, FOR THE PERIOD ENDING DECEMBER 31, 2001, AFTER EXPENSE REIMBURSEMENT. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. ABSENT THESE EXPENSE REIMBURSEMENT ARRANGEMENTS, THE TOTAL ANNUAL PORTFOLIO EXPENSES FOR THE YEAR ENDING DECEMBER 31, 2001 ARE ESTIMATED TO BE: 1.46% FOR THE PIMCO INNOVATION PORTFOLIO, .83% FOR THE MFS MID CAP GROWTH PORTFOLIO, 1.09% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO AND .74% FOR THE PIMCO TOTAL RETURN PORTFOLIO.

(15) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS HAS AGREED TO PAY OPERATING EXPENSES OF THESE PORTFOLIOS (EXCLUSIVE OF ANY BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) IN EXCESS OF 0.90% OF AVERAGE NET ASSETS FOR ALL OF THESE PORTFOLIOS (EXCEPT SALOMON BROTHERS U.S. GOVERNMENT WHICH IS 0.70% OF AVERAGE NET ASSETS) SUBJECT TO THE OBLIGATION OF EACH PORTFOLIO TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S EXPENSES FALL BELOW THAT PERCENTAGE. HOWEVER, NO PORTFOLIO IS OBLIGATED TO REPAY ANY EXPENSES PAID BY METLIFE ADVISERS MORE THAN TWO YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSES WERE INCURRED (THREE YEARS FOR THE MFS INVESTORS TRUST AND THE MFS RESEARCH MANAGERS PORTFOLIOS). THIS ARRANGEMENT MAY BE TERMINATED AT ANY TIME.

                                      C-PPA- 11

(16) METLIFE ADVISERS HAS VOLUNTARILY AGREED TO WAIVE OR PAY ALL EXPENSES (OTHER THAN BROKERAGE COMMISSIONS, TAXES, INTEREST AND ANY EXTRAORDINARY OR NONRECURRING EXPENSES) FOR THE JANUS GROWTH AND THE FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS GREATER THAN 0.95% AND 1.05%, RESPECTIVELY, OF AVERAGE NET ASSETS THROUGH APRIL 30, 2002. SUCH SUBSIDY IS SUBJECT TO EACH PORTFOLIO'S OBLIGATION TO REPAY METLIFE ADVISERS IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S TOTAL OPERATING EXPENSES FALL BELOW THE STATED EXPENSE LIMIT OF 0.95% AND 1.05%, RESPECTIVELY. SUCH DEFERRED EXPENSES MAY BE CHARGED TO THE APPLICABLE PORTFOLIO IN A SUBSEQUENT YEAR TO THE EXTENT THAT THE CHARGE DOES NOT CAUSE THE TOTAL OPERATING EXPENSES IN SUCH SUBSEQUENT YEAR TO EXCEED THE EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. THE APPLICABLE PORTFOLIO, HOWEVER, IS NOT OBLIGATED TO REPAY ANY EXPENSE PAID BY METLIFE ADVISERS MORE THAN THREE YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSE WAS INCURRED. THE INFORMATION IN THE TABLE IS AN ESTIMATE OF FIRST YEAR EXPENSES.

(17) THE AMERICAN FUND HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE.

(18)  THESE EXAMPLES ASSUME THAT REIMBURSEMENT OF EXPENSES WAS IN
      EFFECT.

(19) THIS EXAMPLE ASSUMES NO EARLY WITHDRAWAL CHARGES ARE APPLICABLE. IN ORDER TO MAKE THIS ASSUMPTION FOR A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY, WE ALSO ASSUMED THAT YOU SELECTED AN INCOME PAYMENT TYPE UNDER WHICH YOU WILL RECEIVE PAYMENTS OVER YOUR LIFETIME OR FOR A PERIOD OF AT LEAST FIVE FULL YEARS.

                                 C-PPA- 12

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division.... 2000      $ 9.89            $10.92             65
                                               1999       10.12              9.89             61
                                               1998       10.00(d)          10.12             11

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

State Street Research Income Division......... 2000       34.38             37.87            106
                                               1999       35.52             34.38            114
                                               1998       32.77             35.52            161
                                               1997       30.13             32.77            139
                                               1996       29.36             30.13            128
                                               1995       24.79             29.36            123
                                               1994       25.83             24.79            125
                                               1993       23.43             25.83            151
                                               1992       22.12             23.43              0
                                               1991       19.02             22.12              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                      C-PPA- 13

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
State Street Research Diversified Division.... 2000      $42.85            $42.89            354
                                               1999       39.79             42.85            365
                                               1998       33.57             39.79            415
                                               1997       28.11             33.57            390
                                               1996       24.78             28.11            371
                                               1995       19.69             24.78            346
                                               1994       20.51             19.69            341
                                               1993       18.36             20.51            360
                                               1992       16.93             18.36             50
                                               1991       13.68             16.93              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

MetLife Stock Index Division.................. 2000       49.39             44.36            793
                                               1999       41.28             49.39            733
                                               1998       32.50             41.28            748
                                               1997       24.83             32.50            701
                                               1996       20.44             24.83            629
                                               1995       15.07             20.44            518
                                               1994       15.04             15.07            432
                                               1993       13.86             15.04            399
                                               1992       13.02             13.86             12
                                               1991       10.13             13.02              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division....... 2000        8.96              9.98             12
                                               1999        9.72              8.96             15
                                               1998       10.00(d)           9.72              2

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division....... 2000       13.33             13.14             78
                                               1999       11.01             13.33             29
                                               1998       10.00(d)          11.01              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

                                 C-PPA- 14

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

State Street Research Investment Trust
  Division.................................... 2000      $89.41            $83.10            396
                                               1999       76.19             89.41            399
                                               1998       60.00             76.19            445
                                               1997       47.19             60.00            443
                                               1996       38.99             47.19            402
                                               1995       29.57             38.99            334
                                               1994       30.85             29.57            296
                                               1993       27.22             30.85            258
                                               1992       24.63             27.22              5
                                               1991       18.67             24.63              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Davis Venture Value Division.................. 2000       30.70(a)          31.36              4

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Putnam Large Cap Growth Division.............. 2000        9.82(a)           7.25              5

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division.......... 2000       10.00(a)          10.64             20

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value
  Division.................................... 2000       12.50             15.88             33
                                               1999       10.73             12.50              8
                                               1998       10.00(d)          10.73              5

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value


                                      C-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Janus Mid Cap Division........................ 2000      $38.18            $26.00            294
                                               1999       17.29             38.18            239
                                               1998       12.72             17.29            100
                                               1997       10.00(b)          12.72             54
GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division.................................... 2000       56.52             51.71            266
                                               1999       42.82             56.52            265
                                               1998       38.02             42.82            321
                                               1997       35.98             38.02            340
                                               1996       33.72             35.98            341
                                               1995       26.29             33.72            254
                                               1994       27.05             26.29            189
                                               1993       22.26             27.05            163
                                               1992       20.37             22.26              1
                                               1991       12.35             20.37              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Loomis Sayles High Yield Bond Division........ 2000       11.26             11.05             33
                                               1999        9.65             11.26             35
                                               1998       10.53              9.65             33
                                               1997       10.00(b)          10.53             15

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Russell 2000(R) Index Division................ 2000       12.81             12.20             59
                                               1999       10.53             12.81             37
                                               1998       10.00(d)          10.53             16

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

                                 C-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division....... 2000      $15.32            $13.79            110
                                               1999       12.08             15.32             75
                                               1998       11.79             12.08             94
                                               1997       10.00(b)          11.79             85

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Loomis Sayles Small Cap Division.............. 2000       26.26(a)          26.04              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

State Street Research Aurora Small Cap Value
  Division.................................... 2000       10.00(a)          12.27             30

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Scudder Global Equity Division................ 2000       15.49             15.10             64
                                               1999       12.49             15.49             64
                                               1998       10.88             12.49             88
                                               1997       10.00(b)          10.88             62

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division......... 2000       13.36             11.32             63
                                               1999       10.80             13.36             50
                                               1998       10.00(d)          10.80             13

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

                                      C-PPA- 17

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

Putnam International Stock Division........... 2000      $18.96            $16.88            284
                                               1999       16.43             18.96            272
                                               1998       13.54             16.43            318
                                               1997       13.99             13.54            324
                                               1996       14.38             13.99            368
                                               1995       14.40             14.38            396
                                               1994       13.84             14.40            446
                                               1993        9.45             13.84            339
                                               1992       10.63              9.45              1
                                               1991       10.00(c)          10.63              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

          Year End Accumulation Unit Value

----------------------------------------

In addition to the above mentioned Accumulation Units, there were cash reserves of $57,902,555 as of December 31, 2000, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a)
  Inception Date July 5, 2000.

(b)
  Inception Date March 3, 1997.

(c)
  Inception Date July 1, 1991.

(d)
  Inception Date November 9, 1998.

                                 C-PPA- 18

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on

[SNOOPY AND WOODSTOCK]
                                                                       C-PPA- 19
the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life and the death benefit, for acquiring the Deferred Annuity.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

                 [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

An Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
C-PPA- 20

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees, except for the American Fund Portfolios.

Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

The following list of investment choices includes fourteen Portfolios that, subject to state approval, we anticipate will be available on or about May 1, 2001:
                                          [SNOOPY READING MENU GRAPHIC]
Salomon Brothers U.S. Government Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Income Portfolio
PIMCO Total Return Portfolio
Salomon Brothers Strategic Bond Opportunities Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio
American Funds Growth-Income Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
MFS Investors Trust Portfolio
State Street Research Investment Trust Portfolio
MFS Research Managers Portfolio
American Funds Growth Portfolio
Janus Growth Portfolio
Davis Venture Value Portfolio
Putnam Large Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Harris Oakmark Mid Cap Value Portfolio
MFS Mid Cap Growth Portfolio
Janus Mid Cap Portfolio

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available May 1, 2001) in the approximate order of risk from the most conservative to the most aggressive.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
                                                                       C-PPA- 21

  State Street Research Aggressive Growth Portfolio
  Loomis Sayles High Yield Bond Portfolio
  Russell 2000(R) Index Portfolio
  T. Rowe Price Small Cap Growth Portfolio
  Loomis Sayles Small Cap Portfolio
  State Street Research Aurora Small Cap Value Portfolio
  Franklin Templeton Small Cap Growth Portfolio
  PIMCO Innovation Portfolio
  Scudder Global Equity Portfolio
  Morgan Stanley EAFE(R) Index Portfolio
  MFS Research International Portfolio
  Putnam International Stock Portfolio
  American Funds Global Small Capitalization Portfolio

Subject to state approval, Salomon Brothers U.S. Government, PIMCO Total Return, Salomon Brothers Strategic Bond Opportunities, American Funds Growth-Income, MFS Investors Trust, MFS Research Managers, American Funds Growth, Janus Growth, Harris Oakmark Mid Cap Value, MFS Mid Cap Growth, Franklin Templeton Small Cap Growth, PIMCO Innovation, MFS Research International and American Funds Global Small Capitalization Portfolios will be available on or about May 1, 2001.

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the number of available investment divisions.

*   We have restricted the available investment divisions.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Zenith Fund, the Met Investors Fund or the American Fund invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund, the Zenith Fund and the Met Investors Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Fund Portfolios are made available by the American Fund through various insurance company annuities and insurance policies.

C-PPA- 22

The Metropolitan Fund, the Zenith Fund, the Met Investors Fund and the American Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, the Harris Oakmark Mid Cap Value and the MFS Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. The Met Investors Fund pays Met Investors Advisory Corp, formerly known as Security First Investment Management Corporation, a monthly fee for its services as its investment manager. The American Fund pays Capital Research and Management Company a monthly fee for its services as its investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund.

In addition, the Metropolitan Fund, Zenith Fund and Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund, the Zenith Fund or the Met Investors Fund. The American Fund prospectus discusses the different separate accounts of various insurance companies that invest in that Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

# Non-Qualified           # Roth IRAs (Roth
# Traditional IRA           Individual Retirement
  (Individual Retirement    Annuities)
  Annuities)              # Unallocated Keogh

[LINUS BUILDING SAND CASTLE]

                                                                       C-PPA- 23

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any earnings.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
                                                                  [SAFE GRAPHIC]

                                                                 [SCALE GRAPHIC]
C-PPA- 24

Account and, your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.
PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

                              [PIE CHART GRAPHIC]

                                [GLOBE GRAPHIC]
                              [HOUR GLASS GRAPHIC]
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
                                                                       C-PPA- 25

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $500,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

* For the unallocated Keogh Deferred Annuity, a withdrawal should you leave your job.

* For certain Deferred Annuities, you may no longer make purchase payments if you retire.

*   Receiving systematic termination payments (described later).
THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by

                                                             [WOODSTOCK GRAPHIC]
C-PPA- 26
dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.
($500 x 1.05 = $525)

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

[GIRL ADDING GRAPHIC]
You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
                                                                       C-PPA- 27

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

                                            [CHARLIE BROWN IN MONEY JAR GRAPHIC]

We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request. Each payment must be at least $50.
C-PPA- 28

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.
Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
If you would like to receive your systematic withdrawal payment by the first of the month, you should request that the payment date be the 20th day of the month.
Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
                                                                       C-PPA- 29

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE
You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance- related charge will not increase while you have a Deferred Annuity.

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The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments or Account Balances any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

                                                                       C-PPA- 31

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.


We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

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

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

     --   Unallocated Keogh Deferred Annuity, 20%.

     -- Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
                                                                       C-PPA- 33

* Except for the unallocated Keogh Deferred Annuity, if your contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                       Contract Year
     1*          2          3          4            5
     20%        25%      33 1/3%      50%       remainder
  * Less that Contract Year's withdrawals

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

*   If you retire:
     -- For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

     --   For certain IRA Deferred Annuities, if you retire from the employer.

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

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*   If you leave your job:

     -- For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

     -- For certain IRA Deferred Annuities, if you leave your job with the employer.

     -- If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the contract.

* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.

* If you have transferred money from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

                                                                       C-PPA- 35

*   Transferred amounts on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer, we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.
FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.
DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year

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

    period. In any case, less any later partial withdrawals, fees and charges;
    or

*   The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options other than applying the death benefit to a pay-out option or lump-sum payment.

Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits the necessary documents in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium and other taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in certain states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment;

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the contract supplement to your Deferred Annuity will tell you when your

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
                                                                       C-PPA- 37
income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in certain states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:
*   Non-Qualified
*   Traditional IRAs

*   Roth IRAs

*   Unallocated Keogh

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

[SNOOPY SUNBATHING GRAPHIC]

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi- annual or annual basis.
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

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select an "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.
LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both

Many times the Owner and the Annuitant are the same person.
When deciding how to receive income, consider:


- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

                                                                       C-PPA- 39
annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.
THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase

[SNOOPY ON BEACH GRAPHIC]

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C-PPA- 40
payment (but not a transfer) by any premium taxes, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges (the net investment return). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
*   Finally, we multiply the previous Annuity Unit Value by this result.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

The AIR is stated in your contract and may range from 3% to 6%.
                                                                       C-PPA- 41

TRANSFERS

You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Income Option) to which you want to transfer; and

*   The investment divisions from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.
CONTRACT FEE

There is no contract fee.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.
We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

[WOODSTOCK AND MONEY]

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
C-PPA- 42

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.
PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

[LUCY READING GRAPHIC]

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
                                                                       C-PPA- 43

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.
C-PPA- 44

Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS
We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on or to limit any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.

BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation on Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that

[CHARLIE BROWN ON PHONE GRAPHIC]
Except for the unallocated Keogh Deferred Annuities, you may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.

                                                                       C-PPA- 45
you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under an Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under an Deferred Annuity and transfers under an Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

C-PPA- 46

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

                                                                       C-PPA- 47

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

C-PPA- 48

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]

                                                                       C-PPA- 49

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%. The commission we pay upon annuitization of the Deferred Annuity is 0 to 3%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED
ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than

C-PPA- 50

Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

[PIGGY BANK GRAPHIC]

$15,000. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.

If we do cancel your Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generating skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.
                                                                       C-PPA- 51

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                Type of Contract
                               --------------------------------------------------
                                  Non            Trad.                       Roth
                               Qualified          IRA          Keogh         IRA
                               ---------         -----         -----         ----
In a series of substantially equal
payments
made annually (or more
frequently) for life or
life expectancy (SEPP)              x               x          x(1)             x
After you die                       x               x             x             x
After you become totally
disabled (as defined in
the Code)                           x               x             x             x
To pay deductible medical
expenses                                            x             x             x
To pay medical insurance
premiums if you are
unemployed                                          x                           x
To pay for qualified higher education
expenses, or                                        x                           x
For qualified first time home purchases
up to $10,000                                       x                           x
After separation from
service if you are over
age 55                                                            x
After December 31, 1999 for IRS levies              x             x             x
Under certain income annuities providing
for substantially equal payments over
the "pay-out" period              x
(1) You must also be separated from service

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

                                                  [SNOOPY WITH TAX BILL GRAPHIC]

C-PPA- 52

After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning SEPP payments whichever is later will generally result in the retroactive imposition of the 10% penalty with interest.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received them from the Contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the Internal Revenue Service could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity Contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet
                                                                       C-PPA- 53
these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract holders of gains under their Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers between investment divisions or transfers from an investment division to a fixed option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers among them.

PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your Contract may have a limit.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made pursuant to an income annuity pay-out option under your Contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion rate or exclusion amount when only part of your account balance is converted to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.

                                                      [WOODSTOCK FLYING GRAPHIC]

C-PPA- 54

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the Contract.

Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before payments under a pay-out option begin, we must make payment of your entire interest in the Contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death of any annuitant.

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAs AND ROTH IRAs]

GENERAL

Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the Contract.
                                                                       C-PPA- 55

                    In some cases, your purchase payments may be tax deductible.

                                                       [LINUS WITH HOOP GRAPHIC]

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA, without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissable rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. In general, a $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

*   Purchase payments in excess of this amount may be subject to a penalty tax.

* Purchase payments (except for permissable rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.
C-PPA- 56

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

Annual contributions to your IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

Required minimum distribution proposed regulations were amended in January 2001. You have the option to satisfy either the pre-2001 or post-2000 rules for any distribution attributable to the 2001 tax year. Please consult your tax adviser if you intend to take a distribution from your Contract during the 2001 tax year.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which the decedent would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year. You may contribute
                                                                       C-PPA- 57
up to the annual contribution limit in 2001, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

       STATUS                          INCOME
    -------------                  --------------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

In addition, if you withdraw money converted in 1998, 1999 or 2000 which received the special four year income inclusion treatment discussed later, the withdrawal will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

[CHARLIE BROWN AND UNCLE SAM SNOOPY GRAPHIC]
C-PPA- 58

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/ rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert an exiting IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed

                                                                       C-PPA- 59
by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

KEOGH ANNUITIES

GENERAL

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are annual purchase payment limits for your Keogh annuities. Purchase payments in excess of these limits may result in adverse tax consequences.

Your contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.

Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals attributable to any after-tax contributions are not subject to income tax.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

C-PPA- 60

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax advisor prior to choosing an income option.

If you intend to receive your minimum distributions which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor before selecting a pay-out option.

MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. However, it does not include taxable distributions that are:

*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   To satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of "eligible rollover distributions" may exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules which are determined at the time of payment. You may elect out of these withholding requirements.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by

                                                                       C-PPA- 61
the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

C-PPA- 62

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....    35
FINANCIAL STATEMENTS OF METLIFE.......... ..........    81

[PEANUTS GANG GRAPHIC]

                                                                       C-PPA- 63

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                         Unallocated
                         IRA Deferred    Keogh               Non-Qualified
                         and Income      Deferred and        Deferred and
                         Annuities(1)    Income Annuities    Income Annuities
California...........    0.5%(2)         0.5%                2.35%
Maine................    --              --                  2.0%
Nevada...............    --              --                  3.5%
Puerto Rico..........    1.0%            1.0%                1.0%
South Dakota.........    --              --                  1.25%
West Virginia........    1.0%            1.0%                1.0%
Wyoming..............    --              --                  1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(2) WITH RESPECT TO DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2001 METROPOLITAN LIFE INSURANCE COMPANY

[LUCY'S TAXES GRAPHICS]
C-PPA- 64

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc., New
    England Zenith Fund and Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Attn: Brian Mack
485 E US Highway 1 South, 4th Floor
Iselin, NJ 08830

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

VARIABLE ANNUITY

  May 1, 2001




                                                           MetLife's
                                                            Enhanced
                                                  Preference Plus(R)
                                                             Account


P R O S P E C T U S
















[Snoppy graphic]
                                                       MetLife(R)

   VARIABLE ANNUITY
     May 1, 2001

                                                                       MetLife's
                                                               Financial Freedom
                                                                         Account


PROSPECTUS





[Snoopy graphic]
                                                            MetLife(R)

VARIABLE ANNUITY

  May 1, 2001




                                                           MetLife's
                                                            Enhanced
                                                  Preference Plus(R)
                                                             Account


P R O S P E C T U S
















[Snoppy graphic]
                                                       MetLife(R)

                                 [METLIFE LOGO]

ENHANCED DEFERRED
ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified

     --  Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME
ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified

     --  Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;

     --  federally insured or guaranteed; or

     -- endorsed by any bank or other financial institution other than MetLife.

                                                               MAY 1, 2001

ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE
COMPANY

This Prospectus describes group Enhanced Preference Plus Account contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Enhanced Deferred Annuity or Enhanced Income
     Annuity. Your choices may include the Fixed
     Interest Account (not described in this
     Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), series of the New England Zenith Fund ("Zenith
Fund"), portfolios of the Calvert Variable Series,
Inc. ("Calvert Fund"), portfolios of the Variable
Insurance Products Fund and Variable Insurance
Products Fund II ("Fidelity VIP and VIP II Funds"), portfolios of the Met Investors Series Trust ("Met
Investors Fund") and funds of the American Funds
Insurance Series ("American Fund"). For convenience, the portfolios, the series and the funds are referred to as Portfolios in this Prospectus.

  SALOMON BROTHERS U.S. GOVERNMENT*          PUTNAM LARGE CAP GROWTH
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  STATE STREET RESEARCH INCOME               NEUBERGER BERMAN PARTNERS MID CAP VALUE
  FIDELITY INVESTMENT GRADE BOND             HARRIS OAKMARK MID CAP VALUE*
  PIMCO TOTAL RETURN*                        MFS MID CAP GROWTH*
  SALOMON BROTHERS STRATEGIC BOND            JANUS MID CAP
  OPPORTUNITIES*                             CALVERT SOCIAL MID CAP GROWTH
  STATE STREET RESEARCH DIVERSIFIED          STATE STREET RESEARCH AGGRESSIVE GROWTH
  FIDELITY ASSET MANAGER                     LOOMIS SAYLES HIGH YIELD BOND
  CALVERT SOCIAL BALANCED                    RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                        T. ROWE PRICE SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME*              LOOMIS SAYLES SMALL CAP
  FIDELITY EQUITY-INCOME                     STATE STREET RESEARCH AURORA SMALL CAP VALUE
  HARRIS OAKMARK LARGE CAP VALUE             FRANKLIN TEMPLETON SMALL CAP GROWTH*
  T. ROWE PRICE LARGE CAP GROWTH             PIMCO INNOVATION*
  MFS INVESTORS TRUST*                       SCUDDER GLOBAL EQUITY
  STATE STREET RESEARCH INVESTMENT TRUST     MORGAN STANLEY EAFE(R) INDEX
  (FORMERLY STATE STREET RESEARCH GROWTH)    MFS RESEARCH INTERNATIONAL*
  MFS RESEARCH MANAGERS*                     PUTNAM INTERNATIONAL STOCK
  AMERICAN FUNDS GROWTH*                     FIDELITY OVERSEAS
  JANUS GROWTH*                              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION*
  FIDELITY GROWTH
  DAVIS VENTURE VALUE

*These Portfolios are anticipated to be available on or about May 1, 2001, subject to state approval.
HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred
Annuities, Enhanced Income Annuities and Metropolitan
Life Separate Account E which you should know before investing. Keep this Prospectus for future reference.
For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2001.
The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-84 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
485E US Highway 1 South, 4th Floor
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459
                                   [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Zenith Fund, Calvert Fund,
Fidelity VIP and VIP II Funds, Met Investors Fund and
American Fund prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced
Income Annuity.

                                 [METLIFE LOGO]

FINANCIAL FREEDOM
DEFERRED ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)

     --  Non-Qualified (for certain deferred arrangements and plans)

FINANCIAL FREEDOM
INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)

     --  Non-Qualified (for certain deferred arrangements and plans)

A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     -- endorsed by any bank or other financial institution other than MetLife.

                                                               MAY 1, 2001

FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Financial Freedom Deferred Annuity or
Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), portfolios of the Calvert Variable Series,
Inc. ("Calvert Fund"), series of the New England
Zenith Fund ("Zenith Fund"), portfolios of the
Variable Insurance Products Fund and Variable
Insurance Products Fund II ("Fidelity VIP and VIP II
Funds"), portfolios of the Met Investors Series Trust
("Met Investors Fund") and funds of the American Funds
Insurance Series ("American Fund"). For convenience, the portfolios, the series and the funds are referred to as Portfolios in this Prospectus.

  FIDELITY MONEY MARKET                      DAVIS VENTURE VALUE
  SALOMON BROTHERS U.S. GOVERNMENT*          PUTNAM LARGE CAP GROWTH
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  STATE STREET RESEARCH INCOME               NEUBERGER BERMAN PARTNERS MID CAP VALUE
  FIDELITY INVESTMENT GRADE BOND             HARRIS OAKMARK MID CAP VALUE*
  PIMCO TOTAL RETURN*                        MFS MID CAP GROWTH*
  SALOMON BROTHERS STRATEGIC BOND            JANUS MID CAP
  OPPORTUNITIES*                             CALVERT SOCIAL MID CAP GROWTH
  STATE STREET RESEARCH DIVERSIFIED          STATE STREET RESEARCH AGGRESSIVE GROWTH
  FIDELITY ASSET MANAGER                     LOOMIS SAYLES HIGH YIELD BOND
  CALVERT SOCIAL BALANCED                    RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                        T. ROWE PRICE SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME*              LOOMIS SAYLES SMALL CAP
  FIDELITY EQUITY-INCOME                     STATE STREET RESEARCH AURORA SMALL CAP VALUE
  HARRIS OAKMARK LARGE CAP VALUE             FRANKLIN TEMPLETON SMALL CAP GROWTH*
  T. ROWE PRICE LARGE CAP GROWTH             PIMCO INNOVATION*
  MFS INVESTORS TRUST*                       SCUDDER GLOBAL EQUITY
  STATE STREET RESEARCH INVESTMENT TRUST     MORGAN STANLEY EAFE(R) INDEX
  (FORMERLY STATE STREET RESEARCH GROWTH)    MFS RESEARCH INTERNATIONAL*
  MFS RESEARCH MANAGERS*                     PUTNAM INTERNATIONAL STOCK
  AMERICAN FUNDS GROWTH*                     FIDELITY OVERSEAS
  JANUS GROWTH*                              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION*
  FIDELITY GROWTH

*The Portfolios are anticipated to be available on or about May 1, 2001, subject to state approval.
HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom
Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2001. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-84 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
485E US Highway 1 South, 4th Floor
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459
                                   [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Zenith Fund, Calvert Fund,
Fidelity VIP and Fidelity VIP II Funds, Met Investors
Fund and American Fund prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or
Financial Freedom Income Annuity.

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW............ ............   FFA-4
TABLE OF EXPENSES................... ...................   FFA-7
ACCUMULATION UNIT VALUES TABLES............ ............  FFA-19
METLIFE........................ ........................  FFA-35
METROPOLITAN LIFE SEPARATE ACCOUNT E.......... .........  FFA-35
VARIABLE ANNUITIES................... ..................  FFA-36
   A Deferred Annuity...................................  FFA-36
   An Income Annuity....................................  FFA-37
YOUR INVESTMENT CHOICES................ ................  FFA-37
DEFERRED ANNUITIES................... ..................  FFA-40
   The Deferred Annuity and Your Retirement Plan........  FFA-41
   Automated Investment Strategies......................  FFA-41
   Purchase Payments....................................  FFA-43
      Allocation of Purchase Payments...................  FFA-43
      Limits on Purchase Payments.......................  FFA-43
   The Value of Your Investment.........................  FFA-44
   Transfers............................................  FFA-45
   Access to Your Money.................................  FFA-45
      Systematic Withdrawal Program for Enhanced TSA and
        IRA Deferred Annuities..........................  FFA-46
      Minimum Distribution..............................  FFA-47
   Contract Fee.........................................  FFA-47
   Charges..............................................  FFA-48
      Insurance-Related Charge..........................  FFA-48
      Investment-Related Charge.........................  FFA-48
   Premium and Other Taxes..............................  FFA-48
   Early Withdrawal Charges.............................  FFA-49
      When No Early Withdrawal Charge Applies...........  FFA-50
      When A Different Early Withdrawal Charge May
        Apply ..........................................  FFA-52
   Free Look............................................  FFA-53
   Death Benefit........................................  FFA-53
   Pay-out Options (or Income Options)..................  FFA-54
INCOME ANNUITIES.................... ...................  FFA-55
   Income Payment Types.................................  FFA-56
   Allocation...........................................  FFA-58
   Minimum Size of Your Income Payment..................  FFA-58
   The Value of Your Income Payments....................  FFA-58

FFA- 2

   Transfers............................................  FFA-59
   Contract Fee.........................................  FFA-60
   Charges..............................................  FFA-60
      Insurance-Related Charge..........................  FFA-60
      Investment-Related Charge.........................  FFA-60
   Premium and Other Taxes..............................  FFA-60
   Free Look............................................  FFA-61
GENERAL INFORMATION.................. ..................  FFA-61
   Administration.......................................  FFA-61
      Purchase Payments.................................  FFA-61
      Confirming Transactions...........................  FFA-62
      Processing Transactions...........................  FFA-62
        By Telephone or Internet........................  FFA-62
        After Your Death................................  FFA-63
        Third Party Requests............................  FFA-63
        Valuation.......................................  FFA-64
   Advertising Performance..............................  FFA-64
   Changes to Your Deferred Annuity or Income Annuity...  FFA-65
   Voting Rights........................................  FFA-66
   Who Sells the Deferred Annuities and Income
      Annuities ........................................  FFA-67
   Financial Statements.................................  FFA-68
   Your Spouse's Rights.................................  FFA-68
   When We Can Cancel Your Deferred Annuity or Income
      Annuity...........................................  FFA-68
   Special Charges That Apply If Your Retirement Plan
      Terminates Its Deferred Annuity or Takes Other
      Action ...........................................  FFA-69
INCOME TAXES...................... .....................  FFA-69
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION..................... .....................  FFA-84
APPENDIX FOR PREMIUM TAX TABLE............. ............  FFA-85
APPENDIX II FOR TEXAS OPTIONAL RETIREMENT PROGRAM ......  FFA-86

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

                                                                          FFA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you the day we receive all documents in good order. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m., but may close earlier. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

[SNOOPY WITH POINTER GRAPHIC]

FFA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.

DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP or VIP II Funds, Met Investors Fund or American Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

                                                                          FFA- 5

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.

FFA- 6

TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

    The following table shows Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund charges and expenses. The numbers in the table for the Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses which may be higher or lower. It does not show fees for the Fixed Interest Account or premium and other taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund charges and expenses on a hypothetical investment of $1,000 and an assumed 5% annual return on the investment.
--------------------------------------------------------------------------------
Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund expenses for the fiscal year ending December 31, 2000:
CONTRACT OWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CURRENTLY
OFFERED

  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period) (1)............................................     From 0% to 7%
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
Annual Contract Fee (2).....................................              None
Separate Account Annual Expenses (as a percentage of average account value) (3)
  General Administrative Expenses Charge....................              .20%
  Mortality and Expense Risk Charge.........................              .75%
  Total Separate Account Annual Expenses....................              .95%

METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets) (6)

                                                                        B              A+B=C
                                                       A          OTHER EXPENSES   TOTAL EXPENSES
                                                   MANAGEMENT         BEFORE           BEFORE
                                                      FEES        REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)................................       .25               .12              .37
State Street Research Income
  Portfolio (4)(5).............................       .33               .05              .38
State Street Research Diversified
  Portfolio (4)(5).............................       .43               .03              .46
MetLife Stock Index Portfolio (4)..............       .25               .03              .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8).............................       .75               .19              .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8).............................       .64               .14              .78
State Street Research Investment Trust
  Portfolio (4)(5).............................       .47               .03              .50
Janus Growth Portfolio (5)(10)(11)(16).........       .80               .29             1.09
Putnam Large Cap Growth Portfolio (5)(12)......       .80               .59             1.39
MetLife Mid Cap Stock Index Portfolio (12).....       .25               .58              .83
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8).............................       .70               .19              .89
Janus Mid Cap Portfolio (5)(7).................       .66               .04              .70
State Street Research Aggressive Growth
  Portfolio (4)(5).............................       .69               .04              .73
Loomis Sayles High Yield Bond Portfolio (7)....       .70               .18              .88
Russell 2000(R) Index Portfolio (9)(10)........       .25               .30              .55

                                                                    C-D=E
                                                                TOTAL EXPENSES
                                                       D            AFTER
                                                 REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)................................        .00            .37
State Street Research Income
  Portfolio (4)(5).............................        .00            .38
State Street Research Diversified
  Portfolio (4)(5).............................        .00            .46
MetLife Stock Index Portfolio (4)..............        .00            .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8).............................        .00            .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8).............................        .00            .78
State Street Research Investment Trust
  Portfolio (4)(5).............................        .00            .50
Janus Growth Portfolio (5)(10)(11)(16).........        .14            .95
Putnam Large Cap Growth Portfolio (5)(12)......        .39           1.00
MetLife Mid Cap Stock Index Portfolio (12).....        .38            .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8).............................        .00            .89
Janus Mid Cap Portfolio (5)(7).................        .00            .70
State Street Research Aggressive Growth
  Portfolio (4)(5).............................        .00            .73
Loomis Sayles High Yield Bond Portfolio (7)....        .00            .88
Russell 2000(R) Index Portfolio (9)(10)........        .00            .55

                                         FFA- 7

                                                                            B              A+B=C
                                                           A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (continued)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7)...        .52              .06               .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12).................                      .85              .20              1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).........                      .90              .71              1.61
Scudder Global Equity Portfolio (5)(7)...                 .61              .17               .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...         .30              .48               .78
Putnam International Stock Portfolio (4)(5)...            .90              .24              1.14

                                                                        C-D=E
                                                                    TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7)...         .00            .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12).................                       .00           1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).........                       .56           1.05
Scudder Global Equity Portfolio (5)(7)...                  .00            .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)...          .08            .70
Putnam International Stock Portfolio (4)(5)...             .00           1.14

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................       .55              .16               .71
Salomon Brothers Strategic Opportunities
  Portfolio (10)(11)(15).....................       .65              .13               .78
MFS Investors Trust Portfolio (10)(11)(15)...       .75              .82              1.57
MFS Research Managers
  Portfolio (10)(11)(15).....................       .75              .50              1.25
Davis Venture Value Portfolio................       .75              .04               .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................       .75              .21               .96
Loomis Sayles Small Cap Portfolio (5)(13)....       .90              .06               .96

                                                                  C-D=E
                                                              TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................        .01            .70
Salomon Brothers Strategic Opportunities
  Portfolio (10)(11)(15).....................        .00            .78
MFS Investors Trust Portfolio (10)(11)(15)...        .67            .90
MFS Research Managers
  Portfolio (10)(11)(15).....................        .35            .90
Davis Venture Value Portfolio................        .00            .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................        .06            .90
Loomis Sayles Small Cap Portfolio (5)(13)....        .00            .96

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
CALVERT FUND ANNUAL EXPENSES                     MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (17).......       .70              .18               .88
Calvert Social Mid Cap Growth
  Portfolio (17).............................       .90              .22              1.12

                                                                  C-D=E
                                                              TOTAL EXPENSES
CALVERT FUND ANNUAL EXPENSES                         D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (17).......        .00            .88
Calvert Social Mid Cap Growth
  Portfolio (17).............................        .00           1.12

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
FIDELITY VIP AND VIP II FUNDS ANNUAL EXPENSES    MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (18)        FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Fidelity VIP II Investment Grade Bond
  Portfolio..................................       .43              .11               .54
Fidelity VIP II Asset Manager Portfolio......       .53              .08               .61
Fidelity VIP Equity-Income Portfolio (19)....       .48              .08               .56
Fidelity VIP Growth Portfolio (19)...........       .57              .08               .65
Fidelity VIP Overseas Portfolio (19).........       .72              .17               .89

                                                                  C-D=E
                                                              TOTAL EXPENSES
FIDELITY VIP AND VIP II FUNDS ANNUAL EXPENSES        D            AFTER
(as a percentage of average net assets) (18)   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Fidelity VIP II Investment Grade Bond
  Portfolio..................................        .00            .54
Fidelity VIP II Asset Manager Portfolio......        .00            .61
Fidelity VIP Equity-Income Portfolio (19)....        .00            .56
Fidelity VIP Growth Portfolio (19)...........        .00            .65
Fidelity VIP Overseas Portfolio (19).........        .00            .89

MET INVESTORS FUND
                                              A              B              C                D              A+C=E
                                          MANAGEMENT    MANAGEMENT    OTHER EXPENSES   OTHER EXPENSES   TOTAL EXPENSES
ANNUAL EXPENSES                          FEES (BEFORE   FEES (AFTER       BEFORE           AFTER            BEFORE
(as a percentage of average net assets)  FEE WAIVER)    FEE WAIVER)   REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  Portfolio (11)(14)..............            .50           .41            .24              .24               .74
MFS Mid Cap Growth
  Portfolio (5)(11)(14)...........            .65           .62            .18              .18               .83
PIMCO Innovation Portfolio (11)(14)...       1.05           .69            .41              .41              1.46
MFS Research International
  Portfolio (5)(11)(14)...........            .80           .71            .29              .29              1.09

MET INVESTORS FUND                                          E-F=G
                                                        TOTAL EXPENSES
                                               F            AFTER
ANNUAL EXPENSES                            WAIVER AND     WAIVER AND
(as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------  -----------------------------
PIMCO Total Return
  Portfolio (11)(14)..............             .09            .65
MFS Mid Cap Growth
  Portfolio (5)(11)(14)...........             .03            .80
PIMCO Innovation Portfolio (11)(14)...         .36           1.10
MFS Research International
  Portfolio (5)(11)(14)...........             .09           1.00

                                 FFA- 8

                                                                                   C             A+B+C=D
                                                  A              B               OTHER        TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                 MANAGEMENT       12b-1        EXPENSES BEFORE       BEFORE
(as a percentage of average net assets) (20)     FEES           FEES         REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (5)(11).......................       .34            .25               .01               .60
American Funds Growth Portfolio (5)(11)...       .36            .25               .02               .63
American Funds Global Small Capitalization
  Portfolio (5)(11).......................       .80            .25               .06              1.11

                                                                 D-E=F
                                                             TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                       E            AFTER
(as a percentage of average net assets) (20)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (5)(11).......................          .00            .60
American Funds Growth Portfolio (5)(11)...          .00            .63
American Funds Global Small Capitalization
  Portfolio (5)(11).......................          .00           1.11

EXAMPLE
If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (21):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $72          $ 91          $113          $197
Lehman Brothers(R) Aggregate Bond Index Division............       69            81            96           160
State Street Research Income Division.......................       69            81            96           161
Fidelity Investment Grade Bond Division.....................       71            86           105           179
PIMCO Total Return Division.................................       72            90           111           191
Salomon Brothers Strategic Bond Opportunities Division......       73            94           118           205
State Street Research Diversified Division..................       70            84           100           170
Fidelity Asset Manager Division.............................       72            89           108           187
Calvert Social Balanced Division............................       74            97           123           216
MetLife Stock Index Division................................       68            78            91           150
American Funds Growth-Income Division.......................       71            88           108           186
Fidelity Equity-Income Division.............................       71            87           106           181
Harris Oakmark Large Cap Value Division.....................       75            99           126           223
T. Rowe Price Large Cap Growth Division.....................       73            94           118           205
MFS Investors Trust Division................................       75            98           124           218
State Street Research Investment Trust Division.............       70            85           103           174
MFS Research Managers Division..............................       75            98           124           218
American Funds Growth Division..............................       72            89           110           189
Janus Growth Division.......................................       75            99           127           224
Fidelity Growth Division....................................       72            90           111           191
Davis Venture Value Division................................       73            94           118           207
Putnam Large Cap Growth Division............................       76           101           129           229
MetLife Mid Cap Stock Index Division........................       70            83           100           169
Neuberger Berman Partners Mid Cap Value Division............       74            97           123           217
Harris Oakmark Mid Cap Value Division.......................       75            98           124           218
MFS Mid Cap Growth Division.................................       73            95           119           208
Janus Mid Cap Division......................................       72            91           113           197
Calvert Social Mid Cap Growth Division......................       77           105           135           242

                                         FFA- 9


State Street Research Aggressive Growth Division............      $73         $ 92         $115         $200
Loomis Sayles High Yield Bond Division......................       74           97          123          216
Russell 2000(R) Index Division..............................       71           87          105          180
T. Rowe Price Small Cap Growth Division.....................       71           88          107          183
Loomis Sayles Small Cap Division............................       75          100          127          225
State Street Research Aurora Small Cap Value Division.......       76          102          132          234
Franklin Templeton Small Cap Growth Division................       76          102          132          234
PIMCO Innovation Division...................................       77          104          134          240
Scudder Global Equity Division..............................       73           94          118          205
Morgan Stanley EAFE(R) Index Division.......................       72           91          113          197
MFS Research International Division.........................       76          101          129          229
Putnam International Stock Division.........................       77          105          137          244
Fidelity Overseas Division..................................       74           97          123          217
American Funds Global Small Capitalization Division.........       77          104          135          241

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (21)(22):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division...................      $17           $52          $ 90          $197
Lehman Brothers(R) Aggregate Bond Index Division............       14            42            73           160
State Street Research Income Division.......................       14            42            73           161
Fidelity Investment Grade Bond Division.....................       15            47            82           179
PIMCO Total Return Division.................................       16            51            88           191
Salomon Brothers Strategic Bond Opportunities Division......       18            55            95           205
State Street Research Diversified Division..................       14            45            78           170
Fidelity Asset Manager Division.............................       16            50            86           187
Calvert Social Balanced Division............................       19            58           100           216
MetLife Stock Index Division................................       13            39            68           150
American Funds Growth-Income Division.......................       16            49            85           186
Fidelity Equity-Income Division.............................       15            48            83           181
Harris Oakmark Large Cap Value Division.....................       19            60           103           223
T. Rowe Price Large Cap Growth Division.....................       18            55            95           205
MFS Investors Trust Division................................       19            59           101           218
State Street Research Investment Trust Division.............       15            46            80           174
MFS Research Managers Division..............................       19            59           101           218
American Funds Growth Division..............................       16            50            87           189
Janus Growth Division.......................................       19            60           104           224

                                 FFA- 10


Fidelity Growth Division....................................      $16         $51         $ 88         $191
Davis Venture Value Division................................       18          55           95          207
Putnam Large Cap Growth Division............................       20          62          106          229
MetLife Mid Cap Stock Index Division........................       14          45           77          169
Neuberger Berman Partners Mid Cap Value Division............       19          58          100          217
Harris Oakmark Mid Cap Value Division.......................       19          59          101          218
MFS Mid Cap Growth Division.................................       18          56           96          208
Janus Mid Cap Division......................................       17          52           90          197
Calvert Social Mid Cap Growth Division......................       21          66          112          242
State Street Research Aggressive Growth Division............       17          53           92          200
Loomis Sayles High Yield Bond Division......................       19          58          100          216
Russell 2000(R) Index Division..............................       15          48           82          180
T. Rowe Price Small Cap Growth Division.....................       16          49           84          183
Loomis Sayles Small Cap Division............................       20          61          104          225
State Street Research Aurora Small Cap Value Division.......       21          63          109          234
Franklin Templeton Small Cap Growth Division................       21          63          109          234
PIMCO Innovation Division...................................       21          65          111          240
Scudder Global Equity Division..............................       18          55           95          205
Morgan Stanley EAFE(R) Index Division.......................       17          52           90          197
MFS Research International Division.........................       20          62          106          229
Putnam International Stock Division.........................       21          66          113          244
Fidelity Overseas Division..................................       19          58          100          217
American Funds Global Small Capitalization Division.........       21          65          112          241

                                        FFA- 11

TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES

    The following table shows Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund charges and expenses. The numbers in the table for the Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses which may be higher or lower. It does not show fees for the Fixed Interest Account or premium and other taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.
--------------------------------------------------------------------------------
Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund expenses for the fiscal year ending December 31, 2000:
CONTRACT OWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CURRENTLY
OFFERED

  Sales Load Imposed on Purchases...........................           None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period)................................................           None
  Exchange Fee..............................................           None
  Surrender Fee.............................................           None
Annual Contract Fee (2).....................................           None
Separate Account Annual Expenses (as a percentage of average account value) (3)
  General Administrative Expenses Charge....................           .20%
  Mortality and Expense Risk Charge.........................           .75%
  Total Separate Account Annual Expenses....................           .95%

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (6)         FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................       .25               .12              .37
State Street Research Income
  Portfolio (4)(5)...........................       .33               .05              .38
State Street Research Diversified
  Portfolio (4)(5)...........................       .43               .03              .46
MetLife Stock Index Portfolio (4)............       .25               .03              .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................       .75               .19              .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................       .64               .14              .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................       .47               .03              .50
Janus Growth Portfolio (5)(10)(11)(16).......       .80               .29             1.09
Putnam Large Cap Growth Portfolio (5)(12)....       .80               .59             1.39
MetLife Mid Cap Stock Index Portfolio (12)...       .25               .58              .83
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................       .70               .19              .89
Janus Mid Cap Portfolio (5)(7)...............       .66               .04              .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................       .69               .04              .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................       .70               .18              .88
Russell 2000(R) Index Portfolio (9)(10)......       .25               .30              .55

                                                                  C-D=E
                                                              TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                    D            AFTER
(as a percentage of average net assets) (6)    REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)..............................        .00            .37
State Street Research Income
  Portfolio (4)(5)...........................        .00            .38
State Street Research Diversified
  Portfolio (4)(5)...........................        .00            .46
MetLife Stock Index Portfolio (4)............        .00            .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)...........................        .00            .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)...........................        .00            .78
State Street Research Investment Trust
  Portfolio (4)(5)...........................        .00            .50
Janus Growth Portfolio (5)(10)(11)(16).......        .14            .95
Putnam Large Cap Growth Portfolio (5)(12)....        .39           1.00
MetLife Mid Cap Stock Index Portfolio (12)...        .38            .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)...........................        .00            .89
Janus Mid Cap Portfolio (5)(7)...............        .00            .70
State Street Research Aggressive Growth
  Portfolio (4)(5)...........................        .00            .73
Loomis Sayles High Yield Bond
  Portfolio (7)..............................        .00            .88
Russell 2000(R) Index Portfolio (9)(10)......        .00            .55

                                 FFA- 12

                                                                            B              A+B=C
                                                           A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (continued)       FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7)...        .52              .06               .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12)...............................        .85              .20              1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).......................        .90              .71              1.61
Scudder Global Equity Portfolio (5)(7)............        .61              .17               .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)....        .30              .48               .78
Putnam International Stock Portfolio (4)(5).......        .90              .24              1.14

                                                                        C-D=E
                                                                    TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets) (continued)  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------  -----------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7)...        .00             .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(12)...............................        .00            1.05
Franklin Templeton Small Cap Growth
  Portfolio (5)(10)(11)(16).......................        .56            1.05
Scudder Global Equity Portfolio (5)(7)............        .00             .78
Morgan Stanley EAFE(R) Index Portfolio (9)(10)....        .08             .70
Putnam International Stock Portfolio (4)(5).......        .00            1.14

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                      MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................       .55              .16               .71
Salomon Brothers Strategic Opportunities
  Portfolio (10)(11)(15).....................       .65              .13               .78
MFS Investors Trust Portfolio (10)(11)(15)...       .75              .82              1.57
MFS Research Managers
  Portfolio (10)(11)(15).....................       .75              .50              1.25
Davis Venture Value Portfolio ...............       .75              .04               .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................       .75              .21               .96
Loomis Sayles Small Cap Portfolio (5)(13)....       .90              .06               .96

                                                                  C-D=E
                                                              TOTAL EXPENSES
ZENITH FUND ANNUAL EXPENSES                          D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Salomon Brothers U.S. Government
  Portfolio (10)(11)(15).....................       .01            .70
Salomon Brothers Strategic Opportunities
  Portfolio (10)(11)(15).....................       .00            .78
MFS Investors Trust Portfolio (10)(11)(15)...       .67            .90
MFS Research Managers
  Portfolio (10)(11)(15).....................       .35            .90
Davis Venture Value Portfolio ...............       .00            .79
Harris Oakmark Mid Cap Value
  Portfolio (10)(11)(15).....................       .06            .90
Loomis Sayles Small Cap Portfolio (5)(13)....       .00            .96

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
CALVERT FUND ANNUAL EXPENSES                     MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (17).......       .70              .18               .88
Calvert Social Mid Cap Growth
  Portfolio (17).............................       .90              .22              1.12

                                                                  C-D=E
                                                              TOTAL EXPENSES
CALVERT FUND ANNUAL EXPENSES                         D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio (17).......       .00             .88
Calvert Social Mid Cap Growth
  Portfolio (17).............................       .00            1.12

                                                                      B              A+B=C
                                                     A          OTHER EXPENSES   TOTAL EXPENSES
FIDELITY VIP AND VIP II FUNDS ANNUAL EXPENSES    MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (18)        FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio (19).....       .27              .08              .35
Fidelity VIP II Investment Grade Bond
  Portfolio..................................        43              .11              .54
Fidelity VIP II Asset Manager Portfolio......       .53              .08              .61
Fidelity VIP Equity-Income Portfolio (19)....       .48              .08              .56
Fidelity VIP Growth Portfolio (19)...........       .57              .08              .65
Fidelity VIP Overseas Portfolio (19).........       .72              .17              .89

                                                                  C-D=E
                                                              TOTAL EXPENSES
FIDELITY VIP AND VIP II FUNDS ANNUAL EXPENSES        D            AFTER
(as a percentage of average net assets) (18)   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Fidelity VIP Money Market Portfolio (19).....       .00            .35
Fidelity VIP II Investment Grade Bond
  Portfolio..................................       .00            .54
Fidelity VIP II Asset Manager Portfolio......       .00            .61
Fidelity VIP Equity-Income Portfolio (19)....       .00            .56
Fidelity VIP Growth Portfolio (19)...........       .00            .65
Fidelity VIP Overseas Portfolio (19).........       .00            .89

MET INVESTORS FUND
                                              A              B              C                D              A+C=E
                                          MANAGEMENT    MANAGEMENT    OTHER EXPENSES   OTHER EXPENSES   TOTAL EXPENSES
ANNUAL EXPENSES                          FEES (BEFORE   FEES (AFTER       BEFORE           AFTER            BEFORE
(as a percentage of average net assets)  FEE WAIVER)    FEE WAIVER)   REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  Portfolio (5)(11)(14)...........            .50           .41            .24              .24               .74
MFS Mid Cap Growth
  Portfolio (11)(14)..............            .65           .62            .18              .18               .83
PIMCO Innovation
  Portfolio (5)(11)(14)...........           1.05           .69            .41              .41              1.46
MFS Research International
  Portfolio (11)(14)..............            .80           .71            .29              .29              1.09

MET INVESTORS FUND
                                               F            E-F=G
                                             WAIVER     TOTAL EXPENSES
ANNUAL EXPENSES                               AND           AFTER
(as a percentage of average net assets)  REIMBURSEMENT    WAIVER AND
---------------------------------------                 REIMBURSEMENT
PIMCO Total Return
  Portfolio (5)(11)(14)...........            .09             .65
MFS Mid Cap Growth
  Portfolio (11)(14)..............            .03             .80
PIMCO Innovation
  Portfolio (5)(11)(14)...........            .36            1.10
MFS Research International
  Portfolio (11)(14)..............            .09            1.00

                                        FFA- 13

                                                                                      C             A+B+C=D
                                                    A                B          OTHER EXPENSES   TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                   MANAGEMENT         12b-1            BEFORE           BEFORE
(as a percentage of average net assets) (20)       FEES             FEES        REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  Portfolio (11)(5).......................         .34              .25              .01               .60
American Funds Growth Portfolio (11)(5)...         .36              .25              .02               .63
American Funds Global Small Capitalization
  Portfolio (11)(5).......................         .80              .25              .06              1.11

                                                                 D-E=F
                                                             TOTAL EXPENSES
AMERICAN FUND ANNUAL EXPENSES                       E            AFTER
(as a percentage of average net assets) (20)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (11)(5).......................         .00             .60
American Funds Growth Portfolio (11)(5)...         .00             .63
American Funds Global Small Capitalization
  Portfolio (11)(5).......................         .00            1.11

EXAMPLE
If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (21):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Fidelity Money Market Division..............................      $13           $41          $ 72          $158
Salomon Brothers U.S. Government Division...................       17            52            90           197
Lehman Brothers(R) Aggregate Bond Index Division............       14            42            73           160
State Street Research Income Division.......................       14            42            73           161
Fidelity Investment Grade Bond Division.....................       15            47            82           179
PIMCO Total Return Division.................................       16            51            88           191
Salomon Brothers Strategic Bond Opportunities Division......       18            55            95           205
State Street Research Diversified Division..................       14            45            78           170
Fidelity Asset Manager Division.............................       16            50            86           187
Calvert Social Balanced Division............................       19            58           100           216
MetLife Stock Index Division................................       13            39            68           150
American Funds Growth-Income Division.......................       16            49            85           186
Fidelity Equity-Income Division.............................       15            48            83           181
Harris Oakmark Large Cap Value Division.....................       19            60           103           223
T. Rowe Price Large Cap Growth Division.....................       18            55            95           205
MFS Investors Trust Division................................       19            59           101           218
State Street Research Investment Trust Division.............       15            46            80           174
MFS Research Managers Division..............................       19            59           101           218
American Funds Growth Division..............................       16            50            87           189
Janus Growth Division.......................................       19            60           104           224
Fidelity Growth Division....................................       16            51            88           191
Davis Venture Value Division................................       18            55            95           207
Putnam Large Cap Growth Division............................       20            62           106           229
MetLife Mid Cap Stock Index Division........................       14            45            77           169
Neuberger Berman Partners Mid Cap Value Division............       19            58           100           217
Harris Oakmark Mid Cap Value Division.......................       19            59           101           218
MFS Mid Cap Growth Division.................................       18            56            96           208

                                 FFA- 14


Janus Mid Cap Division......................................      $17         $52         $ 90         $197
Calvert Social Mid Cap Growth Division......................       21          66          112          242
State Street Research Aggressive Growth Division............       17          53           92          200
Loomis Sayles High Yield Bond Division......................       19          58          100          216
Russell 2000(R) Index Division..............................       15          48           82          180
T. Rowe Price Small Cap Growth Division.....................       16          49           84          183
Loomis Sayles Small Cap Division............................       20          61          104          225
State Street Research Aurora Small Cap Value Division.......       21          63          109          234
Franklin Templeton Small Cap Growth Division................       21          63          109          234
PIMCO Innovation Division...................................       21          65          111          240
Scudder Global Equity Division..............................       18          55           95          205
Morgan Stanley EAFE(R) Index Division.......................       17          52           90          197
MFS Research International Division.........................       20          62          106          229
Putnam International Stock Division.........................       21          66          113          244
Fidelity Overseas Division..................................       19          58          100          217
American Funds Global Small Capitalization Division.........       21          65          112          241

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (21)(22):

                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Fidelity Money Market Division..............................      $13           $41          $ 72          $158
Salomon Brothers U.S. Government Division...................       17            52            90           197
Lehman Brothers(R) Aggregate Bond Index Division............       14            42            73           160
State Street Research Income Division.......................       14            42            73           161
Fidelity Investment Grade Bond Division.....................       15            47            82           179
PIMCO Total Return Division.................................       16            51            88            91
Salomon Brothers Strategic Bond Opportunities Division......       18            55            95           205
State Street Research Diversified Division..................       14            45            78           170
Fidelity Asset Manager Division.............................       16            50            86           187
Calvert Social Balanced Division............................       19            58           100           216
MetLife Stock Index Division................................       13            39            68           150
American Funds Growth-Income Division.......................       16            49            85           186
Fidelity Equity-Income Division.............................       15            48            83           181
Harris Oakmark Large Cap Value Division.....................       19            60           103           223
T. Rowe Price Large Cap Growth Division.....................       18            55            95           205
MFS Investors Trust Division................................       19            59           101           218

                                        FFA- 15


State Street Research Investment Trust Division.............      $15         $46         $ 80         $174
MFS Research Managers Division..............................       19          59          101          218
American Funds Growth Division..............................       16          50           87          189
Janus Growth Division.......................................       19          60          104          224
Fidelity Growth Division....................................       16          51           88          191
Davis Venture Value Division................................       18          55           95          207
Putnam Large Cap Growth Division............................       20          62          106          229
MetLife Mid Cap Stock Index Division........................       14          45           77          169
Neuberger Berman Partners Mid Cap Value Division............       19          58          100          217
Harris Oakmark Mid Cap Value Division.......................       19          59          101          218
MFS Mid Cap Growth Division.................................       18          56           96          208
Janus Mid Cap Division......................................       17          52           90          197
Calvert Social Mid Cap Growth Division......................       21          66          112          242
State Street Research Aggressive Growth Division............       17          53           92          200
Loomis Sayles High Yield Bond Division......................       19          58          100          216
Russell 2000(R) Index Division..............................       15          48           82          180
T. Rowe Price Small Cap Growth Division.....................       16          49           84          183
Loomis Sayles Small Cap Division............................       20          61          104          225
State Street Research Aurora Small Cap Value Division.......       21          63          109          234
Franklin Templeton Small Cap Growth Division................       21          63          109          234
PIMCO Innovation Division...................................       21          65          111          240
Scudder Global Equity Division..............................       18          55           95          205
Morgan Stanley EAFE(R) Index Division.......................       17          52           90          197
MFS Research International Division.........................       20          62          106          229
Putnam International Stock Division.........................       21          66          113          244
Fidelity Overseas Division..................................       19          58          100          217
American Funds Global Small Capitalization Division.........       21          65          112          241

( 1 ) THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY
      TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR SEC.457(F) DEFERRED COMPENSATION PLANS, SEC.451 DEFERRED FEE ARRANGEMENTS, SEC.451 DEFERRED COMPENSATION PLANS AND SEC.457(E)(11) SEVERANCE AND DEATH BENEFIT PLANS.

( 2 ) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED
      INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN
      CIRCUMSTANCES.

( 3 ) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT
      ANNUAL EXPENSES WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

( 4) PRIOR TO MAY 16, 1993, WE PAID ALL EXPENSES OF THE METROPOLITAN
     FUND (OTHER THAN MANAGEMENT FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NONRECURRING EXPENSES) (HEREAFTER "EXPENSES"). THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

                                 FFA- 16

( 5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO
     CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

( 6) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS
     WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.

( 7) THESE PORTFOLIOS BEGAN OPERATING ON MARCH 3, 1997. ALL EXPENSE
     INFORMATION FOR THESE PORTFOLIOS REFLECTS CURRENT EXPENSES WITHOUT ANY REIMBURSEMENT.

( 8) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. EXPENSE
     REIMBURSEMENT FOR THE LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO CEASED ON JULY 13, 1999. EXPENSE REIMBURSEMENT FOR THE OTHER THREE PORTFOLIOS CEASED ON NOVEMBER 9, 2000. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR ALL FOUR PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND.

( 9) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. METLIFE
     ADVISERS, LLC ("METLIFE ADVISERS") PAYS ALL EXPENSES IN EXCESS OF .30% AND .40% OF THE AVERAGE NET ASSETS FOR THE RUSSELL 2000(R) INDEX PORTFOLIO AND THE MORGAN STANLEY EAFE(R) INDEX PORTFOLIO, RESPECTIVELY, UNTIL EACH PORTFOLIO'S ASSETS REACH $200 MILLION, OR THROUGH APRIL 30, 2002, WHICHEVER COMES FIRST.

(10) THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" INFORMATION FOR THESE PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.

(11) SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BECOME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON OR ABOUT MAY 1, 2001.

(12) METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS BEGAN OPERATING ON JULY 5, 2000. PUTNAM LARGE CAP GROWTH PORTFOLIO BEGAN OPERATING ON MAY 1, 2000 AND BECAME AVAILABLE UNDER THE DEFERRED ANNUITIES AND INCOME ANNUITIES ON JULY 5, 2000. METLIFE ADVISERS WILL PAY ALL EXPENSES IN EXCESS OF .20% OF THE AVERAGE NET ASSETS FOR EACH OF THESE PORTFOLIOS UNTIL EACH PORTFOLIO'S TOTAL ASSETS REACH $100 MILLION, OR THROUGH APRIL 30, 2002, FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO, AND, THROUGH JUNE 30, 2002, FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS, WHICHEVER COMES FIRST. METLIFE ADVISERS WILL CONTINUE TO PAY THE EXPENSES OF THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS THROUGH APRIL 30, 2002, IRRESPECTIVE OF THE TOTAL NET ASSETS OF EACH PORTFOLIO. THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS REFLECTS AN ESTIMATE OF EXPENSES FOR CALENDAR YEAR 2001. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR ALL PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

(13) METLIFE ADVISERS PAYS ALL OPERATING EXPENSES OTHER THAN AMORTIZATION OF EXPENSES, BROKERAGE COSTS, INTEREST, TAXES OR OTHER EXTRAORDINARY EXPENSES, IN EXCESS OF 1.00% OF THE AVERAGE NET ASSETS FOR THIS PORTFOLIO. METLIFE ADVISERS MAY TERMINATE THIS EXPENSE AGREEMENT AT ANY TIME. THIS PORTFOLIO'S EXPENSES DID NOT EXCEED THE LIMITATION FOR THE YEAR ENDED DECEMBER 31, 2000.

(14) MET INVESTORS ADVISORY CORP. AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, FOR A PERIOD OF AT LEAST ONE YEAR FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 12,
     2001), THE TOTAL OF MANAGEMENT FEES AND OTHER EXPENSES OF CERTAIN PORTFOLIOS WILL NOT EXCEED, IN ANY YEAR IN WHICH THE AGREEMENT IS IN EFFECT, THE FOLLOWING PERCENTAGES: .65% FOR THE PIMCO TOTAL RETURN PORTFOLIO, 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, .80% FOR THE MFS MID CAP GROWTH PORTFOLIO AND 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER.

  THE AMOUNTS SHOWN ABOVE UNDER "OTHER EXPENSES AFTER REIMBURSEMENT" ARE AN ESTIMATE OF WHAT THE EXPENSES WILL BE FOR THE PERIOD ENDING DECEMBER 31, 2001, AFTER EXPENSE REIMBURSEMENT. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. ABSENT THESE EXPENSE REIMBURSEMENT ARRANGEMENTS, THE TOTAL ANNUAL PORTFOLIO EXPENSES FOR THE YEAR ENDING DECEMBER 31, 2001 ARE ESTIMATED TO BE: 1.46% THE PIMCO INNOVATION PORTFOLIO, .83% FOR THE MFS MID CAP GROWTH PORTFOLIO, 1.09% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO AND .74% FOR THE PIMCO TOTAL RETURN PORTFOLIO.

(15) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS HAS AGREED TO PAY OPERATING EXPENSES OF THESE PORTFOLIOS (EXCLUSIVE OF ANY BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) IN EXCESS OF 0.90% OF AVERAGE NET ASSETS FOR ALL OF THESE PORTFOLIOS (EXCEPT SALOMON BROTHERS U.S. GOVERNMENT WHICH IS 0.70% OF AVERAGE NET ASSETS) SUBJECT TO THE OBLIGATION OF EACH PORTFOLIO TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S EXPENSES FALL BELOW THAT PERCENTAGE. HOWEVER, NO PORTFOLIO IS OBLIGATED TO REPAY ANY EXPENSES PAID BY METLIFE ADVISERS MORE THAN TWO YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSES WERE INCURRED (THREE YEARS FOR THE MFS INVESTORS TRUST AND THE MFS RESEARCH MANAGERS PORTFOLIOS). THIS ARRANGEMENT MAY BE TERMINATED AT ANY TIME.

                                        FFA- 17

(16) METLIFE ADVISERS HAS VOLUNTARILY AGREED TO WAIVE OR PAY ALL EXPENSES (OTHER THAN BROKERAGE COMMISSIONS, TAXES, INTEREST AND ANY EXTRAORDINARY OR NONRECURRING EXPENSES) FOR THE JANUS GROWTH AND THE FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS GREATER THAN 0.95% AND 1.05%, RESPECTIVELY, OF AVERAGE NET ASSETS THROUGH APRIL 30, 2002. SUCH SUBSIDY IS SUBJECT TO EACH PORTFOLIO'S OBLIGATION TO REPAY METLIFE ADVISERS IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S TOTAL OPERATING EXPENSES FALL BELOW THE STATED EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. SUCH DEFERRED EXPENSES MAY BE CHARGED TO THE APPLICABLE PORTFOLIO IN A SUBSEQUENT YEAR TO THE EXTENT THAT THE CHARGE DOES NOT CAUSE THE TOTAL OPERATING EXPENSES IN SUCH SUBSEQUENT YEAR TO EXCEED THE EXPENSE LIMIT OF 0.95% OR 1.05%, RESPECTIVELY. THE APPLICABLE PORTFOLIO, HOWEVER, IS NOT OBLIGATED TO REPAY ANY EXPENSE PAID BY METLIFE ADVISERS MORE THAN THREE YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH SUCH EXPENSE WAS INCURRED. THE INFORMATION IN THE TABLE IS AN ESTIMATE OF FIRST YEAR EXPENSES.

(17) THE PORTFOLIOS HAVE AN OFFSET ARRANGEMENT WITH THEIR CUSTODIAN BANK WHEREBY THE CUSTODIANS AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIOS' CASH TO REDUCE THE PORTFOLIOS' EXPENSES. THE EXPENSE INFORMATION FOR THESE PORTFOLIOS DO NOT REFLECT THESE REDUCTIONS OR CREDITS.

(18) THE FIDELITY VIP AND VIP II FUNDS EACH HAVE A DISTRIBUTION AND SERVICE PLAN TO HELP PAY DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12b-1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP AND VIP II FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP AND VIP II FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR OR FIDELITY DISTRIBUTORS CORP. PAYS METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.

(19) THE FIDELITY MONEY MARKET PORTFOLIO OPERATING EXPENSES ARE BASED ON HISTORICAL EXPENSES, ADJUSTED TO REFLECT THE CURRENT MANAGEMENT FEE STRUCTURE. ACTUAL OPERATING EXPENSES FOR THE FIDELITY EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT THE FUND PAID WAS USED TO REDUCE THE FUND'S EXPENSES, AND/OR, BECAUSE THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE A PORTION OF THE FUND'S CUSTODIAN EXPENSES. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.

(20) THE AMERICAN FUND HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE.

(21) THESE EXAMPLES ASSUME THAT NO REIMBURSEMENT OF EXPENSES WAS IN
     EFFECT.

(22) THIS EXAMPLE ASSUMES NO EARLY WITHDRAWAL CHARGES ARE APPLICABLE. IN ORDER TO MAKE THIS ASSUMPTION FOR A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY, WE ALSO ASSUMED THAT YOU SELECTED AN INCOME PAYMENT TYPE UNDER WHICH YOU WILL RECEIVE PAYMENTS OVER YOUR LIFETIME OR FOR A PERIOD OF AT LEAST FIVE FULL YEARS.

                                 FFA- 18

 ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES
(For an accumulation unit outstanding throughout the period)

These tables and bar charts show fluctuations in the Accumulation Unit Values for Enhanced Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (a)    YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Fidelity Money Market Division (e)................ 2000      $13.86            $14.59              0
                                                   1999       12.62             13.86              0
                                                   1998       12.24             12.62              0
                                                   1997       11.85             12.24              0
                                                   1996       11.46             11.85              0
                                                   1995       11.02             11.46              0
                                                   1994       10.72             11.02             12
                                                   1993       10.50             10.72            657
                                                   1992       10.33             10.50              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Lehman Brothers(R) Aggregate Bond Division........ 2000        9.89             10.92            180
                                                   1999       10.12              9.89             99
                                                   1998       10.00(h)          10.12              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

State Street Research Income Division............. 2000       34.38             37.87            348
                                                   1999       35.52             34.38            393
                                                   1998       32.77             35.52            387
                                                   1997       30.13             32.77            314
                                                   1996       29.36             30.13            272
                                                   1995       24.79             29.36            213
                                                   1994       25.83             24.79            155
                                                   1993       23.43             25.83            111
                                                   1992       22.12             23.43             51
                                                   1991       19.02             22.12              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                        FFA- 19

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Fidelity Investment Grade Bond Division........... 2000      $16.51            $18.19            371
                                                   1999       16.84             16.51            356
                                                   1998       15.62             16.84            339
                                                   1997       14.46             15.62            235
                                                   1996       14.15             14.46            165
                                                   1995       12.17             14.15             89
                                                   1994       12.77             12.17             24
                                                   1993       11.62             12.77              7
                                                   1992       10.99(d)          11.62              1

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

State Street Research Diversified Division........ 2000       42.85             42.89            918
                                                   1999       39.79             42.85            902
                                                   1998       33.57             39.79            710
                                                   1997       28.11             33.57            515
                                                   1996       24.78             28.11            365
                                                   1995       19.69             24.78            333
                                                   1994       20.51             19.69            241
                                                   1993       18.36             20.51            125
                                                   1992       16.93             18.36             28
                                                   1991       13.68             16.93              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Fidelity Asset Manager Division................... 2000       26.27             25.00          1,455
                                                   1999       23.87             26.27          1,475
                                                   1998       20.94             23.87          1,439
                                                   1997       17.52             20.94          1,346
                                                   1996       15.44             17.52          1,118
                                                   1995       13.32             15.44          1,066
                                                   1994       14.32             13.32            728
                                                   1993       11.94             14.32            292
                                                   1992       11.23(d)          11.94             81

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

                                 FFA- 20

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Calvert Social Balanced Division.................. 2000      $26.02            $24.97            299
                                                   1999       23.40             26.02            286
                                                   1998       20.32             23.40            250
                                                   1997       17.08             20.32            225
                                                   1996       15.31             17.08            179
                                                   1995       11.91             15.31            129
                                                   1994       12.43             11.91             90
                                                   1993       11.62             12.43             66
                                                   1992       10.90             11.62             27
                                                   1991       10.00(c)          10.90              2

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

MetLife Stock Index Division...................... 2000       49.39             44.36          3,740
                                                   1999       41.28             49.39          3,697
                                                   1998       32.50             41.28          3,077
                                                   1997       24.83             32.50          2,504
                                                   1996       20.44             24.83          1,648
                                                   1995       15.07             20.44          1,062
                                                   1994       15.04             15.07            631
                                                   1993       13.86             15.04            507
                                                   1992       13.02             13.86            260
                                                   1991       10.13             13.02              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Fidelity Equity-Income Division................... 2000       35.46             38.09          2,428
                                                   1999       33.67             35.46          2,717
                                                   1998       30.45             33.67          2,790
                                                   1997       23.99             30.45          2,476
                                                   1996       21.19             23.99          1,775
                                                   1995       15.84             21.19          1,200
                                                   1994       15.02             15.84            513
                                                   1993       12.83             15.02            195
                                                   1992       11.75(d)          12.83             27

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value


                                        FFA- 21

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division........... 2000      $ 8.96            $ 9.98            100
                                                   1999        9.72              8.96             54
                                                   1998       10.00(h)           9.72              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division........... 2000       13.33             13.14            286
                                                   1999       11.01             13.33             71
                                                   1998       10.00(h)          11.01              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

State Street Research Investment Trust Division... 2000       89.41             83.10            880
                                                   1999       76.19             89.41            892
                                                   1998       60.00             76.19            803
                                                   1997       47.19             60.00            656
                                                   1996       38.99             47.19            436
                                                   1995       29.57             38.99            324
                                                   1994       30.85             29.57            197
                                                   1993       27.22             30.85            123
                                                   1992       24.63             27.22             47
                                                   1991       18.67             24.63              7

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Fidelity Growth Division.......................... 2000       55.12             48.61          3,041
                                                   1999       40.49             55.12          2,921
                                                   1998       29.30             40.49          2,484
                                                   1997       23.95             29.30          2,249
                                                   1996       21.08             23.95          1,757
                                                   1995       15.72             21.08          1,218
                                                   1994       15.87             15.72            641
                                                   1993       13.43             15.87            290
                                                   1992       12.05(d)          13.43             93

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value


                                 FFA- 22

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------

Davis Venture Value Division...................... 2000      $30.70(b)         $31.36              7

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Putnam Large Cap Growth Division.................. 2000        9.82(b)           7.25             23

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division.............. 2000       10.00(b)          10.64             72

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value
  Division........................................ 2000       12.50             15.88            242
                                                   1999       10.73             12.50             61
                                                   1998       10.00(h)          10.73              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Janus Mid Cap Division............................ 2000       38.18             26.00          2,844
                                                   1999       17.29             38.18          1,964
                                                   1998       12.72             17.29            523
                                                   1997       10.00(f)          12.72            167

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

                                        FFA- 23

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------

Calvert Social Mid Cap Growth Division............ 2000      $28.04            $30.98            234
                                                   1999       26.46             28.04            143
                                                   1998       20.58             26.46            127
                                                   1997       16.81             20.58             80
                                                   1996       15.80             16.81             57
                                                   1995       11.43             15.80             18
                                                   1994       12.81             11.43              2
                                                   1993       12.03             12.81              1
                                                   1992       10.78(d)          12.03              0
GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division........................................ 2000       56.52             51.71          1,542
                                                   1999       42.82             56.52          1,462
                                                   1998       38.02             42.82          1,533
                                                   1997       35.98             38.02          1,572
                                                   1996       33.72             35.98          1,396
                                                   1995       26.29             33.72            997
                                                   1994       27.05             26.29            625
                                                   1993       22.26             27.05            358
                                                   1992       20.37             22.26            134
                                                   1991       12.35             20.37              7
GRAPH OF YEAR END ACCUMULATION UNIT VALUE

Loomis Sayles High Yield Bond Division............ 2000       11.26             11.05            156
                                                   1999        9.65             11.26            148
                                                   1998       10.53              9.65             89
                                                   1997       10.00(f)          10.53             49
GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Russell 2000(R) Index Division.................... 2000       12.81             12.20            285
                                                   1999       10.53             12.81            130
                                                   1998       10.00(h)          10.53              0
GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

                                 FFA- 24

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division........... 2000      $15.32            $13.79            959
                                                   1999       12.08             15.32            663
                                                   1998       11.79             12.08            657
                                                   1997       10.00(f)          11.79            279

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Loomis Sayles Small Cap Division.................. 2000       26.26(b)          26.04              9

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

State Street Research Aurora Small Cap Value       2000       10.00(b)          12.27             20
  Division........................................

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Scudder Global Equity Division.................... 2000       15.49             15.10            481
                                                   1999       12.49             15.49            361
                                                   1998       10.88             12.49            256
                                                   1997       10.00(f)          10.88            120

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division............. 2000       13.36             11.32            194
                                                   1999       10.80             13.36             80
                                                   1998       10.00(h)          10.80              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value


                                        FFA- 25

(For an accumulation unit outstanding throughout the period)

----------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                        BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                          ACCUMULATION      ACCUMULATION UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES        YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
Putnam International Stock Division............... 2000      $18.96            $16.88            777
                                                   1999       16.43             18.96            818
                                                   1998       13.54             16.43            837
                                                   1997       13.99             13.54            853
                                                   1996       14.38             13.99            868
                                                   1995       14.40             14.38            814
                                                   1994       13.84             14.40            558
                                                   1993        9.45             13.84            191
                                                   1992       10.63              9.45             50
                                                   1991       10.00(g)          10.63              4

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

Fidelity Overseas Division........................ 2000       28.04             22.47            867
                                                   1999       19.85             28.04            724
                                                   1998       17.77             19.85            656
                                                   1997       16.08             17.77            647
                                                   1996       14.34             16.08            397
                                                   1995       13.20             14.34            197
                                                   1994       13.10             13.20             93
                                                   1993        9.63             13.10             27
                                                   1992       11.22(d)           9.63              4

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

            Year End Accumulation Unit Value

----------------------------------------

In addition to the above mentioned Accumulation Units, there were cash reserves of $57,902,555 as of December 31, 2000, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a) Not all investment divisions are offered under the various Enhanced Deferred Annuities.

(b) Inception Date July 5, 2000.

(c) Inception Date May 1, 1991.

(d) Inception Date May 1, 1992.

(e) No longer offered under the Enhanced Deferred Annuities.

(f) Inception Date March 3, 1997.

(g) Inception Date July 1, 1991. Sales commenced for Non-Qualified Enhanced Deferred Annuities for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.451(e)(11) severance and death benefit plans in 1991.

(h) Inception Date November 9, 1998.

                                 FFA- 26

 FINANCIAL FREEDOM DEFERRED ANNUITIES
(For an accumulation unit outstanding throughout the period)

These tables and bar charts show fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements, or other reports (such as the annual report).

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Fidelity Money Market Division................... 2000      $13.86           $14.59          1,119
                                                  1999       12.62            13.86            761
                                                  1998       12.24            12.62            148
                                                  1997       11.85            12.24             81
                                                  1996       11.46            11.85            101
                                                  1995       11.02            11.46             41
                                                  1994       10.72            11.02             26
                                                  1993       10.50            10.72             19
                                                  1992       10.22            10.50             12
                                                  1991       10.00(b)         10.22          1,146

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Lehman Brothers(R) Aggregate Bond Division....... 2000        9.89            10.92             26
                                                  1999       10.12             9.89              3
                                                  1998       10.00(e)         10.12              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

State Street Research Income Division............ 2000       34.38            37.87             22
                                                  1999       35.52            34.38             20
                                                  1998       32.77            35.52             24
                                                  1997       30.13            32.77              5
                                                  1996       29.36(a)         30.13              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]
                                        FFA- 27

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Fidelity Investment Grade Bond Division.......... 2000      $16.51           $18.19            245
                                                  1999       16.84            16.51            218
                                                  1998       15.62            16.84            218
                                                  1997       14.46            15.62            170
                                                  1996       14.15            14.46            133
                                                  1995       12.17            14.15            115
                                                  1994       12.77            12.17             72
                                                  1993       11.62            12.77             46
                                                  1992       11.00            11.62             25
                                                  1991       10.00(b)         11.00              2

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

State Street Research Diversified Division....... 2000       42.85            42.89             65
                                                  1999       39.79            42.85             59
                                                  1998       33.57            39.79             48
                                                  1997       28.11            33.57             20
                                                  1996       24.78(a)         28.11              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Fidelity Asset Manager Division.................. 2000       26.27            25.00            787
                                                  1999       23.87            26.27            812
                                                  1998       20.94            23.87            815
                                                  1997       17.52            20.94            816
                                                  1996       15.44            17.52            742
                                                  1995       13.32            15.44            600
                                                  1994       14.32            13.32            511
                                                  1993       11.94            14.32            309
                                                  1992       10.78            11.94            111
                                                  1991       10.00(b)         10.78             12

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value


                                 FFA- 28

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Calvert Social Balanced Division................. 2000      $26.06           $25.01            238
                                                  1999       23.44            26.06            222
                                                  1998       20.35            23.44            183
                                                  1997       17.11            20.35            162
                                                  1996       15.34            17.11            120
                                                  1995       11.93            15.34             82
                                                  1994       12.45            11.93             56
                                                  1993       11.63            12.45             35
                                                  1992       10.91            11.63             22
                                                  1991       10.00(b)         10.91              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

MetLife Stock Index Division..................... 2000       42.13            37.84          1,251
                                                  1999       35.21            42.13          1,245
                                                  1998       27.72            35.21            942
                                                  1997       21.18            27.72            799
                                                  1996       17.43            21.18            514
                                                  1995       12.86            17.43            310
                                                  1994       12.83            12.86            226
                                                  1993       11.82            12.83            150
                                                  1992       11.11            11.82          1,999
                                                  1991       10.00(b)         11.11          2,181

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Fidelity Equity-Income Division.................. 2000       35.46            38.09          1,019
                                                  1999       33.67            35.46          1,036
                                                  1998       30.45            33.67            963
                                                  1997       23.99            30.45            906
                                                  1996       21.19            23.99            659
                                                  1995       15.84            21.19            445
                                                  1994       15.02            15.84            270
                                                  1993       12.83            15.02            165
                                                  1992       11.07            12.83             66
                                                  1991       10.00(b)         11.07              4

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value


                                        FFA- 29

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division.......... 2000      $ 8.96           $ 9.98             15
                                                  1999        9.72             8.96              6
                                                  1998       10.00(e)          9.72              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division.......... 2000       13.33            13.14             82
                                                  1999       11.01            13.33             16
                                                  1998       10.00(e)         11.01              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

State Street Research Investment Trust            2000       89.41            83.10             67
  Division.......................................
                                                  1999       76.19            89.41             65
                                                  1998       60.00            76.19             56
                                                  1997       47.19            60.00             32
                                                  1996       38.99(a)         47.19              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value
Fidelity Growth Division......................... 2000       55.12            48.61          1,636
                                                  1999       40.49            55.12          1,554
                                                  1998       29.30            40.49          1,363
                                                  1997       23.95            29.30          1,317
                                                  1996       21.08            23.95          1,058
                                                  1995       15.72            21.08            762
                                                  1994       15.87            15.72            508
                                                  1993       13.43            15.87            317
                                                  1992       12.40            13.43            136
                                                  1991       10.00(b)         12.40             30

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Davis Venture Value Division..................... 2000       30.70(f)         31.36             11

GRAPH TO COME

           Year End Accumulation Unit Value


                                 FFA- 30

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Putnam Large Cap Growth Division................. 2000      $ 9.82(f)        $ 7.25             14

GRAPH TO COME

           Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division............. 2000       10.00(f)         10.64             19

GRAPH TO COME

           Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value           2000       12.50            15.88             55
  Division.......................................
                                                  1999       10.73            12.50             10
                                                  1998       10.00(e)         10.73              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Janus Mid Cap Division........................... 2000       38.18            26.00            719
                                                  1999       17.29            38.18            450
                                                  1998       12.72            17.29            140
                                                  1997       10.00(d)         12.72             52

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Calvert Social Mid Cap Growth Division........... 2000       28.04            30.98            160
                                                  1999       26.46            28.04            145
                                                  1998       20.58            26.46            133
                                                  1997       16.81            20.58            118
                                                  1996       15.80            16.81            108
                                                  1995       11.43            15.80             62
                                                  1994       12.81            11.43             44
                                                  1993       12.03            12.81             29
                                                  1992       10.67            12.03             16
                                                  1991       10.00(b)         10.67              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value


                                        FFA- 31

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth           2000      $56.52           $51.71             45
  Division.......................................
                                                  1999       42.82            56.52             24
                                                  1998       38.02            42.82             22
                                                  1997       35.98            38.02             14
                                                  1996       33.72(a)         35.98              3

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Loomis Sayles High Yield Bond Division........... 2000       11.26            11.05             53
                                                  1999        9.65            11.26             50
                                                  1998       10.53             9.65             37
                                                  1997       10.00(d)         10.53              8

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Russell 2000(R) Index Division................... 2000       12.81            12.20             75
                                                  1999       10.53            12.81             30
                                                  1998       10.00(e)         10.53              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division.......... 2000       15.32            13.79            425
                                                  1999       12.08            15.32            317
                                                  1998       11.79            12.08            242
                                                  1997       10.00(d)         11.79            108

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Loomis Sayles Small Cap Division................. 2000       26.26(f)         26.04              2

GRAPHIC TO COME

           Year End Accumulation Unit Value

                                 FFA- 32

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
State Sheet Research Aurora Small Cap Value       2000      $10.00(f)        $12.27             19
  Division.......................................

GRAPHIC TO COME

           Year End Accumulation Unit Value

Scudder Global Equity Division................... 2000       15.49            15.10            212
                                                  1999       12.49            15.49            178
                                                  1998       10.88            12.49            146
                                                  1997       10.00(d)         10.88             56

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division............ 2000       13.36            11.32             44
                                                  1999       10.80            13.36             11
                                                  1998       10.00(e)         10.80              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

Putnam International Stock Division.............. 2000       18.96            16.88             36
                                                  1999       16.43            18.96             24
                                                  1998       13.54            16.43             22
                                                  1997       13.99            13.54             10
                                                  1996       14.38(a)         13.99              0

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value


                                        FFA- 33

(For an accumulation unit outstanding throughout the period)

--------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                       BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                         ACCUMULATION     ACCUMULATION UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES              YEAR    UNIT VALUE       UNIT VALUE   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Fidelity Overseas Division....................... 2000      $28.04           $22.47            560
                                                  1999       19.85            28.04            513
                                                  1998       17.77            19.85            486
                                                  1997       16.08            17.77            508
                                                  1996       14.34            16.08            365
                                                  1995       13.20            14.34            259
                                                  1994       13.10            13.20            197
                                                  1993        9.63            13.10             98
                                                  1992       10.89             9.63             24
                                                  1991       10.00(b)         10.89              4

GRAPH OF YEAR END ACCUMULATION UNIT VALUE

           Year End Accumulation Unit Value

----------------------------------------

In addition to the above mentioned Accumulation Units, there were cash reserves of $57,902,555 as of December 31, 2000, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a) Inception Date May 1, 1996.

(b) Inception Date July 1, 1991.

(c) Inception Date May 1, 1991.

(d) Inception Date March 3, 1997.

(e) Inception Date November 9, 1998.

(f) Inception Date July 5, 2000.

                                 FFA- 34

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

[SNOOPY AND WOODSTOCK]
                                                                         FFA- 35

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

[SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

FFA- 36

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP and VIP II Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees, except for the American Fund Portfolios.

Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.
The following list of investment choices includes fourteen Portfolios that, subject to state approval, we anticipate will be available on or about May 1, 2001.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available May 1, 2001) in the approximate order of risk from the most conservative to the most aggressive.

                                                                         FFA- 37

                                        [SNOOPY READING MENU GRAPHIC]
Fidelity Money Market Portfolio
Salomon Brothers U.S. Government Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Income Portfolio
Fidelity Investment Grade Bond Portfolio
PIMCO Total Return Portfolio
Salomon Brothers Strategic Bond Opportunities Portfolio
State Street Research Diversified Portfolio
Fidelity Asset Manager Portfolio
Calvert Social Balanced Portfolio
MetLife Stock Index Portfolio
American Funds Growth-Income Portfolio
Fidelity Equity-Income Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
MFS Investors Trust Portfolio
State Street Research Investment Trust
  (formerly State Street Research Growth) Portfolio
MFS Research Managers Portfolio
American Funds Growth Portfolio
Janus Growth Portfolio
Fidelity Growth Portfolio
Davis Venture Value Portfolio
Putnam Large Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Harris Oakmark Mid Cap Value Portfolio
MFS Mid Cap Growth Portfolio
Janus Mid Cap Portfolio
Calvert Social Mid Cap Growth Portfolio
State Street Research Aggressive Growth Portfolio
Loomis Sayles High Yield Bond Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Loomis Sayles Small Cap Portfolio
State Street Research Aurora Small Cap Value Portfolio
Franklin Templeton Small Cap Growth Portfolio
PIMCO Innovation Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(R) Index Portfolio
MFS Research International Portfolio
Putnam International Stock Portfolio
Fidelity Overseas Portfolio
American Funds Global Small Capitalization Portfolio

Subject to state approval, Salomon Brothers U.S. Government, PIMCO Total Return, Salomon Brothers Strategic Bond Opportunities, American Funds Growth-Income, MFS Investors Trust, MFS Research Managers, American Funds Growth, Janus Growth, Harris Oakmark Mid Cap Value, MFS Mid Cap Growth, Franklin Templeton Small Cap Growth, PIMCO Innovation, MFS Research International and American

    The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option. FFA- 38

Funds Global Small Capitalization Portfolios will be available on or about May 1, 2001.

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the number of available investment divisions.

*   We have restricted the available investment divisions.

* For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund or American Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund, Zenith Fund and the Met Investors Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity VIP and VIP II Funds and American Fund Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, Harris Oakmark Mid Cap Value, MFS Mid Cap Growth, Calvert Social Balanced and Calvert Social Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. The Met Investors Fund pays Met Investors Advisory Corp., formerly known as Security First Investment Management Corporation, a monthly fee for its services as its investment manager. The American Fund pays Capital Research and Management Company a monthly fee for its

                                                                         FFA- 39
services as its investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. Similarly, the Portfolios of the Fidelity VIP and VIP II Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund prospectuses and SAIs.

In addition, the Metropolitan Fund, Zenith Fund and Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund, Zenith Fund or Met Investors Fund. The Calvert Fund, Fidelity VIP and VIP II Funds and American Fund prospectuses each discuss different separate accounts of the various insurance companies that invest in each fund's portfolios. The risks of these arrangements are also discussed in each fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following kinds of Deferred Annuities under which you can accumulate money:

Financial Freedom         Enhanced Preference
Account:                  Plus Account:
# TSA (Tax Sheltered      # TSA (Tax Sheltered
  Annuity)                  Annuity)
# 403(a) (Qualified       # 403(a) (Qualified
  annuity plans under       annuity plans under
  sec.403(a))               sec.403(a))
# Non-Qualified (for      # PEDC (Public Employee
  certain deferred          Deferred Compensation)
  arrangements and        # Traditional IRA
  plans)                    (Individual Retirement
                            Annuities)
                          # Non-Qualified
                          # Non-Qualified (for
                            certain deferred
                            arrangements and
                            plans)

[LINUS BUILDING SAND CASTLE]

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity.
FFA- 40
sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you for Enhanced Deferred Annuities. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.

[SAFE GRAPHIC]

                                                                         FFA- 41
or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.
THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

[SCALE GRAPHIC]
[PIE CHART GRAPHIC]
[GLOBE GRAPHIC]

[HOUR GLASS GRAPHIC]
FFA- 42

PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61. (Except for an Enhanced PEDC Deferred Annuity.)

*   A withdrawal based on your leaving your job.

* Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.
*   For TSA and 403(a) Deferred Annuities if you should leave your job.

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
                                                                         FFA- 43

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 ($500 x 1.05 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

[WOODSTOCK GRAPHIC]

[GIRL ADDING GRAPHIC]
FFA- 44

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

You may transfer money within your contract. You will not incur current taxes on your earnings.
Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

[CHARLIE BROWN IN MONEY JAR GRAPHIC]
                                                                         FFA- 45

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA DEFERRED ANNUITIES

If we agree and if approved in your state for only Enhanced TSA and IRA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.
CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in

     We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50. For the TSA Enhanced
    Deferred Annuity, if you elect to receive payments through this program, you must either be 59 1/2 years old or have left your job and you must have no loan outstanding from the Fixed Interest Account. Tax law generally prohibits withdrawals from TSA Enhanced Deferred Annuities before you reach age 59 1/2.

[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]

 If you would like to receive your systematic withdrawal payment by the first of the month, you should request that the payment date be the 20th of the prior month.

FFA- 46
good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
                                                                         FFA- 47

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of the shares available to the Deferred Annuities has 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit
                                                                          Value.

  MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

[WOODSTOCK TYPING GRAPHIC]
FFA- 48

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the states where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments or Account Balances any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge. For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.
                                                                         FFA- 49

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy
    Section 72(t) requirements under the Internal Revenue Code.

[BOY WITH MAGNIFYING GLASS GRAPHIC]
 Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
FFA- 50

* If you have transfered money from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

           Contract Year
  1*    2    3       4    5
  20%  25%  33 1/3% 50%  remainder
  * Less that Contract Year's
    withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

*   If you retire:

     -- For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     -- For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your contract must have been in existence for 10 years prior to the requested withdrawal.

     -- For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your contract must have been in existence for 10 years prior to the requested withdrawal.

* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

                                                                         FFA- 51

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC, and IRA Enhanced Deferred Annuities.)

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY
If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:

    We credit your transferred amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract.

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

[WOODSTOCK GRAPHIC]
FFA- 52

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

FREE LOOK
You may cancel the Deferred Annuity within a certain time period.
This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the following Deferred
Annuities:

*   Enhanced TSA

*   Enhanced Non-Qualified

*   Enhanced 403(a)

*   Enhanced Traditional IRA

*   Financial Freedom TSA

*   Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

*   Non-Qualified Deferred Annuity for

     --   sec.457(f) deferred compensation plan

     --   sec.451 deferred fee arrangements

     --   sec.451 deferred compensation plans

     --   sec.457(e)(11) severance and death benefit plans

     --   sec.415(m) qualified governmental excess benefit arrangements

[GIRL READING GRAPHIC]
                                                                         FFA- 53

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have other options other than applying the death benefit to a pay-out option or lump-sum cash payment.

Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium and other taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in certain states.

 The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
FFA- 54

When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment;

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES
Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in certain states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

[SNOOPY SUNBATHING GRAPHIC]

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.
                                                                         FFA- 55

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:           Enhanced Preference Plus Account:
*  TSA                               *  TSA
*  403(a)                            *  403(a)
*  Non-Qualified (for certain        *  PEDC
deferred arrangements and            *  Traditional IRA
plans)                               *  Non-Qualified
                                     *  Non-Qualified (for certain
                                        deferred arrangements and
                                        plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than

                     Many times the Owner and the Annuitant are the same person. FFA- 56 if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a

When deciding how to receive income, consider:

- The amount of income you need;


- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

[SNOOPY ON BEACH GRAPHIC]
                                                                         FFA- 57
smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the

          The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

                 The AIR is stated in your contract and may range from 3% to 6%. FFA- 58 investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

TRANSFERS
You may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Income Option) to which you want to transfer; and

*   The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the

[WOODSTOCK AND MONEY]
Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
                                                                         FFA- 59
transaction to take place on that day. All other transfers will be processed our next business day.
CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES
There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in the Appendix.

We also reserve the right to deduct from purchase payments any taxes (including but not limited to premium taxes) paid by us to any

The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value. FFA- 60 government entity relating to the Income Annuities. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.
GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*   On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the

[LUCY READING GRAPHIC]
You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

Generally, your requests including subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order. [CHARLIE BROWN WITH LETTER GRAPHIC]


                                                                         FFA- 61
problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on or to limit any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.

BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone, 24 hours a day, 7 days a week, unless prohibited by state law or by your employer. Likewise in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

                                                [CHARLIE BROWN ON PHONE GRAPHIC]
   You may authorize your sales representative to make telephone transactions on your behalf. You must complete the form and we must agree.

FFA- 62

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other

                                                                         FFA- 63
authorization, who has the ability to control the amount and timing of transfers for a number of other Contract owners, and who simultaneously make the same request or series of requests on behalf of other Contract owners.

VALUATION
We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate
                                                                 future results.

FFA- 64

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund and American Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred
Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

                                                                         FFA- 65

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds, Met Investors Fund or American Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Zenith Fund, Met Investors Fund, Calvert Fund, Fidelity VIP and VIP II Funds or American Fund that are owned by our general account or by any of

FFA- 66
our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and
*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES
All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .20% of the total Account Balances of the Deferred Annuities, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

                          [SNOOPY METLIFE REP GRAPHIC]

                                                                         FFA- 67

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS
If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of
1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and

FFA- 68

MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION
Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                      During Contract Year
             1     2     3     4     5     6     7    8 & Beyond
   Year      -     -     -     -     -     -     -    ----------
Percentage  5.6%  5.0%  4.5%  4.0%  3.0%  2.0%  1.0%      0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

INCOME TAXES
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change on a regular basis. You should consult your own tax advisor about your own circumstances. You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

You are responsible for determining whether your purchase of a Deferred or Income Annuity, withdrawals, income payments and other transactions under your Deferred and Income Annuities satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation of an annuitant, beneficiary or other payee who is not also

                                                                         FFA- 69

      Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.
[PIGGY BANK GRAPHIC]

an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax or other taxes, consequences including estate tax, gift tax and generating skipping transfer tax that are not discussed in this Prospectus. Please consult your tax advisor.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

GENERAL
This section applies to TSA, 403(a), Non-Qualified, Traditional IRA and PEDC. It does not apply to Non-Qualified Deferred Annuities for sec.451, sec.457(f) or sec.457(e)(11) plans.

Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).

PURCHASE PAYMENTS

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

Purchase payments to TSA, 403(a), and PEDC contracts are generally on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Under some circumstances "after-tax" contributions can be made to certain of these annuities. These purchase payments do not reduce your taxable income or give you a tax deduction. There are different annual purchase payment limits for the annuities offered in this prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Purchase payments to a Non-Qualified annuity are on an after-tax basis. After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction. Generally, Traditional IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Whether you can make deductible purchase payments to your Traditional IRA depends on your personal situation. Your contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.
FFA- 70

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount reported as income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA); and

*   pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. For withdrawal from PEDC annuities, you may not elect not to withhold. The amount we withhold is determined by the Code. For withdrawals from a TSA or 403(a) annuity, please see the 20% mandatory withholding discussion.

WITHDRAWALS AND INCOME PAYMENTS FOR IRAS, TSAS, AND 403(a) CONTRACTS

Withdrawals and income payments are included in income except for that portion that represents a return of non-deductible purchase payments.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, TSAS AND 403(a) CONTRACTS

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

*   The year you turn age 70 1/2 or;

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

Please be advised that new proposed regulations were issued by the Internal Revenue Service regarding required minimum distribution in January 2001. These proposed regulations are generally effective for the 2002 distribution year. Owners of IRA, TSA and 403(a) contracts have the option of satisfying either the pre-2001 or post-2000 rules for any distribution attributable to the 2001 tax year.

                                                                         FFA- 71

REQUIREMENT FOR AFTER-DEATH DISTRIBUTIONS FOR IRA, TSA AND 403(a) CONTRACTS

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

WITHDRAWALS BEFORE AGE 59 1/2 (EXCEPT PEDC)

If you receive a taxable distribution from your Deferred Annuity before you reach age 59 1/2 this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                             Type of Contract
                                            --------------------------------------------------
                                              Non-            Trad.
                                            Qualified          IRA          TSA         403(a)
                                            ---------         -----         ---         ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy (SEPP)                                 x              x            x(1)         x(1)
After you die                                     x              x            x            x
After you become totally disabled
(as defined in the Code)                          x              x            x            x
After separation from service if you
are over age 55.                                                              x            x
To pay deductible medical expenses                               x            x            x
To pay medical insurance premiums if you are
unemployed                                                       x
To pay for qualified higher education expenses,                  x
or
For qualified first time home purchases up
to $10,000                                                       x
After December 31, 1999, for IRS levies                          x            x            x

Under certain income annuities providing for
substantially equal payments over the "payout"
period                                            x

(1) You must also be separated from service.

                                                  [SNOOPY WITH TAX BILL GRAPHIC]

FFA- 72

You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
                       [CHARLIE BROWN AND SNOOPY GRAPHIC]

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years whichever is later, after beginning SEPP payments will generally result in the retroactive imposition of the 10% penalty tax with interest.

MANDATORY 20% WITHHOLDING [FOR TSA AND 403(a)]

For TSA and 403(a) Deferred Annuities, we are required to withhold 20% of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

An "eligible rollover distribution" is any taxable amount you receive from your TSA or 403(a) Deferred Annuity. It does not include taxable distributions that are:

*   A series of substantially equal payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   Withdrawals to satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amount is determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

TSA

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.
                                                                         FFA- 73

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

WITHDRAWALS

If you are under age 59 1/2 you cannot withdraw money from your Deferred Annuity unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

*   Is directly transferred to other 403(b) arrangements;

*   Relates to amounts that are not salary reduction elective deferrals;

* Is after you leave your job, after you die, or become disabled (as defined by Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.

LOANS

If your TSA Contract permits Contract Loans, such loans will be made only from any Fixed Interest Account Balance. In that case, we credit your Fixed Interest Account Balance up to certain limits, up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA Contract and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether Contract Loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(a)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

                              [CONFERENCE GRAPHIC]

FFA- 74
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In some cases, your purchase payments may be tax deductible.

Annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your compensation.

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

TRADITIONAL IRA ANNUITIES

Generally, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the Deferred Annuity.

* Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

* You can transfer your IRA proceeds to a similar IRA, without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

PURCHASE PAYMENTS

Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. In general, a $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

*   Purchase payments in excess of this amount may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs.
                                                                         FFA- 75

  If your spouse is your beneficiary and if your Deferred Annuity permits, he or she may elect to continue as "owner" of the Deferred Annuity.

  After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.

NON-QUALIFIED ANNUITIES

GENERAL

* Purchase payments made to Non-Qualified annuities are applied on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the Deferred Annuity.

* Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the Internal Revenue Service could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified annuity, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.
FFA- 76

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers between investment divisions or a transfer from an investment division to the Fixed Income Option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers among them.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

* The IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments.

* Payments in the nature of a refund of purchase payments made to your estate or beneficiary after your death are generally taxable to the recipient in the same manner as a full withdrawal.

The Internal Revenue Service has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into the Fixed Income Option.

                              [WOODSTOCK GRAPHIC]

                                                                         FFA- 77
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We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before payments under a pay-out option begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death of any annuitant.

NON-QUALIFIED ANNUITY FOR SEC.457(f) DEFERRED COMPENSATION PLANS.

These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by state or local governments or non-church tax-exempt organizations. In this arrangement the tax exempt entity (e.g., a hospital) contributes your deferred

FFA- 78
compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified annuity which may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

When deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue. Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.457(f) deferred compensation plan should consult with their own tax advisors regarding the major Federal tax issues under sec.457. In connection with the sale of the Non-Qualified annuity for sec.457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.457. This advice from such counsel has not been updated to reflect changes, if any, in the law. Such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED FEE ARRANGEMENTS.
Under sec.451 deferred fee arrangements, a third party which is a tax-exempt entity (e.g., a hospital) enters into an arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of sec.451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred

[SNOOPY GRAPHIC]

                                                                         FFA- 79
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compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

A trust established by the tax-exempt entity will own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified annuity for sec.451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED COMPENSATION PLANS.
Under a sec.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them unless, under the method of accounting used in computing taxable income, such amounts are to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

A sec.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct, as compensation, the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, sec.451 rather than sec.457 should apply to their deferred compensation

FFA- 80
plans. Tax exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the annuity.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified annuity for sec.451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified annuity, the trust may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the annuity.

The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in sec.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan, sec.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income, such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and a "bona-fide death benefit" plan, your deferral amounts are subject to tax in the year in which they are deferred. In that event, if you have

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not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

SPECIAL TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS.
There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under 457(e)(11), the application section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement, would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. In connection with the sale of the Non-Qualified annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under sec.457. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

NON-QUALIFIED ANNUITY FOR SEC.415(m) QUALIFIED GOVERNMENTAL EXCESS BENEFIT
PLANS.
Section 415(m) qualified governmental excess benefit plans are available to state and local governments which sponsor plans subject to the sec.415 limits on the amount of annual plan contributions and benefits. If a qualified governmental excess benefit arrangement meets certain requirements, it could provide benefits that cannot be provided under a government plan subject to the sec.415 limits. For purposes of the qualified governmental excess benefit arrangement, participants are taxed the same way as if the arrangement were a non-qualified deferred compensation plan maintained by an employer not exempt from tax. Since qualified governmental excess benefit arrangements were introduced into the tax law in August, 1996, and since many aspects of these arrangements have yet to be clarified by the IRS, entities considering the purchase of this annuity to fund a qualified governmental excess benefit plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

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

PEDC

GENERAL

PEDC plans are available to State or local governments and certain tax-exempt organizations as described in sec.457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your annuity can not be "made available" to you until you:

*   Reach age 70 1/2

*   Leave your job

*   Have an unforeseen emergency (as defined by the Code)

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued to PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. There are some additional rules that apply; consult your tax advisor.

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on an agreement in writing on August 16, 1986).

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TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....    35
FINANCIAL STATEMENTS OF METLIFE.......... ..........    81

[PEANUTS GANG GRAPHIC]

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APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                       TSA         403(a)      PEDC                          Non-Qualified
                       Deferred    Deferred    Deferred       IRA Deferred   Deferred
                       and         and         and            and            and
                       Income      Income      Income         Income         Income
                       Annuities   Annuities   Annuities(1)   Annuities(2)   Annuities
California...........  0.5%        0.5%        2.35%          0.5%(3)        2.35%
Maine................  --          --          --             --             2.0%
Nevada...............  --          --          --             --             3.5%
Puerto Rico..........  1.0%        1.0%        1.0%           1.0%           1.0%
South Dakota.........  --          --          --             --             1.25%
West Virginia........  1.0%        1.0%        1.0%           1.0%           1.0%
Wyoming..............  --          --          --             --             1.0%

----------------

(1)PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

(2) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(3)WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2001 METROPOLITAN LIFE INSURANCE COMPANY

[LUCY'S TAXES GRAPHICS]
                                                                         FFA- 85

APPENDIX II

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

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

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc., New
    England Zenith Fund and Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Attn: Brian Mack
485 E US Highway 1 South, 4th Floor
Iselin, NJ 08830

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                     APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

The four prospectuses included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectuses (by prospectus).

CHARACTERS

Snoopy -- A Beagle dog
Charlie Brown -- A little boy with zigzag pattern on shirt
Woodstock -- A small bird
Lucy -- A little brunette girl
Linus -- A younger little boy with stripped shirt (Lucy's brother)
Marcie -- A little brunette girl with glasses
Franklin -- A curly haired little boy
Pigpen -- A little boy with dust cloud and smudged face
Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals Sally -- A little blond girl with curls on top (Charlie Brown's sister)



A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA               PAGE
 1. Snoopy as MetLife Representative with briefcase    A-PPA first page and
                                                       cover
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       A-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        A-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     A-PPA-13 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      A-PPA-18 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            A-PPA-18 The Variable
                                                       Annuities in this
                                                       Prospectus

 7. Snoopy reading menu at restaurant table            A-PPA-20 Your Investment
                                                       Choices

 8. Linus building sand castle                         A-PPA-22 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      A-PPA-23 The Equity
    with arrow pointing to three dimensional graph     Generator

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA (Continued)   PAGE

10. The Equalizer(Service Mark) icon--A balancing      A-PPA-23 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     A-PPA-23 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     A-PPA-23 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      A-PPA-24 The Allocator
    safe in top portion with arrow to a three
    dimensional chart in the bottom portion

14. Snoopy as MetLife Representative typing at         A-PPA-24 Electronic
    computer                                           Applications

15. Woodstock making calculations on paper with        A-PPA-25 The Value of
    pencil                                             Your Investment

16. Marcie at desk with adding machine reviewing       A-PPA-26 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

17. Charlie Brown struggling to reach into jar of      A-PPA-27 Access to Your
    money                                              Money

18. Snoopy as WWI flying ace dispatching Woodstocks    A-PPA-28 Systematic
    with checks                                        Withdrawal Program


19. Woodstock with accountant's visor and adding       A-PPA-29 Charges
    machine

20. Franklin with magnifying glass                     A-PPA-31 When No Early
                                                       Withdrawal Charge Applies

21. Woodstock moving money bag from one pile of        A-PPA-32 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

22. Marcia reading a paper                             A-PPA-33 Free Look

23. Snoopy floating in innertube with glasses and      A-PPA-35 Income Annuities
    drink

24. Snoopy lounging on beach chair with sunglasses     A-PPA-36 Income Payment
    and drink                                          Types

25. Woodstock writing out a check                      A-PPA-37 Purchasing an
                                                       Income Annuity

26. Woodstock moving money bag from one pile of        A-PPA-39 Transfers
    money bags to another

27. Lucy with magnifying glass studying a piece of     A-PPA-39 Free Look
    paper

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA (Continued)   PAGE
28. Charlie Brown receiving letter at mail box         A-PPA-41 Confirming
                                                       Transactions

29. Charlie Brown listening on telephone               A-PPA-42 Transactions by
                                                       Telephone

30. "Colonial" Snoopy as town cryer                    A-PPA-44 Advertising
                                                       Performance

31. Snoopy as MetLife Representative shaking paw/      A-PPA-46 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

32. Piggybank with "Do not open until age 59 1/2"      A-PPA-48 Income Taxes--
    printed on side                                    General

33. Snoopy as "Uncle Sam" presenting a tax bill        A-PPA-48 Income Taxes--
                                                       Withdrawals

34. Snoopy as "Uncle Sam" collecting taxes from        A-PPA-50 Income Taxes--
    Charlie Brown who is digging in his pockets        Non-Qualified Annuities
    for money

35. Linus "walking" the hoop with "IRAs" on side       A-PPA-53 Income Taxes--
                                                       IRAs

36. Woodstock flying with check                        A-PPA-55 Roth IRA
                                                       Annuities--Withdrawals

37. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     A-PPA-58 Table of
    Linus and Peppermint Patty                         Contents for the SAI

38. Lucy in her advice box with "TAXES--The Expert     A-PPA-59 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)   PAGE
 1. Snoopy as MetLife Representative with briefcase    B-PPA first page and
    straightening bow tie                              cover

 2. Charlie Brown on step ladder looking at fold       B-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        B-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     B-PPA-13 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      B-PPA-20 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            B-PPA-21 The Variable
                                                       Annuities in this
                                                       Prospectus

 7. Snoopy reading menu at restaurant table            B-PPA-22 Your Investment
                                                       Choices

 8. Linus building sand castle                         B-PPA-24 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      B-PPA-25 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      B-PPA-25 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     B-PPA-25 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     B-PPA-26 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      B-PPA-26 The Allocator
    safe in top portion with arrow to a three
    dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        B-PPA-27 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       B-PPA-28 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      B-PPA-29 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    B-PPA-30 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       B-PPA-33 Early Withdrawal
    machine                                            Charges

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)
   (continued)                                         PAGE
19. Franklin with magnifying glass                     B-PPA-34 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        B-PPA-37 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Marcia reading paper                               B-PPA-37 Free Look

22. Snoopy floating in innertube with glasses and      B-PPA-40 Income Annuities
    drink

23. Snoopy lounging on beach chair with sunglasses     B-PPA-41 Income Payment
    and drink                                          Types

24. Snoopy with accountant's visor and adding          B-PPA-42 The Value of
    machine                                            Your Income Payments

25. Woodstock moving money bag from one pile of        B-PPA-43 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     B-PPA-45 Free Look
    paper

27. Charlie Brown receiving letter at mail box         B-PPA-45 Confirming
                                                       Transactions

28. Charlie Brown listening on telephone               B-PPA-47 Transactions by
                                                       Telephone

29. "Colonial" Snoopy as town cryer                    B-PPA-48 Advertising
                                                       Performance

30. Snoopy as MetLife Representative shaking paw/      B-PPA-51 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

33. Piggybank with "Do not open until age 59 1/2"      B-PPA-53 Income Taxes--
    printed on side                                    General

34. Snoopy as "Uncle Sam" presenting a tax bill        B-PPA-55 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

35. Snoopy as "Uncle Sam" collecting taxes from        B-PPA-55 Income Taxes--
    Charlie Brown who is digging in his pockets        Mandatory 20% Withholding
    for money

36. Woodstock flying with check                        B-PPA-57 TSA Annuities--
                                                       Withdrawals

37. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     B-PPA-59 Table of
    Linus and Peppermint Patty                         Contents for the SAI

38. Lucy in her advice box with "TAXES--The Expert     B-PPA-60 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

C. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED                                 PAGE

 1. Snoopy as MetLife Representative with briefcase    C-PPA first page and
    straightening bow tie                              cover

 2. Charlie Brown on step ladder looking at fold       C-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        C-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     C-PPA-13 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      C-PPA-19 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            C-PPA-20 The Enhanced
                                                       Variable Annuities in
                                                       this Prospectus

 7. Snoopy reading menu at restaurant table            C-PPA-21 Your Investment
                                                       Choices

 8. Linus building sand castle                         C-PPA-23 Enhanced
                                                       Deferred Annuities

 9. The Equity Generator(Service Mark) icon--Safe      C-PPA-24 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      C-PPA-24 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     C-PPA-25 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     C-PPA-25 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      C-PPA-25 The Allocator
    safe in top portion with arrow to a three
    dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        C-PPA-26 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       C-PPA-27 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      C-PPA-28 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    C-PPA-29 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       C-PPA-30 Charges
    machine

C. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED (continued)                     PAGE
19. Franklin with magnifying glass                     C-PPA-34 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        C-PPA-36 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Marcia reading paper                               C-PPA-36 Free Look

22. Snoopy floating in innertube with glasses and      C-PPA-38 Enhanced Income
    drink                                              Annuities

23. Snoopy lounging on beach chair with sunglasses     C-PPA-40 Income Payment
    and drink                                          Types

24. Woodstock writing out a check                      C-PPA-40 Purchasing an
                                                       Income Annuity

25. Woodstock moving money bag from one pile of        C-PPA-42 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     C-PPA-43 Free Look
    paper

27. Charlie Brown listening on telephone               C-PPA-45 Transactions by
                                                       Telephone

28. "Colonial" Snoopy as town cryer                    C-PPA-47 Advertising
                                                       Performance

29. Snoopy as MetLife Representative shaking paw/      C-PPA-49 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

30. Piggybank with "Do not open until age 59 1/2"      C-PPA-51 Income Taxes--
    printed on side                                    General

31. Snoopy as "Uncle Sam" presenting a tax bill        C-PPA-52 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

32. Woodstock flying with check                        C-PPA-54 Non-Qualified
                                                       Annuities--Withdrawals

33. Linus "walking" the hoop with "IRAs" on side       C-PPA-56 Traditional
                                                       IRA Annuities

34. Snoopy as "Uncle Sam" collecting taxes from        C-PPA-58 Income Taxes--
    Charlie Brown who is digging in his pockets        Non-Qualified Annuities
    for money

35. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     C-PPA-63 Table of
    Linus and Peppermint Patty                         Contents for the SAI

36. Lucy in her advice box with "TAXES--The Expert     C-PPA-64 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA                                     PAGE
 1. Snoopy as MetLife Representative with briefcase    FFA first page and
    straightening bow tie                              covers

 2. Snoopy as MetLife Representative with briefcase    EPPA first page
    straightening bow tie

 3. Charlie Brown on step ladder looking at fold       FFA-3 Table of Contents
    out map

 4. Snoopy in suit with pointer                        FFA-4 Important Terms You
                                                       Should Know

 5. Lucy reviewing ticker tape coming from machine     FFA-19 Accumulation Unit
                                                       Values Tables For
                                                       Enhanced Preference Plus

 6. Lucy reviewing ticker tape coming from machine     FFA-27 Accumulation Unit
                                                       Values Tables For
                                                       Financial Freedom

 7. Snoopy as MetLife Representative listening to      FFA-35 MetLife
    crowd of Woodstocks

 8. Snoopy and Woodstock balanced on seesaw            FFA-36 The Variable
                                                       Annuities in this
                                                       Prospectus

 9. Snoopy reading menu at restaurant table            FFA-38 Your Investment
                                                       Choices

10. Linus building sand castle                         FFA-40 Deferred Annuities

11. The Equity Generator(Service Mark) icon--Safe      FFA-41 The Equity
    with arrow pointing to three dimensional graph     Generator

12. The Equalizer(Service Mark) icon--A balancing      FFA-42 The Equalizer
    scale

13. The Rebalancer(Service Mark) icon--A pie chart     FFA-42 The Rebalancer
    with arrows around circumference

14. The Index Selector(Service Mark) icon--A world     FFA-42 The Index Selector
    globe with arrows around it

15. The Allocator(Service Mark) icon--An hourglass     FFA-42 The Allocator
    with safe in top portion with arrow to a three
    dimensional chart in the bottom portion

16. Woodstock making calculations on paper with        FFA-44 The Value of Your
    pencil                                             Investment

17. Marcie at desk with adding machine reviewing       FFA-44 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE
18. Charlie Brown struggling to reach into jar of      FFA-45 Access to
    money                                              Your Money

19. Snoopy as WWI flying ace dispatching Woodstocks    FFA-46 Systematic
    with checks                                        Withdrawal Program

20. Woodstock with accountant's visor and adding       FFA-48 Charges/Annuity
    machine                                            Taxes

21. Franklin with magnifying glass                     FFA-50 When No Early
                                                       Withdrawal Charge Applies
                                                       for TSA, 403(a), Non-
                                                       Qualified, PEDC and IRA
                                                       Enhanced Deferred
                                                       Annuities

22. Woodstock moving money bag from one pile of        FFA-52 When Another Early
    money bags to another                              Withdrawal Charge May
                                                       Apply

23. Marcia reading paper                               FFA-53 Free Look

24. Snoopy floating in innertube with glasses and      FFA-55 Income Annuities
    drink

25. Snoopy lounging on beach chair with sunglasses     FFA-57 Income Payment
    and drink                                          Types

26. Woodstock moving money bag from one pile of        FFA-59 Transfers
    money bags to another

27. Lucy with magnifying glass studying a piece of     FFA-61 Free Look
    paper

28. Charlie Brown receiving letter at mail box         FFA-61 Confirming
                                                       Transactions

29. Charlie Brown listening on telephone               FFA-62 Transactions by
                                                       Telephone

30. "Colonial" Snoopy as town cryer                    FFA-64 Advertising
                                                       Performance

31. Snoopy as MetLife Representative at booth with     FFA-67 Who Sells the
    "Your MetLife Rep is IN" printed on it holding     Deferred Annuities and
    brochures                                          Income Annuities

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE
32. Piggybank with "Do not open until age 59 1/2"      FFA-70 Income Taxes--
    printed on side                                    General

33. Snoopy as "Uncle Sam" collecting taxes from        FFA-72 Income Taxes--TSA
    Charlie Brown who is digging in his pockets        Annuities--Withdrawals
    for money

34. "Corporate" Snoopy making presentation to          FFA-74 Income Taxes--
    boardroom with Franklin, Charlie Brown, Sally,     403(a)
    Lucy, Linus and Peppermint Patty

35. Woodstock flying with check                        FFA-77 Non-Qualified
                                                       Annuities--Withdrawals

36. "Corporate" Snoopy with glasses and suspenders     FFA-79 Income Taxes--
                                                       Non-Qualified Annuity for
                                                       SS 457(F) Deferred
                                                       Compensation Plans.


37. Snoopy with accountant's visor and adding          FFA-81 Income Taxes--
    machine                                            Non-Qualified Annuity for
                                                       SS 451 Deferred
                                                       Compensation Plans.

38. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     FFA-84 Table of Contents
    Linus and Peppermint Patty                         for the SAI

39. Lucy in her advice box with "TAXES--The Expert     FFA-85 Premium Tax Table
    is in" printed on it advising Peppermint Patty
    and Sally